Exhibit 10.4



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                  AMENDED AND RESTATED REIMBURSEMENT AGREEMENT


                           Dated as of March 31, 2003

                                      Among


                        CHARTER MAC EQUITY ISSUER TRUST,
                                  Account Party

                                       and

                              FLEET NATIONAL BANK,
                                      Agent

                              FLEET NATIONAL BANK,
                                  Issuing Bank

                                       and

                 THE PARTICIPANTS NAMED HEREIN FROM TIME TO TIME
                                  Participants


                 Letter of Credit Facility up to $35,000,000.00


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


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                                Table of Contents
                                -----------------

ARTICLE 1. DEFINITIONS AND GENERAL MATTERS...................................................1
           -------------------------------

        SECTION 1.1..............................................................Defined Terms           1
                                                                                 -------------

        SECTION 1.2....................................................................General           1
                                                                                       -------

        SECTION 1.3......................................................Accounting Principles           2
                                                                         ---------------------


ARTICLE 2.   AGREEMENT TO ISSUE LETTER OF CREDIT; LETTER OF
             CREDIT AND L/C SCHEDULES.........................................................2
             ----------------------------------------------

             SECTION 1.4....Commitment to Issue Letter of Credit and L/C Schedules; Procedures           2

               (a)    Establishment of Letter of Credit Facility.............................2
                      ------------------------------------------

               (b)    Procedures for Issuance of Letter of Credit and L/C
                      Schedules..............................................................4
                      ----------------------------------------------------

               (c)    Drawings under the Letter of Credit....................................4
                      -----------------------------------

               (d)    Limitations............................................................5
                      -----------

               (e)    Allocable Share of  the Maximum Credit Amount; Addition
                      of Eligible Lease-Up Bonds to Letter of Credit Facility;
                      Deletion of Eligible Lease-Up Bonds from Letter of Credit
                      Facility................................................................5
                      ---------------------------------------------------------

                             (a)    with respect to Covered Eligible Bonds
                                    which were included in the most recent
                                    Applicable L/C Schedule and which are to
                                    remain Covered Eligible Bonds under the
                                    Applicable L/C Schedule, the Account Party
                                    shall provide the calculation of the
                                    Allocable Share of the Maximum Credit
                                    Amount for each such Covered Eligible Bond
                                    based upon the applicable Bond and
                                    Property information included in the most
                                    recent Servicer's Report furnished to the
                                    Agent pursuant to Section 10.1(g)(i)
                                    hereof, with such calculations to be set
                                    forth in an Allocable Share Calculation
                                    Certificate in the form of Exhibit I.....................5

                             (b)    the Account Party shall specifically
                                    identify in a Bond Withdrawal Notice any
                                    Covered Eligible Bonds which were included
                                    in the most recent Applicable L/C Schedule
                                    which
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                                      -ii-
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
                                    the Account Party has elected to withdraw
                                    from the Letter of Credit Facility (and
                                    which are, therefore, not included in the
                                    pro forma Applicable L/C Schedule).......................5

                             (c)    with respect to  additional Bonds which
                                    the Account Party is requesting to be
                                    included as Covered Eligible Bonds (with
                                    no such request being permitted during any
                                    Extension Period), the Account Party shall
                                    furnish the Agent with a Bond Eligibility
                                    Determination Request in the form of
                                    Exhibit J, pursuant to which:............................6

                                    (i)     the Account Party shall certify
                                            that each such Bond is an Eligible
                                            Lease-Up Bond as of the date of the
                                            request for inclusion as a Covered
                                            Eligible Bond and that it
                                            reasonably expects such Bond to be
                                            an Eligible Lease-Up Bond as of the
                                            subject Quarterly L/C Re-Schedule
                                            Date;............................................6

                                    (ii)    the Account Party shall provide the
                                            Agent with  the Eligible Lease-Up
                                            Bond Supporting Documentation
                                            relating to such Eligible Lease-Up
                                            Bond, including, without
                                            limitation, the Projected
                                            Stabilization Date of such Eligible
                                            Lease-Up Bond;...................................6

                                    (iii)   the Account Party shall certify
                                            that no Event of Default has
                                            occurred and is continuing at the
                                            time of such request;............................6

                                    (iv)    the Account Party shall certify
                                            that, after giving effect to the
                                            Allocable Share of the Maximum
                                            Credit Amount which would be
                                            attributed to such Bond, the sum of
                                            (x) the aggregate amount of the
                                            Allocable Share of the Maximum
                                            Credit Amount for all Covered
                                            Eligible Bonds to be covered by the
                                            subject L/C Schedule, plus (y) the
                                            amount of any then Unpaid Drawings,
                                            would
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                                     -iii-
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
                                            not exceed the Maximum Credit
                                            Amount; and......................................6

                                    (v)     the Account Party shall certify
                                            that there has not occurred any
                                            Material Change to the Transaction
                                            Documents........................................6

                             (d)    with respect to Covered Eligible Bonds
                                    that are secured by Properties which have
                                    become Stabilized Properties (and which
                                    are therefore not to be included on the
                                    Applicable L/C Schedule), the Account
                                    Party shall provide the Agent with the
                                    applicable Stabilization Confirmation (if
                                    not previously provided to the Agent)....................6

                             (e)    the Account Party shall provide the Agent
                                    with written confirmation from each of the
                                    Beneficiaries of their respective approval
                                    of the pro forma L/C Schedule............................7

               (f)    Ineligible Project Bonds...............................................7
                      ------------------------

               (g)    Voluntary Withdrawal of Covered Eligible Bonds.........................8
                      ----------------------------------------------

               (h)    Termination of Allocable Share of Maximum Credit Amount................8
                      -------------------------------------------------------

               (i)    Amendment of Applicable L/C Schedule...................................8
                  ----------------------------------------

        SECTION 1.5...............................................Extension of Expiration Date           9


               (a)    Procedures and Conditions for Extension................................9
                      ---------------------------------------

               (b)    No Obligation to Extend...............................................10
                      -----------------------

               (c)    Extension Period......................................................10
                      ----------------

               (d)    Termination of Letter of Credit Facility..............................10
                      ----------------------------------------


ARTICLE 3.   REIMBURSEMENT AND OTHER PAYMENTS...............................................10
           ----------------------------------

        SECTION 1.6..................................Repayment of Draws under Letter of Credit           10
                                                     -----------------------------------------

        SECTION 1.7...............................................................Default Rate           11
                                                                                  ------------

        SECTION 1.8...............................................................Late Charges           11
                                                                                  ------------

        SECTION 1.9...................................................Payment of other Amounts           11
                                                                      ------------------------

        SECTION 1.10...........................................................Lawful Currency           11
                                                                               ---------------
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                                      -iv-
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
        SECTION 1.11......................................Payments without Setoff or Deduction           12
                                                          ------------------------------------

        SECTION 1.12.................................................Future Legal Requirements           12
                                                                     -------------------------

        SECTION 1.13...............................................Future Capital Requirements           13
                                                                   ---------------------------

        SECTION 1.14...............................................................Certificate           13
                                                                                   -----------

        SECTION 1.15.........................................Computations of Interest and Fees           14
                                                             ---------------------------------


ARTICLE 4.   LETTER OF CREDIT FACILITY FEES.................................................14
           --------------------------------

        SECTION 1.16......................................................Letter of Credit Fee           14
                                                                          --------------------

        SECTION 1.17.......................................................Unused Facility Fee           14
                                                                           -------------------

        SECTION 1.18....................................................Issuing Bank's Charges           14
                                                                        ----------------------

        SECTION 1.19................................................................Other Fees           15
                                                                                    ----------

        SECTION 1.20.............................................................Fees; General           15
                                                                                 -------------


ARTICLE 5.   CONCERNING LETTER OF CREDIT....................................................15
           -----------------------------

        SECTION 1.21............................................................Responsibility           15
                                                                                --------------

        SECTION 1.22..............................................Honoring of Letter of Credit           15
                                                                  ----------------------------

        SECTION 1.23.....................................................Risk of Account Party           15
                                                                         ---------------------

        SECTION 1.24...............................................Concerning Specified Rights           16
                                                                   ---------------------------

        SECTION 1.25......................................Practices Governing Letter of Credit           16

        SECTION 1.26...................................................Relationship of Parties           16
                                                                       -----------------------

        SECTION 1.27.........................................Transfers of the Letter of Credit           17
                                                             ---------------------------------


ARTICLE 6.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT....................17
           -------------------------------------------------------------

        SECTION 1.28................................................Restatement Effective Date           17
                                                                    --------------------------

               (a)    Satisfactory Credit Documents.........................................17
                      -----------------------------

               (b)    L/C Schedule No. 3....................................................17
                      ------------------

               (c)    No Default under Transaction Documents................................17
                      --------------------------------------

               (d)    No Material Change....................................................17
                      ------------------

               (e)    Warranties and Representations Accurate...............................17
                      ---------------------------------------

               (f)    Officer's Certificates................................................18
                      ----------------------
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                                   -v-
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


               (g)    Preferred Shares Covenants............................................18
                      --------------------------

               (h)    Constituent Documents and Entity Agreements...........................18
                      -------------------------------------------

               (i)    Votes, Consents and Authorizations....................................18
                      ----------------------------------

               (j)    Incumbency Certificate; Authorized Signers............................18
                      ------------------------------------------

               (k)    Corporate Structure...................................................19
                      -------------------

               (l)    Litigation............................................................19
                      ----------

               (m)    Financial Statements..................................................19
                  ------------------------

               (n)    Examination of Books and Assets.......................................19
                      -------------------------------

               (o)    Compliance with Law...................................................19
                      -------------------

               (p)    Legal and other Opinions..............................................19
                      ------------------------

               (q)    Payment of Fees.......................................................20
                      ---------------

               (r)    No Event of Default...................................................20
                      -------------------

               (s)    Additional Documents..................................................20
                      --------------------

               (t)    Further Assurances....................................................20
                      ------------------

        SECTION 1.29..........Addition of Eligible Lease-Up Bonds to Letter of Credit Facility           20

               (a)    Representations True; No Event of Default.............................20
                      -----------------------------------------

               (b)    No Legal Impediment...................................................20
                      -------------------

               (c)    Governmental Regulation...............................................20
                      -----------------------

               (d)    Proceedings and Documents.............................................21
                      -------------------------

               (e)    No Adverse Changes....................................................21
                      ------------------

               (f)    Other Certificates....................................................21
                      ------------------


ARTICLE 7.   AUTHORIZED REPRESENTATIVES.....................................................21
           ----------------------------

        SECTION 1.30........................Continuing Authority of Authorized Representatives           21
                                            --------------------------------------------------


ARTICLE 8.   OBLIGATIONS ABSOLUTE...........................................................21
           ----------------------

        SECTION 1.31......................................................Obligations Absolute           22
                                                                          --------------------

        SECTION 1.32.......No Liability on Account of Issuance or Transfer of Letter of Credit           22

        SECTION 1.33..................................................Other Persons Not Liable           23
                                                                      ------------------------


ARTICLE 9.   WARRANTIES AND REPRESENTATIONS.................................................23
           --------------------------------
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                                      -vi-
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
        SECTION 1.34.....................................................Transaction Documents           23
                                                                         ---------------------

        SECTION 1.35.......................................................No Event of Default           23
                    --------------------------------------------------------------------------

        SECTION 1.36.....................................................Financial Information           23
                                                                         ---------------------

        SECTION 1.37.............................................................No Violations           24
                                                                                 -------------

        SECTION 1.38.............................................................No Litigation           24

               (a)    Account Party and Charter Mac.........................................24
                      -----------------------------

               (b)    Other Charter Entities................................................24
                      ----------------------

        SECTION 1.39.....................................Franchises, Patents, Copyrights, Etc.           24
                                                         -------------------------------------

        SECTION 1.40...................................................Good Title and No Liens           24
                                                                       -----------------------

        SECTION 1.41............................................................Entity Matters           24

               (a)    Organization..........................................................25
                      ------------

               (b)    Ownership, Subsidiaries and Taxpayer Identification
                      Numbers...............................................................25
                      -------

               (c)    Authorization.........................................................25
                      -------------

        SECTION 1.42.........................................................Valid and Binding           26
                                                                             -----------------

        SECTION 1.43...........................................Deferred Compensation and ERISA           26
                                                               -------------------------------

        SECTION 1.44.....................................No Materially Adverse Contracts, Etc.           26
                                                         -------------------------------------

        SECTION 1.45.............................Compliance With Other Instruments, Laws, Etc.           26
                                                 ---------------------------------------------

        SECTION 1.46................................................................Tax Status           26
                                                                                    ----------

        SECTION 1.47...............................Holding Company and Investment Company Acts           27
                                                   -------------------------------------------

        SECTION 1.48......................................................Certain Transactions           27
                                                                          --------------------

        SECTION 1.49..........................................................Credit Documents           27
                                                                              ----------------

        SECTION 1.50........................................................No Material Change           27
                                                                            ------------------

        SECTION 1.51.......................................................No Broker or Finder           27
                                                                           -------------------

        SECTION 1.52...................................Background Information and Certificates           27
                                                       ---------------------------------------

        SECTION 1.53.............................................................Reaffirmation           27
                                                                                 -------------

        SECTION 1.54..........................................Existing Reimbursement Agreement           28
                                                              --------------------------------


ARTICLE 10.   COVENANTS.....................................................................28
            -----------

        SECTION 1.55.....................................................Affirmative Covenants           28
                                                                         ---------------------

               (a)    Punctual Payment......................................................28
                      ----------------
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
               (b)    Maintenance of Office.................................................28
                      ---------------------

               (c)    Records and Accounts..................................................28
                      --------------------

               (d)    Compliance with Transaction Documents.................................28
                      -------------------------------------

               (e)    Bond Documents........................................................29
                      --------------

               (f)    Notices...............................................................29
                      -------

                      (i)    Ineligible Bond Status.........................................29
                             ----------------------

                      (ii)   Defaults.......................................................29
                             --------

                             (a)    The Account Party will promptly notify the
                                    Agent in writing of the occurrence of any
                                    Event of Default known to the Account
                                    Party...................................................29

                             (b)    If any Person shall give any notice to the
                                    Account Party (or to any Subsidiary of the
                                    Account Party, if the Account Party has,
                                    or, if in the exercise of appropriate
                                    diligence as the parent of such
                                    Subsidiary, reasonably should have had,
                                    actual knowledge thereof) or take any
                                    other action involving the Account Party
                                    (or involving any Subsidiary of the
                                    Account Party, if the Account Party has,
                                    or, if, in the exercise of appropriate
                                    diligence as the parent of such
                                    Subsidiary,  reasonably should have had,
                                    actual knowledge thereof) in respect of a
                                    claimed default (whether or not
                                    constituting an event of default) under
                                    any note, evidence of indebtedness,
                                    indenture or other obligation, including,
                                    without limitation, the Insurance
                                    Agreement, the Liquidity Facility or any
                                    other Transaction Document, to which or
                                    with respect to which the Account Party or
                                    any of its Subsidiaries is a party or
                                    obligor, whether as principal or surety,
                                    and such default would permit the holder
                                    of such note or obligation or other
                                    evidence of indebtedness to accelerate the
                                    maturity thereof, which acceleration would
                                    have a material adverse effect on the
                                    Account Party, the Account Party shall
                                    forthwith give written notice thereof to
                                    the Agent
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                                     -viii-
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
                                    describing the notice or action and the
                                    nature of the claimed default...........................29

                             (c)    The Account Party will provide the Agent
                                    with copies of any notices required to be
                                    provided by any Charter Entity to MBIA
                                    pursuant to Section 3.4(d) of the
                                    Insurance Agreement.....................................29

                             (d)    The Account Party will promptly notify the
                                    Agent in writing of the occurrence of any
                                    event of default under any of the Bond
                                    Documents relating to a Covered Eligible
                                    Bond....................................................30

                      (iii)  Notification of Claims against Covered Eligible
                             Bonds..........................................................30
                             -----

                      (iv)   Notice of Litigation and Judgments.............................30
                             ----------------------------------

               (g)    Financial Statements and Reports......................................30
                      --------------------------------

                      (i)    Monthly Statements.............................................30
                             ------------------

                      (ii)   Quarterly Statements...........................................30
                             --------------------

                      (iii)  Compliance Certificate.........................................30
                             ----------------------

                      (iv)   Additional Financial Information...............................31
                             --------------------------------

               (h)    Existence; Conduct of Business........................................31
                      ------------------------------

               (i)    Insurance.............................................................31
                      ---------

               (j)    Taxes and Trade Debt..................................................31
                      --------------------

               (k)    Compliance with Laws, Contracts, Licenses, and Permits................31
                      ------------------------------------------------------

               (l)    Indemnification Against Payment of Brokers' Fees......................32
                      ------------------------------------------------

               (m)    Fiscal Year...........................................................32
                      -----------

               (n)    Place for Records; Inspection.........................................32
                      -----------------------------

               (o)    Costs and Expenses....................................................33
                      ------------------

               (p)    Indemnification.......................................................33
                      ---------------

               (q)    Amendments to Credit Documents........................................34
                      ------------------------------

               (r)    Account Party Financial Covenants.....................................34
                      ---------------------------------

                      (i)    Adjusted Tangible Net Worth....................................34
                             ---------------------------

                      (ii)   Fixed Charges..................................................35
                             -------------

                      (iii)  Leverage.......................................................35
                             --------
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                                      -ix-
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


               (s)    Further Assurances....................................................35
                      ------------------

               (t)    Revenue Bond Valuation................................................35
                      ----------------------

        SECTION 1.56........................................................Negative Covenants           35
                                                                            ------------------

               (a)    Liens.................................................................35
                      -----

               (b)    Merger; Sale of Assets................................................35
                      ----------------------

               (c)    Loans and Advances....................................................36
                      ------------------

               (d)    No Material Modifications.............................................36
                      -------------------------

               (f)    Effect of Amendment...................................................36
                      -------------------


ARTICLE 11.   EVENTS OF DEFAULT.............................................................36
            -------------------

        SECTION 1.57.........................................................Events of Default           36
                                                                             -----------------

               (a)    Failure to Pay........................................................36
                      --------------

               (b)    Failure to Perform....................................................36
                      ------------------

               (c)    Breach of Representation or Warranty..................................37
                      ------------------------------------

               (d)    Failure to Pay other Indebtedness.....................................37
                      ---------------------------------

               (e)    Insolvency............................................................37
                      ----------

               (f)    Involuntary Proceedings...............................................37
                      -----------------------

               (g)    Judgments.............................................................37
                      ---------

               (h)    Cancellation of Credit Documents......................................37
                      --------------------------------

               (i)    ERISA.................................................................38
                      -----

               (j)    Indictment............................................................38
                      ----------

               (k)    Material Adverse Change...............................................38
                      -----------------------

               (l)    Change in Control.....................................................38
                      -----------------

               (m)    Regarding Charter Mac.................................................38
                      ---------------------

               (n)    Mortgage Warehousing Facility.........................................38
                      -----------------------------

               (o)    Acquisition Line Facility.............................................38
                      -------------------------

               (p)    Bond Warehousing Facility.............................................38
                      -------------------------

               (q)    Transaction Documents.................................................38
                      ---------------------

               (r)    Failure to Pay Dividends..............................................39
                      ------------------------

        SECTION 1.58..........................................................Certain Remedies           39
                                                                              ----------------

               (a)    Establishment of Funded Reserve.......................................39
                      -------------------------------


                                      -x-
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
               (b)    Accelerate Debt.......................................................39
                      ---------------

               (c)    Pursue Remedies.......................................................39
                      ---------------

               (d)    Power of Attorney.....................................................39
                      -----------------

        SECTION 1.59...........................................................Written Waivers           39
                                                                               ---------------


ARTICLE 12.   SET-OFF.......................................................................40
            ---------

        SECTION 1.60...................................................................Set-Off           40
                                                                                       -------

        SECTION 1.61...........................................................Right to Freeze           40
                                                                               ---------------

        SECTION 1.62.........................................................Additional Rights           41
                                                                             -----------------


ARTICLE 13.   THE AGENT AND THE PARTICIPANTS................................................41
            --------------------------------

        SECTION 1.63................................Rights, Duties and Immunities of the Agent           41

               (a)    Appointment of Agent..................................................41
                      --------------------

               (b)    Administration of Letter of Credit Facility by Agent..................41
                      ----------------------------------------------------

               (c)    Delegation of Duties..................................................42
                      --------------------

               (d)    Exculpatory Provisions................................................42
                      ----------------------

               (e)    Reliance by Agent.....................................................42
                      -----------------

               (f)    Notice of Event of Default............................................43
                      --------------------------

               (g)    Participants' Credit Decisions........................................43
                      ------------------------------

               (h)    Agent's Reimbursement and Indemnification.............................43
                      -----------------------------------------

               (i)    Agent in its Individual Capacity......................................44
                      --------------------------------

               (j)    Successor Agent.......................................................44
                      ---------------

               (k)    Duties in the Case of Enforcement.....................................44
                      ---------------------------------

        SECTION 1.64......................Respecting Issuance of Letter of Credit and Payments           45

               (a)    Participations in Letter of Credit....................................45
                      ----------------------------------

               (b)    Nature of Obligations of Participants.................................46
                      -------------------------------------

               (c)    Payments to Agent.....................................................47
                      -----------------

               (d)    Distribution of Liquidation Proceeds..................................47
                      ------------------------------------

               (e)    Adjustments...........................................................48
                      -----------

               (f)    Setoff................................................................48
                      ------

               (g)    Distribution by Agent.................................................48
                      ---------------------


                                      -xi-
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
               (h)    Delinquent Participant................................................49
                      ----------------------

        SECTION 1.65..............................................Assignment and Participation           50

               (a)    Conditions to Assignment by Participants and Issuing Bank.............50
                      ---------------------------------------------------------

               (b)    Certain Representations and Warranties; Limitations;
                      Covenants.............................................................50
                      ---------

               (c)    Register..............................................................51
                      --------

               (d)    Participations........................................................52
                      --------------

               (e)    Disclosure............................................................52
                      ----------

               (f)    Miscellaneous Assignment Provisions...................................52
                      -----------------------------------

               (g)    No Assignment by Account Party........................................53
                      ------------------------------

        SECTION 1.66....................................................Administrative Matters           53

               (a)    Amendment, Waiver, Consent, Etc.......................................53
                      --------------------------------

               (b)    Deemed Consent or Approval............................................54
                      --------------------------


ARTICLE 14.   GENERAL PROVISIONS............................................................54
            --------------------

        SECTION 1.67...................................................................Notices           54
                                                                                       -------

        SECTION 1.68................................................Parties Bound; Integration           56
                                                                    --------------------------

        SECTION 1.69..........................................Waivers, Extensions and Releases           56
                                                              --------------------------------

        SECTION 1.70...............................................Governing Law; Severability           57

               (a)    Substantial Relationship..............................................57
                      ------------------------

               (b)    Place of Delivery.....................................................57
                      -----------------

               (c)    Governing Law; Sealed Instruments.....................................57
                      ---------------------------------

               (d)    Severability..........................................................57
                      ------------

        SECTION 1.71...................................................Consent to Jurisdiction           57
                                                                       -----------------------

        SECTION 1.72.........................................................JURY TRIAL WAIVER           57
                                                                             -----------------

        SECTION 1.73..................................................................Survival           58
                                                                                      --------

        SECTION 1.74.........................................................Cumulative Rights           58
                                                                             -----------------

        SECTION 1.75.......................Claims Against Agent, Issuing Bank, or Participants           58

               (a)    Account Party Must Notify.............................................58
                      -------------------------

               (b)    Remedies..............................................................59
                      --------

               (c)    Limitations...........................................................59
                      -----------


                                     -xii-
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


        SECTION 1.76..............................................................Counterparts           59
                                                                                  ------------

        SECTION 1.77.......................................................Time Of the Essence           59
                                                                           -------------------

        SECTION 1.78............................................................No Oral Change           59
                                                                                --------------

        SECTION 1.79........................................................Monthly Statements           60
                                                                            ------------------

        SECTION 1.80.................................................Acknowledgment of Joinder           60
                                                                     -------------------------

                             EXHIBITS AND SCHEDULES
                             ----------------------

Exhibit A      -      Definitions
Exhibit B      -      Form of Covered Eligible Bond Report
Exhibit C      -      Form of L/C Schedule No. 3
Exhibit D      -      Form of L/C Schedule
Exhibit E      -      Letter of Credit (with L/C Schedule No. 2)
Exhibit F      -      Preferred Shares Covenants
Exhibit G      -      Form of Assignment and Acceptance
Exhibit H      -      Form of L/C Schedule Request Certificate
Exhibit I      -      Form of Allocable Share Calculation Certificate
Exhibit J      -      Form of Bond Eligibility Determination Request
Exhibit K      -      Form of Bond Withdrawal Notice
Exhibit L      -      Form of Stabilization Confirmation
Exhibit M      -      Charter Mac Covenants
        Annex M - 1   Existing Permitted Indebtedness
        Annex M - 2   Revenue Bond Valuation Methodology
Schedule 7            - Authorized Representatives
Schedule 9.8(b)(i)    - Account Party Organizational Documents
Schedule 9.8(b)(ii)   - Taxpayer Identification and State Organizational Numbers
Schedule 9.8(b)(iii)  - Outstanding Options, Etc.
Schedule 9.15         - Certain Transactions
Schedule 10.1(i)      - Insurance
Schedule A            - Participants, Commitments, and Commitment Percentages

                  AMENDED AND RESTATED REIMBURSEMENT AGREEMENT
                  --------------------------------------------


        THIS AMENDED AND RESTATED REIMBURSEMENT AGREEMENT (this "Agreement") is made as of March 31, 2003, by and among CHARTER MAC EQUITY ISSUER TRUST (the "Account Party"), a Delaware statutory trust, FLEET NATIONAL BANK ("Fleet"), as Agent (in such capacity, the "Agent") for itself, the Issuing Bank, and the Participants, and as the Issuing Bank (in such capacity, the "Issuing Bank"), and the Participants.

                                    RECITALS
                                    --------

        The Account Party, the Agent, the Issuing Bank, and Fleet, as the sole Participant thereunder, are parties to a certain Reimbursement Agreement dated as of December 10, 2002 (the "Existing Reimbursement Agreement"), pursuant to which Fleet, as the Issuing Bank, issued the Letter of Credit and has issued L/C Schedule No. 2 (superseding the Initial L/C Schedule). The Permitted Transfer has occurred, and the beneficiary under the Letter of Credit currently is the Administrative Agent.

        On and subject to the terms and conditions set forth herein, Fleet (in its capacity as Agent, Issuing Bank, and sole Participant) and the Account Party desire to amend the Existing Reimbursement Agreement to, among other things, add Citicorp USA, Inc., as a Participant, and to restate certain provisions of the Existing Reimbursement Agreement.

        This Agreement is not intended by the parties to constitute either a novation or a discharge or satisfaction of the indebtedness and obligations under the Existing Reimbursement Agreement (which indebtedness and obligations shall remain outstanding hereunder on the terms and conditions hereinafter provided).


        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1.

                        DEFINITIONS AND GENERAL MATTERS.
                        --------------------------------

        SECTION 1.1 Defined Terms. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings given to such terms in Exhibit A hereto, which is incorporated by reference herein and made a part of this Agreement.

        SECTION 1.2      General.  Unless  otherwise  specified  in  the  Credit
Documents: (a) references in a Credit Document to "Sections," "Exhibits," and "Schedules" are to sections, exhibits, and schedules in and to such Credit Document, (b) references in a Credit Document to any document, instrument, or agreement (i) shall include all exhibits, schedules, and other attachments thereto, (ii) shall include all documents, instruments, or agreements issued or executed in replacement thereof, to the extent permitted hereby, and (iii) shall mean such document, instrument, or agreement, or replacement or predecessor thereto, as amended, supplemented, restated, or otherwise modified from time to time to the extent permitted hereby and in effect at any given time, (c) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, the feminine, and the neuter, (d) unless explicitly set forth to the contrary, a reference to a "Subsidiary" means a
Subsidiary of the Account Party or a Subsidiary of such Subsidiary, and a reference to an "Affiliate" means a reference to an Affiliate of the Account Party, (e) titles and captions of Articles, Sections, subsections, and clauses in any Credit Document are for convenience only, and neither limit nor amplify the provisions of this Agreement, (f) unless otherwise indicated, all references to time are references to Boston, Massachusetts, time, (g) all references to money (including the symbol "$") are to lawful currency of the United States,
(h) references to "including" mean including without limiting the generality of any description preceding that word, (i) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Credit Documents, (j) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, and (k) references to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it.

        SECTION 1.3 Accounting Principles. Except as otherwise specifically provided in this Agreement, all accounting and financial terms used in the Credit Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period.

                                   ARTICLE 2.

          AGREEMENT TO ISSUE LETTER OF CREDIT; LETTER OF CREDIT AND L/C
                                   SCHEDULES.
          -------------------------------------------------------------


        SECTION 1.4 Commitment to Issue Letter of Credit and L/C Schedules; Procedures.

               (a) Establishment of Letter of Credit Facility. Pursuant to the Existing Reimbursement Agreement, at the request of the Account Party, the Issuing Bank established this letter of credit facility, to be continued and maintained as provided in this Agreement (the "Letter of Credit Facility") in order to provide credit support from time to time in respect of Eligible Lease-Up Bonds, so that such Eligible Lease-Up Bonds, which otherwise would not qualify as Seasoned Bonds under the Insurance Agreement, shall constitute Seasoned Bonds thereunder (after giving effect to the credit support provided to such Eligible Lease-Up Bond by the Letter of Credit Facility). Subject to the terms and conditions of this Agreement and, as applicable, the Letter of Credit:

                    (i) (x) on the Initial Issuance Date (A) the Issuing Bank issued the Letter of Credit and the Initial L/C Schedule in favor of the Owner Trust and the Origination Trust (each, a "Beneficiary," and collectively, the "Beneficiaries"), as their interests then appeared with respect to each then Covered Eligible Bond, and (B) the Permitted L/C Transfer was consummated, and (y) on each Quarterly L/C Re-Schedule Date, the Issuing Bank shall issue a replacement L/C Schedule in favor of the Beneficiaries, as their interests may appear with respect to each Covered Eligible Bond (L/C Schedule No. 2 having been issued on December 31, 2002, and L/C Schedule No. 3 to be issued on the Agreement Date).

                    (ii) (x) prior to the Permitted L/C Transfer, each Beneficiary was entitled to draw under the Letter of Credit in accordance with the terms thereof upon, from and after the occurrence of a Drawing Event occurring on or prior to the Expiration Date relating to such Beneficiary's Covered Eligible Bonds, and (y) from and after the Permitted L/C Transfer, only the Administrative Agent may draw under the Letter of Credit in accordance with the terms thereof upon, from and after the occurrence of a Drawing Event occurring on or prior to the Expiration Date, or on a date that is no more than five (5) Business Days before the Expiration Date, with respect to any Covered Eligible Bonds.

                    (iii) the Issuing Bank agrees to pay from its own funds the amount of any conforming Drawing made in accordance with the terms and conditions of the Letter of Credit, and regardless of whether any Participant fails to reimburse the Issuing Bank for such Participant's pro rata share thereof, or the Agent has been granted any Collateral therefor,

                    (iv) the Account Party agrees to reimburse the Issuing Bank for the amount of any Drawings made under the Letter of Credit, with interest thereon as provided for herein, and to pay the Issuing Bank and the Agent the fees provided for herein,

                    (v) the Participants agree to pay to the Agent, for the benefit of the Issuing Bank, their respective Commitment Percentages of all Unpaid Drawings, and

                    (vi) the proceeds of all Drawings shall be paid directly by the Issuing Bank to the Administrative Agent in accordance with the Funding Instructions, to be held and administered by the Administrative Agent in accordance with the terms and conditions of the Administration and Custody Agreement.

               (b) Procedures for Issuance of Letter of Credit and L/C Schedules. On the Agreement Date and each subsequent Quarterly L/C Re-Schedule Date, the Issuing Bank shall (i) issue to the Administrative Agent, for the account of the Account Party, a replacement L/C Schedule, which shall thereupon become the Applicable L/C Schedule, and (ii) provide the Beneficiaries with a copy of the replacement L/C Schedule. The Letter of Credit shall be deemed to have been automatically amended upon the issuance of each Applicable L/C Schedule and on any date that an Applicable L/C Schedule is deemed to have been amended as provided for in this Agreement. Each Applicable L/C Schedule shall reflect (i) the recalculation of the Allocable Share of the Maximum Credit Amount of each Covered Eligible Bond under the immediately preceding Applicable L/C Schedule which remains a Covered Eligible Bond, (ii) the elimination of each Covered Eligible Bond which became a Stabilized Property or in respect of which a Stabilization Failure Drawing was made during the period between Quarterly L/C Re-Schedule Dates (or between the Initial Issuance Date and the first Quarterly L/C Re-Schedule Date, as the case may be), and (iii) the addition (which may not occur during any Extension Period), withdrawal, or deletion of any Covered Eligible Bonds pursuant to Sections 2.1(e), 2.1(f) and 2.1(g) hereof.

               (c) Drawings under the Letter of Credit. Provided that a Drawing Event has occurred and is continuing, Drawings under the Letter of Credit may be made following presentation to the Issuing Bank, at the Drawing Office, which presentation may be made by facsimile transmission, in accordance with the terms and conditions of the Letter of Credit: (x) from time to time prior to the Expiration Date, of a Stabilization Failure Draw Notice, or (y) on a Business Day which is not more than five (5) Business Days prior to the Expiration Date, of an Expiry Draw Notice, and (z) in the case of all Drawings, such other documents as may be required to be presented pursuant to the terms of the Letter of Credit. Drawings shall be disbursed by the Issuing Bank (solely from its own funds) in accordance with the Funding Instructions, or dishonored (if such Drawing does not conform with the requirements of the Letter of Credit) by 4:00 P.M. (Boston time) on the third (3rd) Business Day after presentation of purportedly conforming documents. For the purposes of the preceding sentence (and not for the purpose of determining whether a Drawing was timely presented), presentation of a Drawing Notice made after 12:00 Noon (Boston time) on any Business Day shall be deemed made on the next Business Day. The amount of any Drawing under the Letter of Credit shall be equal to, in the case of:

                    (i) A Stabilization Failure Drawing, an amount equal to the Allocable Share of the Maximum Credit Amount for the Covered Eligible Bond as to which the subject Stabilization Failure occurred and respecting which the Issuing Bank has received such Stabilization Failure Draw Notice.

                    (ii) An Expiry Drawing, an amount equal to the aggregate Allocable Share of the Maximum Credit Amount of each Covered Eligible Bond that is secured by a Property which is not a Stabilized Property as of such time.

               (d) Limitations. Notwithstanding any provision of this Agreement, the sum of (i) the aggregate amount of the Allocable Share of the Maximum Credit Amount of each Covered Eligible Bond under the Applicable L/C Schedule, plus
(ii) the amount of any Unpaid Drawings, shall at no time exceed the Maximum Credit Amount.

               (e) Allocable Share of the Maximum Credit Amount; Addition of Eligible Lease-Up Bonds to Letter of Credit Facility; Deletion of Eligible Lease-Up Bonds from Letter of Credit Facility.

                    (i) Subject to the terms and conditions hereof, commencing with the Agreement Date, and on each Quarterly L/C Re-Schedule Date occurring thereafter prior to the Expiration Date, the Agent will issue a replacement L/C Schedule (which, upon such issuance, will become the Applicable L/C Schedule) in favor of the Administrative Agent, a copy of which shall be furnished to the Account Party and the Beneficiaries, to reflect (x) the recalculation of the Allocable Share of the Maximum Credit Amount of each Covered Eligible Bond which is to remain a Covered Eligible Bond under the Applicable L/C Schedule, and (y) the addition of Covered Eligible Bonds (which shall not be permitted during any Extension Period), and (z) the deletion or withdrawal of Covered Eligible Bonds.

                    (ii) No more than thirty (30) days, and no less than fifteen
        (15) days, prior to each Quarterly L/C Re-Schedule Date, the Account Party shall submit to the Agent, for its review and approval, a pro forma Applicable L/C Schedule to be issued on the next Quarterly L/C Re-Schedule Date, together with a certification by an Authorized Representative of the Account Party in the form of Exhibit H hereto (an "L/C Schedule Request Certificate") as to the following matters and any supporting documentation referred to below:

                               (a) with respect to Covered  Eligible Bonds which
                         were included in the most recent Applicable L/C Schedule and which are to remain Covered Eligible Bonds under the Applicable L/C Schedule, the Account Party shall provide the calculation of the Allocable Share of the Maximum Credit Amount for each such Covered Eligible Bond based upon the applicable Bond and Property information included in the most recent Servicer's Report furnished to the Agent pursuant to
                         Section 10.1(g)(i) hereof, with such calculations to be set forth in an Allocable Share Calculation Certificate in the form of Exhibit I.

                               (b) the Account Party shall specifically identify
                         in a Bond Withdrawal Notice any Covered Eligible Bonds which were included in the most recent Applicable L/C Schedule which the Account Party has elected to withdraw from the Letter of Credit

                         Facility (and which are, therefore, not included in the pro forma Applicable L/C Schedule).

                               (c) with  respect to  additional  Bonds which the
                         Account Party is requesting to be included as Covered Eligible Bonds (with no such request being permitted during any Extension Period), the Account Party shall furnish the Agent with a Bond Eligibility Determination Request in the form of Exhibit J, pursuant to which:

                                     (i) the Account  Party shall  certify  that
                               each such Bond is an Eligible Lease-Up Bond as of the date of the request for inclusion as a Covered Eligible Bond and that it reasonably expects such Bond to be an Eligible Lease-Up Bond as of the subject Quarterly L/C Re-Schedule Date;

                                     (ii) the Account  Party  shall  provide the
                               Agent with the Eligible Lease-Up Bond Supporting Documentation relating to such Eligible Lease-Up Bond, including, without limitation, the Projected Stabilization Date of such Eligible Lease-Up Bond;

                                     (iii) the Account  Party shall certify that
                               no  Event  of  Default   has   occurred   and  is
                               continuing at the time of such request;

                                     (iv) the Account  Party shall certify that,
                               after giving effect to the Allocable Share of the Maximum Credit Amount which would be attributed to such Bond, the sum of (x) the aggregate amount of the Allocable Share of the Maximum Credit Amount for all Covered Eligible Bonds to be covered by the subject L/C Schedule, plus (y) the amount of any then Unpaid Drawings, would not exceed the Maximum Credit Amount; and

                                     (v) the Account  Party shall  certify  that
                               there has not occurred any Material Change to the Transaction Documents.

                               (d) with respect to Covered  Eligible  Bonds that
                         are secured by Properties which have become Stabilized Properties (and which are therefore not to be included on the Applicable L/C Schedule), the Account Party shall provide the Agent with the applicable Stabilization Confirmation (if not previously provided to the Agent).

                               (e) the  Account  Party  shall  provide the Agent
                         with written confirmation from each of the Beneficiaries of their respective approval of the pro forma L/C Schedule.

                    (iii) No less than two (2) Business Days prior to the Quarterly L/C Re-Schedule Date, the Agent shall notify the Account Party, the Administrative Agent, and the Beneficiaries that either (x) the Agent and the Issuing Bank have approved the pro forma L/C Schedule (including, without limitation, the addition of any requested new Eligible Lease-Up Bonds as Covered Eligible Bonds), in which event the Issuing Bank shall issue the L/C Schedule on the subject Quarterly L/C Re-Schedule Date in the form of such pro forma L/C Schedule, or (y) that the Agent and the Issuing Bank have not approved all or any portion of the pro forma L/C Schedule, in which event the Issuing Bank shall issue an L/C Schedule (to be the Applicable L/C Schedule) on the subject Quarterly L/C Re-Schedule Date covering only such Covered Eligible Bonds, with such Allocable Shares of the Maximum Credit Amount, as the Agent and the Issuing Bank shall have determined not to be objectionable. Each Applicable L/C Schedule shall upon issuance be sent by telecopier to the Beneficiaries, the Account Party, and the Administrative Agent with the original to be sent to the Administrative Agent by one of the other methods of giving notices under Section 14.1.

               (f) Ineligible Project Bonds. In the event that any Covered Eligible Bond becomes an Ineligible Project Bond, the Account Party and the applicable Owner Beneficiary shall cause any one (1) of the following events to occur within seven (7) Business Days after such Bond becomes an Ineligible Project Bond:

                    (i) Eliminate such Ineligible Project Bond from the Applicable L/C Schedule, by giving the Agent a Bond Withdrawal Notice covering such Ineligible Project Bond. Upon the delivery of a Bond Withdrawal Notice, the Applicable L/C Schedule shall automatically be deemed amended to eliminate the Bonds identified therein for withdrawal; or

                    (ii) Unless such event has occurred during any Extension Period, in which case the option set forth in this clause (ii) shall not be available, substitute on the Applicable L/C Schedule an Eligible Lease-Up Bond for the Ineligible Project Bond; provided, however (x) after giving effect to the removal of the Ineligible Project Bond from the Letter of Credit Facility and the substitution of another Eligible Lease-Up Bond therefor, the sum of the aggregate amount of the Allocable Share of the Maximum Credit Amount of all Covered Eligible Bonds which are subject to the Letter of Credit Facility, plus any Unpaid Drawings shall not exceed the Maximum Credit Amount, (y) the Account Party shall deliver a Bond Withdrawal Notice covering the Ineligible Project Bond being withdrawn and a Bond Eligibility Determination Request with respect to the Eligible Lease-Up Bond proposed for such substitution, and (z) the Account Party and the applicable Owner Beneficiary shall execute and deliver to the Agent such documentation as the Agent shall reasonably require to reflect the withdrawal of the Ineligible Project Bond from the Letter of Credit Facility and the replacement of same with a substitute Eligible Lease-Up Bond and otherwise satisfy the applicable requirements of Section 2.1(e)(ii)(c) with respect to such requested substitute Eligible Lease-Up Bond. Upon the satisfaction of the applicable requirements of this Section 2.1(f)(ii) and Section 2.1(e)(ii)(c), the Applicable L/C Schedule shall automatically be deemed amended to eliminate the subject Ineligible Project Bond and to add the substitute Eligible Lease-Up Bond as a Covered Eligible Bond; or

                    (iii) Deposit into the Cash Collateral Account an amount equal to the Allocable Share of the Maximum Credit Amount of the subject Ineligible Project Bond, with such funds at all times constituting cash Collateral to the Agent and the Issuing Bank to secure all Obligations, and the Account Party shall execute and deliver to the Agent a Cash Collateral Pledge Agreement and such other and further instruments, documents, and agreements as the Agent may reasonably require in connection therewith. Upon the completion of the foregoing, as confirmed by the Agent in writing, such Ineligible Project Bond may continue as a Covered Eligible Bond for up to an additional one hundred eighty (180) days or until the Expiration Date, if earlier. The Agent shall return to the Account Party any Collateral held by it hereunder in respect of any Bond in respect of which no Drawing has been made and as to which (x) the Account Party elects to exercise either of the options, to the Agent's satisfaction, set forth in clauses (i) and (ii) (other than during any Extension Period), above, or (y) the Property securing such Bond has become a Stabilized Property.

               (g) Voluntary Withdrawal of Covered Eligible Bonds. From time to time prior to the Expiration Date, the Account Party may voluntarily withdraw Covered Eligible Bonds from the Applicable L/C Schedule by giving the Agent a Bond Withdrawal Notice covering the Bonds to be so withdrawn. Upon the delivery of a Bond Withdrawal Notice, the withdrawn Bonds shall no longer be Covered Eligible Bonds, and the Applicable L/C Schedule shall be automatically deemed amended to eliminate such Bonds.

               (h) Termination of Allocable Share of Maximum Credit Amount. From and after the date on which the Agent receives a Stabilization Confirmation as to a Property which secures a Covered Eligible Bond, or a Bond Withdrawal Notice with respect to a Covered Eligible Bond (including one which has become an Ineligible Project Bond), and without further notice to the Account Party, the Administrative Agent, either Beneficiary, or any other Person, no Person shall have any right to request a Drawing in respect of such Bond, and such Bond shall be deleted from the Applicable L/C Schedule and released from the Letter of Credit Facility without further action by the Agent, the Issuing Bank, the Account Party, the Administrative Agent, or either Beneficiary, and the Applicable L/C Schedule shall be deemed automatically amended as of such date to eliminate such Bond as a Covered Eligible Bond.

               (i) Amendment of Applicable L/C Schedule. If and whenever any Applicable L/C Schedule is deemed to have been amended in accordance with applicable provisions of this Agreement, such amendment to such Applicable L/C Schedule shall be effective immediately and automatically in accordance with such applicable provisions, and the Issuing Bank shall promptly (i) issue to the Administrative Agent, for the account of the Account Party, an amended and restated replacement Applicable L/C Schedule to reflect each such amendment, and
(ii) provide the Beneficiaries with a copy of the amended and restated replacement Applicable L/C Schedule. Any delay or failure of the Issuing Bank to issue such amended and restated replacement Applicable L/C Schedule shall not negate the effectiveness of the subject amendment.

        SECTION 1.5      Extension of Expiration Date.

               (a) Procedures and Conditions for Extension. If on the initial Expiration Date there are any Covered Eligible Bonds then on the Applicable L/C Schedule, the Expiration Date may be extended to no later than December 9, 2004 (with the period from the initial Expiration Date to the extended Expiration Date being referred to herein as, the "Extension Period"): either (x) upon the written notification from the Agent to the Account Party, the Beneficiaries, and the Administrative Agent not less than thirty (30) Business Days prior to the Expiration Date that the Issuing Bank has elected to extend the Expiration Date, and stating the new Expiration Date, or (y) upon receipt of the written request of the Account Party given to the Agent not less than forty-five (45) days, nor more than one hundred twenty (120) days, prior to the Expiration Date, the Agent and the Issuing Bank, in their sole and absolute discretion, may elect to extend the Expiration Date (as relating to Covered Eligible Bonds on the Applicable L/C Schedule as of the initial Expiration Date), and provide written notification to the Account Party, the Beneficiaries, and the Administrative Agent stating the new Expiration Date not more than thirty (30) Business Days after the Agent's receipt of the Account Party's extension request. With respect to each of clause
(x) and (y), above, the Account Party hereby covenants and agrees as follows (other than to the extent waived by the Issuing Bank, in its discretion, and whether or not such waiver has been requested by the Account Party or any other Person):

                    (i) The Account Party shall pay to the Agent, for the account of the Issuing Bank (for the benefit of the Participants), on the commencement date of the Extension Period, an extension fee equal to 0.375% of the Maximum Credit Amount (or any portion thereof) to be extended, as determined solely by the Agent;

                    (ii) The Account Party shall execute and deliver such documentation as the Agent may reasonably require in connection therewith, all of which shall be in form and substance acceptable to the Agent and the Issuing Bank; and

                    (iii) (x) At the time of any such written extension request from the Account Party to the Agent, there shall exist no Event of Default hereunder or under any of the other Credit Documents, and (y) on the first day of the Extension Period there shall exist no uncured Event of Default.

               (b) No Obligation to Extend. The Account Party hereby agrees that the Issuing Bank has no commitment or obligation to extend the Expiration Date beyond December 9, 2003, unless each of the conditions for the Extension Period set forth in Section 2.2 above shall have been satisfied or waived by the Agent and the Issuing Bank with respect to such Extension Period. No extension (other than an extension at the Issuing Bank's election pursuant to Section 2.2(a)(x)) shall be effective unless and until the Agent has confirmed, in writing, the Account Party's compliance or waiver with all conditions precedent to the extension of the Expiration Date.

               (c) Extension  Period.  During the Extension  Period,  if any, no
Bonds which were not Covered Eligible Bonds on the initial Expiration Date may become such, including in the event that a Covered Eligible Bond becomes an Ineligible Project Bond.

               (d) Termination of Letter of Credit Facility. If the Issuing Bank's Credit Rating shall drop to lower than A by S&P or A2 by Moody's, then, upon at least three (3) Business Days notice to the Agent and the Issuing Bank (which notice the Agent shall promptly transmit to each of the Participants), with the written consent of the Beneficiaries and the Administrative Agent, the Account Party shall have the right to terminate the Letter of Credit Facility, in its entirety, without premium or penalty, in which event (i) such notice shall have the effect of a Bond Withdrawal Notice as to all then Covered Eligible Bonds, (ii) the Account Party shall immediately pay to the Agent, for the account of the Issuing Bank (for the further ratable benefit of the Participants, as the case may be), all outstanding Unpaid Drawings and all accrued and unpaid interest on all Obligations, and all other outstanding Obligations, including accrued fees up to such date determined on a prorated, per diem basis, (iii) the Maximum Credit Amount and all Commitments shall thereupon be reduced to zero, and the Letter of Credit Facility shall terminate, and (iv) the Issuing Bank and the Account Party shall reconcile (either in cash from the Issuing Bank, or as a credit against amounts due by the Account Party, as the case may be) the Letter of Credit Fee over the period from the beginning of the quarter in which such termination occurs and the date of such termination, determined on a per diem basis.

                                   ARTICLE 3.

                        REIMBURSEMENT AND OTHER PAYMENTS.
                        ---------------------------------

        SECTION 1.6 Repayment of Draws under Letter of Credit. The Account Party hereby agrees to pay to the Agent, for the account of the Issuing Bank, on the date which is two (2) Business Days after any Drawing, a sum equal to the amount of such Unpaid Drawing, together with interest on such sum from the time paid by the Issuing Bank at a per annum rate equal to the Prime Rate. If the amount of an Unpaid Drawing is not reimbursed by 12:00 noon (Boston time) on the second Business Day following such Drawing, interest shall accrue on such amount from such time until paid at the Default Rate. The obligations of the Account Party under this Section 3.1 to reimburse the Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Account Party may have or have had against the Agent, the Issuing Bank, or any Participant, including, without limitation, any defense based upon the failure of any Drawing under the Letter of Credit to conform to the terms of the Letter of Credit or any nonapplication or misapplication by a Beneficiary of the proceeds of such Drawing; provided that the Issuing Bank shall be responsible (subject to the limitations set forth elsewhere in this Agreement) for its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in connection with Drawings made under the Letter of Credit.

        SECTION 1.7 Default Rate. If the Account Party fails to make when due any payment required hereunder or any Credit Document, the Account Party shall pay interest on such amounts at a per annum rate equal to the Default Rate until such amounts have been paid in full.

        SECTION 1.8 Late Charges. The Account Party shall pay, upon billing therefor, a "Late Charge" equal to five percent (5%) of the amount of any Obligations which are not paid within ten (10) days of the due date thereof. Late Charges are: (a) payable in addition to, and not in limitation of, the Default Rate, (b) intended to compensate Agent for administrative and processing costs incident to late payments, (c) not interest, and (d) not subject to refund or rebate or credit against any other amount due.

        SECTION 1.9 Payment of other Amounts. The Account Party further agrees to pay the following:

               (a) On demand,  all  expenses of the  Issuing  Bank and the Agent
(including reasonable attorneys' fees and expenses and disbursements) in connection with the negotiation, preparation, execution, and delivery of this Agreement, the Letter of Credit, and of any other document and agreement between the Account Party and the Issuing Bank or the Account Party, the Agent and the Participants; and

               (b) Any and all reasonable attorneys' fees, out-of-pocket expenses and other costs hereafter incurred by the Issuing Bank, the Agent or any Participant, which fees, expenses and costs are directly or indirectly related to or in respect of the Issuing Bank's, the Agent's or the Participant's efforts to protect, collect and/or enforce any of their respective rights, remedies, powers, and privileges against or with respect to the Account Party (whether or not suit is instituted against the Account Party) and/or with respect to any security held by any of them, and/or in connection with any liability asserted, claimed, and/or threatened against the Issuing Bank, the Agent, or any Participant on account of or in respect of the Letter of Credit.

        SECTION 1.10 Lawful Currency. All payments by the Account Party to the Issuing Bank or the Agent hereunder shall be made in lawful currency of the United States and in immediately available funds at the Agent's office at 100 Federal Street, Boston, Massachusetts. Whenever any payment hereunder is due on a day other than a day on which the

Agent is open to the public to transact banking business (other than a Saturday or Sunday), such payment may be made on the next succeeding Business Day.

        SECTION 1.11 Payments without Setoff or Deduction. All payments by the Account Party hereunder and under any of the other Credit Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Account Party is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Account Party with respect to any amount payable by it hereunder or under any of the other Credit Documents, the Account Party will pay to the Issuing Bank or the Agent (as Agent for the account of the Participants) or (as the case may be) the Agent for its own account, as applicable, on the date on which such amount is due and payable hereunder or under such other Credit Document, such additional amount as shall be necessary to enable the Issuing Bank, the Participants or the Agent to receive the same amount which the Issuing Bank, the Participants or the Agent would have received on such due date had no such obligation been imposed upon the Account Party. The Account Party will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Account Party hereunder or under such other Credit Document.

        SECTION 1.12 Future Legal Requirements. If any present or future applicable Legal Requirement shall:

               (a) subject the Issuing Bank, any Participant or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement (other than taxes based upon or measured by the income or profits of the Issuing Bank, such Participant or the Agent); or

               (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Issuing Bank, the Agent or any Participant of any amounts payable to such person under this Agreement or the other Credit Documents; or

               (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of the Issuing Bank or any Participant; or

               (d) impose on the Issuing Bank, any Participant or the Agent any other conditions or requirements with respect to this Agreement, the other Credit Documents; or

               (e) impose on the Issuing Bank or any Participant any other conditions or requirements relating to any Letter of Credit and the result of any of the foregoing is

                    (i)  to  increase  the  cost  to  the  Issuing  Bank  or any
        Participant  of  making,  funding,  issuing,   renewing,   extending  or
        maintaining or participating in the Letter of Credit, as applicable; or

                    (ii) to reduce the amounts payable to the Issuing Bank, such Participant, or the Agent hereunder on account of the Letter of Credit; or

                    (iii) to require the Issuing Bank, such Participant or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Issuing Bank, such Participant or the Agent from the Account Party hereunder, then, and in each such case, the Account Party will, within ten (10) days of the written demand made by the Issuing Bank or the Agent setting forth in reasonable detail the effect of the applicable Legal Requirement, at any time and from time to time and as often as the occasion therefor may arise, pay to the Issuing Bank or the Agent (for the benefit of the subject Participant, if applicable) such additional amounts as will be sufficient to compensate the Issuing Bank, such Participant or the Agent for such additional cost, reduction, payment or foregone interest or other sum.

        SECTION 1.13 Future Capital Requirements. If any present or future applicable Legal Requirement (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by the Issuing Bank, any Participant or the Agent or any corporation controlling the Issuing Bank, such Participant or the Agent and the Issuing Bank, such Participant or the Agent determines that the amount of capital required to be maintained by it or such corporation is increased by or based upon the existence of this Agreement and the other Credit Documents, then the Issuing Bank or the Agent may notify the Account Party of such fact, and the Account Party shall pay to the Issuing Bank or the Agent (for the benefit of the subject Participant, if applicable) from time to time within ten (10) days of the written demand made by the Issuing Bank or the Agent setting forth in reasonable detail the effect of the applicable Legal Requirement, as an additional fee payable hereunder, such amount as the Issuing Bank, such Participant or the Agent shall determine in good faith and certify in a notice to the Account Party to be an amount that will adequately compensate the Issuing Bank, such Participant, the Agent, or such corporation in light of these circumstances for its increased costs of maintaining such capital.

        SECTION 1.14 Certificate. A certificate setting forth any additional amounts payable pursuant to Sections 3.7 or 3.8 hereof and a brief explanation of such amounts which are due, submitted by the Issuing Bank, any Participant or the Agent to the Account Party, shall be prima facie evidence that such amounts are due and owing.

        SECTION 1.15 Computations of Interest and Fees. All computations of interest hereunder (including the Default Rate) and of the fees payable under Sections 4.1, 4.2, and 4.3, hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. All changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

                                   ARTICLE 4.

                         LETTER OF CREDIT FACILITY FEES.
                         -------------------------------

        SECTION 1.16 Letter of Credit Fee. The Account Party agrees to pay the Agent, for the benefit of the Issuing Bank (which the Issuing Bank agrees to pass-through to the Participants pro rata in accordance with their Commitment Percentages), for the period from the Agreement Date to but excluding the Expiration Date (as it may be extended pursuant to Section 2.2), payable quarterly in advance on the first day of January, April, July, and October of each year, a Letter of Credit Fee (so referred to herein) in an amount equal to 1.50% per annum, of the aggregate amount of the Allocable Share of the Maximum Credit Amount of all Covered Eligible Bonds for the subject quarter, as set forth on the Applicable L/C Schedule issued by the Issuing Bank on the most recent Quarterly L/C Re-Schedule Date (and on the Issuance Date with respect to the Initial L/C Schedule). In the event that the average daily aggregate amount of the Allocable Share of the Maximum Credit Amount for all Covered Eligible Bonds during any quarter is less than or greater than the amount as of the first day of such quarter, the Agent and the Account Party shall reconcile the difference by appropriately adjusting the amount of the Letter of Credit Fee otherwise payable on the next quarterly payment date, or, with respect to the period ending on the Expiration Date, by a cash payment due on such date.

        SECTION 1.17 Unused Facility Fee. The Account Party agrees to pay the Agent for the benefit of the Issuing Bank (which the Issuing Bank agrees to pass-through to the Participants pro rata in accordance with their Commitment Percentages), for the period from the Agreement Date to but excluding the Expiration Date (as it may be extended pursuant to Section 2.2) or the termination of the Letter of Credit Facility pursuant to Section 2.2(d) hereof, payable quarterly in arrears on the first day of January, April, July and October of each year, on the initial Expiration Date, and, if the Letter of Credit Facility is terminated in accordance with the provisions of Section 2.2(d) hereof, on the date of such termination, an Unused Facility Fee (so referred to herein), computed at a rate per annum equal to the Applicable Unused Facility Fee Percentage on the average daily Unused Commitment during such quarter. No Unused Facility Fee shall accrue or be payable during any Extension Period.

        SECTION 1.18 Issuing Bank's Charges. The Account Party agrees to pay the Issuing Bank's reasonable customary fees, service charges, commissions or other charges imposed by the Issuing Bank with respect to the issuance and any modifications of the Letter of Credit and each L/C Schedule, which shall be payable as incurred, including, without limitation (a) payment of transfer charges of 1/4 of 1% of the Maximum Commitment Amount for any transfer of the Letter of Credit permitted by the Issuing Bank, other than the Permitted L/C Transfer if it occurs within thirty (30) days after the Agreement Date, and (b) a fee of $75.00 for discrepancy/re-examination fee(s) for each set of discrepant documents presented with any Drawing.

        SECTION 1.19 Other Fees. The Account Party shall pay to the Agent and/or the Issuing Bank, for their own accounts, such other fees as have been agreed to in writing by the Account Party.

        SECTION 1.20 Fees; General. Except as specifically provided herein, the Account Party shall not be entitled to any rebate, refund, or relief with respect to the Letter of Credit Fee, the Unused Facility Fee, or any other fee or amount paid hereunder on account of the expiry of the Letter of Credit or the reduction to the Maximum Credit Amount, and all of said fees shall be deemed fully earned on the date when due and shall not be refunded in whole or in part to the Account Party in any event, including, without limitation, the expiry or surrender of, or any reduction in the amount of, the Letter of Credit.

                                   ARTICLE 5.

                           CONCERNING LETTER OF CREDIT
                           ---------------------------

        SECTION 1.21 Responsibility. None of the Agent, the Participants, the Issuing Bank, the Issuing Bank's correspondents, or any advising, negotiating, or paying bank with respect to the Letter of Credit shall be responsible in any way for:

               (a) The performance by either Beneficiary of that Beneficiary's obligations, if any, to the Account Party;

               (b) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under the Letter of Credit if (with respect to the foregoing) such documents on their face appear to be in order.

        SECTION 1.22 Honoring of Letter of Credit. The Issuing Bank may honor, as complying with the terms of the Letter of Credit and of any Drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such Letter of Credit to draw or issue such drafts or other documents.

        SECTION 1.23 Risk of Account Party. All directions, correspondence, and funds transfers relating to the Letter of Credit are at the risk of the Account Party. The Issuing Bank shall have discharged its obligations under the Letter of Credit which, or the Drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). The Issuing Bank shall not have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, unless any of the foregoing shall be caused by the gross negligence or willful misconduct of the Issuing Bank, as determined by a final order of a court of competent jurisdiction in a proceeding to which the Issuing Bank is a party, which is not subject to further appeal.

        SECTION 1.24 Concerning Specified Rights. The rights, powers, privileges and immunities of the Agent, the Participants, and the Issuing Bank specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.

        SECTION 1.25     Practices Governing Letter of Credit.

               (a) The Letter of Credit shall be subject to the International Standby Practices 1998 (issued as International Chamber of Commerce Publication No. 590), in effect, or the most recent revision or success thereto which shall be in effect from time to time ("ISP98"), the terms of which are known to the Account Party and which are incorporated by reference herein. In the event of a conflict between this Agreement and ISP98, the terms of this Agreement shall control.

               (b) The Issuing Bank is authorized to interpret the Letter of Credit in accordance with rules, regulations, and customs prevailing at the place and time during which the Letter of Credit is available or Drawings are made or negotiated.

        SECTION 1.26 Relationship of Parties. The Account Party recognizes that:

               (a) The Issuing Bank has issued the Letter of Credit (and has issued and will issue L/C Schedules) as a financial accommodation to the Account Party, without regard to the terms, conditions, or circumstances which relate to the underlying transactions which the Letter of Credit supports.

               (b) The Agent, the Participants (as of the Agreement Date), and the Issuing Bank (other than as a Liquidity Bank) have not participated in the establishment, negotiation, or documentation of the underlying transactions which the Letter of Credit support.

               (c) Except for Fleet's participation as a Liquidity Bank and as a lender and an agent under the Bond Warehousing Facility, the Agent, the Participants (as of the Agreement Date), and the Issuing Bank have no financial or other interests in either Beneficiary.

               (d) The Issuing Bank is irrevocably obligated to honor a proper Drawing under the Letter of Credit, regardless of whether or not a Participant reimburses the Issuing Bank for an Unpaid Drawing.

        SECTION 1.27 Transfers of the Letter of Credit. The rights and interests of the Beneficiaries in the Letter of Credit may be transferred only in accordance with the terms thereof to the Administrative Agent, which transfer was consummated on the Initial Issuance Date (the "Permitted L/C Transfer"). Except as the Agent and the Issuing Bank reasonably may determine the context otherwise requires in any one or more particular instances or as to any one or more provisions of this Agreement, references to the "Beneficiaries" and a "Beneficiary" in this Agreement shall continue to be to the Beneficiaries.

                                   ARTICLE 6.

          CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT.
          ------------------------------------------------------------

        SECTION 1.28 Restatement Effective Date. It shall be a condition precedent of the effectiveness of this Agreement and the issuance of L/C Schedule No. 3 pursuant to this Agreement, that each of the following conditions precedent be satisfied in full (as determined by the Agent and the Issuing Bank in their discretion, which discretion shall be exercised in good faith), unless specifically waived in writing by the Agent and the Issuing Bank at or prior to issuance of L/C Schedule No. 3:

               (a) Satisfactory Credit Documents. Each of Credit Documents shall have been duly executed and delivered by the respective parties thereto, and shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Agent and the Issuing Bank.

               (b) L/C Schedule No. 3. All applicable conditions under the Existing Reimbursement Agreement for the issuance of L/C Schedule No. 3 shall have been satisfied in accordance with the terms thereof.

               (c) No Default under Transaction Documents. There shall not have occurred and be continuing any default or event of default under any of the Transaction Documents.

               (d) No Material Change. No material adverse change shall have occurred in the financial condition, business, affairs or operations of the Account Party since the date of its financial statements most recently delivered to the Agent as of September 30, 2002.

               (e) Warranties and Representations Accurate.

                   (i) All warranties and representations made by or on behalf of the Account Party to Agent or the Issuing Bank pursuant to the Credit Documents shall be true and accurate in all material respects and shall not omit any material fact necessary to make the same not misleading.

                   (ii) To the extent that any warranties and representations made by or on behalf of the Account Party under the Transaction Documents relate to the Covered Eligible Bonds and the ability of the Account Party to perform its obligations and liabilities under this Agreement and under the other Credit Documents, all such warranties and representations made by or on behalf of the Account Party pursuant to the Transaction Documents shall be true and accurate in all material respects and shall not omit any material fact necessary to make the same not misleading.

               (f) Officer's Certificates. The Agent shall have received a Certificate executed by an Authorized Representative stating that, among other things, the representations and warranties made by the Account Party to the Agent and the Issuing Bank in the Credit Documents to which it is a party are true and complete as of the date of such Certificate, and that no Event of Default has occurred.

               (g) Preferred Shares Covenants. The Account Party shall not be in default of any Preferred Shares Covenant.

               (h) Constituent Documents and Entity Agreements. The Agent shall have received from each of the Account Party and Charter Mac a copy, certified as of a recent date by the appropriate officer of the State in which such Person is organized and/or by an authorized certifying officer of such Person, as applicable, to be true and complete, of any amendments or additions to the Constituent Documents and any other organizational documents of such Person from those furnished to the Agent and the Issuing Bank in connection with the Initial Issuance Date.

               (i) Votes, Consents and Authorizations. All actions on the part of the Account Party and Charter Mac necessary for the valid execution, delivery and performance by (x) the Account Party of this Agreement and the other Credit Documents to which it is or is to become a party, and (y) Charter Mac of the Joinder to this Agreement, shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Account Party true copies of that Person's resolutions adopted by that Person's Board of Trustees authorizing the transactions described herein, each certified by that Person's Secretary as of a recent date to be true and complete.

               (j) Incumbency Certificate; Authorized Signers. The Agent shall have received from the Account Party and Charter Mac an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be an Authorized Representative: (i) as to the Account Party and Charter Mac, to sign, in the name and on behalf of such Person, each of the Credit Documents to which such Person is or is to become a party; (ii) with respect to the Account Party, to make requests to add Eligible Lease-Up Bonds to the Letter of Credit Facility; and (iii) to give notices, provide certifications, and to take other action on behalf of the Account Party under the Credit Documents and on behalf of Charter Mac with respect to the Joinder.

               (k) Corporate Structure. The Agent shall be satisfied in all respects with the legal structure and capitalization of the Account Party and all documentation relating thereto.

               (l) Litigation. There shall be no pending or threatened litigation involving the Account Party and/or Charter Mac or any other Charter Entity which, in the judgment of the Agent, could have a material adverse effect on such Person or the ability of the Account Party to perform its obligations under the Credit Documents or the ability of Charter Mac to perform its obligations under the Joinder to this Agreement, and no judgment, order, injunction or other similar injunction or other similar restraint prohibiting any of the transactions contemplated hereby shall exist.

               (m) Financial Statements. The Agent and the Issuing Bank shall have received such financial statements and other information and projections as the Agent shall have reasonably requested, and the information shall be satisfactory to the Agent and the Issuing Bank.

               (n) Examination of Books and Assets. The Agent shall have been afforded the opportunity prior to closing to review the books, records, leases, contracts, pension plans, workers' compensation and retiree health plans, ERISA matters, insurance coverage and properties of the Account Party and Charter Mac and to perform such other due diligence regarding the Account Party and Charter Mac as the Agent shall have reasonably required, the results of which review and due diligence shall have been reasonably satisfactory to the Agent and its counsel.

               (o) Compliance with Law. The Agent shall be reasonably satisfied that (i) the Account Party has obtained all material and appropriate authorizations and approvals of all governmental authorities or any other third parties (including, without limitation, any approvals required by the Beneficiary and/or any of the other parties to the Transaction Documents), required for the due execution, delivery and performance by the Account Party of each of the Credit Documents to which it is or will be a party and for the perfection of or the exercise by the Agent and the Issuing Bank of their respective rights and remedies under the Credit Documents, and (ii) the Letter of Credit Facility as well as all other transactions contemplated hereby, shall be in material compliance with, and the Account Party shall have obtained, all material and appropriate approvals pertaining to, any applicable laws, rules, regulations and orders, including, without limitation, all governmental, environmental, ERISA retiree health benefits, workers' compensation and other requirements, regulations and laws and shall not contravene any charter, by-law, debt instrument or other material Contractual Obligation of the Account Party and its Subsidiaries or of Charter Mac and its Subsidiaries.

               (p) Legal and other Opinions. The Issuing Bank and the Agent shall have received an opinion addressed to the Issuing Bank and the Agent and dated as of the Agreement Date, in form and substance reasonably satisfactory to the Agent and the Issuing Bank, from the Account Party's counsel, Greenberg Traurig, LLP.

               (q) Payment of Fees. The Account Party shall have paid to the Agent all fees and expenses required to be paid upon or prior to the Restatement Effective Date, as applicable, pursuant to the Existing Reimbursement Agreement, this Agreement and the other Credit Documents.

               (r) No Event of Default. There shall not be any Event of Default under any of the Credit Documents.

               (s) Additional Documents. The Account Party shall have provided such additional instruments and documents to the Agent and/or the Issuing Bank as the Agent, the Issuing Bank or their counsel may have reasonably requested.

               (t) Further Assurances. In addition to the execution and delivery of this Agreement and the other Credit Documents, the Account Party shall execute such other documentation as may be required by the Agent and/or the Issuing Bank.

        SECTION 1.29 Addition of Eligible Lease-Up Bonds to Letter of Credit Facility. Without limiting any other provision of this Agreement, including, without limitation, the provisions of Section 2.1(e)(ii)(c) above, the addition of Eligible Lease-Up Bonds to the Letter of Credit Facility as Covered Eligible Bonds after the Restatement Effective Date (including in connection with a substitution under Section 2.1(f)) shall be subject to the satisfaction of each of the following conditions precedent, unless specifically waived in writing by
Agent:

               (a) Representations True; No Event of Default. Each of the representations and warranties and covenants of the Account Party contained in this Agreement and/or the other Credit Documents shall be true as of the date as of which they were made and shall also be true at and as of the time of the issuance of the L/C Schedule including such additional Covered Eligible Bonds, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Credit Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Event of Default shall have occurred and be continuing. The Issuing Bank and the Agent shall have received a certificate of the Account Party signed by an authorized officer of the Account Party to such effect (to be included in the applicable Bond Eligibility Determination Request).

               (b) No Legal Impediment. No change shall have occurred in any Legal Requirement or interpretations thereof that in the reasonable opinion of the Issuing Bank would make it illegal for the Issuing Bank to issue the L/C Schedule with such additional Eligible Covered Bonds.

               (c) Governmental Regulation. The Agent and the Issuing Bank shall have received such statements in substance and form reasonably satisfactory to the Agent and the

Issuing Bank as they shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

               (d) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Credit Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Issuing Bank and the Agent, and the Issuing Bank and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (e) No Adverse Changes. There shall not have been any material adverse change in the financial condition, business, or affairs of the Account Party since the Agreement Date which in the Agent's or the Issuing Bank's good faith judgment may jeopardize in a material manner the ability of Account Party to perform fully its obligations under each applicable Credit Document.

               (f) Other Certificates. The Agent shall have received and approved such other documents and certificates as the Agent may reasonably request, in form and substance reasonably satisfactory to the Agent, including from the Administrative Agent.

                                   ARTICLE 7.

                           AUTHORIZED REPRESENTATIVES.
                           ---------------------------

        SECTION 1.30 Continuing Authority of Authorized Representatives. The Agent and the Issuing Bank are authorized to rely upon the continuing authority of the Persons hereafter designated by the Account Party ("Authorized Representatives") to bind Account Party with respect to all matters pertaining to the Letter of Credit (including any L/C Schedule) and the other Credit Documents including, but not limited to, the submission of requests to add or withdraw Eligible Lease-Up Bonds to or from the Letter of Credit Facility and certificates with regard thereto. Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Agent. The Authorized Representatives as of the Agreement Date are listed on
Schedule 7. The Agent shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized Representatives so as to assure the Agent and the Issuing Bank that each Authorized Representative is a responsible and senior official of Account Party.

                                   ARTICLE 8.

                              OBLIGATIONS ABSOLUTE.
                              ---------------------

        SECTION 1.31 Obligations Absolute. The Obligations of the Account Party under this Agreement and the other Credit Documents are absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms hereof under all circumstances whatsoever, including, without limitation, the following:

               (a) any lack of validity or enforceability, or restriction, restraint, or stay of the enforcement of this Agreement, the Letter of Credit, or any other Credit Document, or any Transaction Document;

               (b) any amendment or waiver of, or any consent to departure from, all or the Letter of Credit or any of the other Credit Documents;

               (c) the existence of any claim, set-off, defense, or other right which the Account Party may have at any time against any beneficiary (including either Beneficiary) of the Letter of Credit, the Issuing Bank, the Agent, any Participant or any other Person, whether in connection with the Credit Documents or the transactions contemplated by this Agreement;

               (d) payment by the Issuing Bank of the Letter of Credit against presentation of a demand, draft or certificate or other document which does not strictly comply with the terms of such Letter of Credit, including, without limitation, any good faith honoring of a Drawing under the Letter of Credit, which Drawing possibly could have been dishonored based upon a strict construction of the terms of the Letter of Credit;

               (e) any draft, demand, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Account Party's obligations hereunder; and/or

               (g) the fact that any Event of Default shall have occurred and be continuing.

        SECTION 1.32 No Liability on Account of Issuance or Transfer of Letter of Credit. Unless caused by the gross negligence or willful misconduct of the Issuing Bank, the Agent or any Participant, as determined by a final order of a court of competent jurisdiction in a proceeding to which such Person is a party which is not subject to further appeal, none of the Agent, the Participants, or the Issuing Bank shall have any liability or responsibility by reason of or in connection with the issuance or transfer of the Letter of Credit, the issuance of any participations thereunder, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to above), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to the Letter of Credit (including any document required to make a Drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction in a proceeding to which the Issuing Bank is a party), the Issuing Bank shall have no liability for its acts or omissions hereunder.

        SECTION 1.33 Other Persons Not Liable. All parties to this Agreement are looking solely to the Account Party and its assets for the satisfaction of the Obligations. The Board of Trustees, the Manager, and the Shareholders of the Account Party (each as defined in the Equity Issuer Trust Agreement, as amended from time to time) shall not have any liability for the obligations of the Account Party under this Agreement.

                                   ARTICLE 9.

                         WARRANTIES AND REPRESENTATIONS.
                         -------------------------------

        The Account Party warrants and represents to the Agent and the Issuing Bank for the express purpose of inducing the Agent and the Issuing Bank to enter into this Agreement, to cause the issuance of the Letter of Credit by the Issuing Bank, and to otherwise complete all of the transactions contemplated hereby, that, as of the Agreement Date as follows:

        SECTION 1.34 Transaction Documents. The representations and warranties made by the Account Party and, to the extent relating to any Covered Eligible Bond, by either of the Beneficiaries, in any of the Transaction Documents to which they respectively are a party were true and correct when made, and are true and correct as of the Agreement Date (except to the extent of changes resulting from transactions contemplated and permitted by the Transaction Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date), and are hereby incorporated by reference for the benefit of the Agent and the Issuing Bank as if fully set forth herein.

        SECTION 1.35 No Event of Default. No event of default under any of the Insurance Agreement, the Liquidity Facility or any other Transaction Document has occurred and is continuing, and the Account Party has not received any notice under any of the foregoing that an event has occurred which will constitute such an event of default upon the expiration of any applicable grace or cure period.

        SECTION 1.36 Financial Information. True and complete copies of financial statements of the Account Party and Charter Mac have been delivered to the Agent and the Issuing Bank and the same fairly present the financial condition of such Person as of the date thereof and no material and adverse change has occurred in such financial condition since the date thereof. All financial statements of such Persons hereafter furnished to the Agent or the Issuing Bank shall be true and complete copies thereof and shall fairly present the financial condition of such Person as of the date thereof.

        SECTION 1.37     No  Violations.  The  establishment  of the  Letter  of
Credit Facility, the issuance of the Letter of Credit, and the subsequent payment and performance of the Obligations evidenced and secured by the Credit Documents did not and shall not constitute a violation of, or conflict with, any Legal Requirement, Contractual Obligations (including with respect to the Transaction Documents), or organizational document to which Account Party and/or Charter Mac is a party or by which it or its property is or may be bound.

        SECTION 1.38     No Litigation.

               (a) Account Party and Charter Mac. There are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Account Party, threatened, against the Account Party and/or Charter Mac before any court, tribunal or administrative agency or board that, if adversely determined, would reasonably be expected to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person or, as to the Account Party, its Subsidiaries, to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or which question the validity of this Agreement or any of the other Credit Documents, or any action taken or to be taken pursuant hereto or thereto.

               (b) Other Charter Entities. There are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Account Party, threatened, against any other Charter Entity before any court, tribunal or administrative agency or board with respect to any Covered Eligible Bond that, if adversely determined, would reasonably be expected to, either in any case or in the aggregate, materially adversely affect such Covered Eligible Bond and/or the ability of the Account Party and/or Charter Mac to perform their respective obligations and liabilities under this Agreement, the Joinder to this Agreement, and the Credit Documents to which they respectively are a party.

        SECTION 1.39 Franchises, Patents, Copyrights, Etc. The Account Party and Charter Mac each possess all franchises, patents, copyrights, trademarks, trade names, Licenses and Permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted, without known conflict with any rights of others.

        SECTION 1.40 Good Title and No Liens. The Account Party and Charter Mac, respectively, are the lawful owners of their respective assets and are and will be the lawful owner of such assets, free and clear of all liens and encumbrances of any nature whatsoever other than those permitted in conjunction with the Liquidity Facility, the Insurance Agreement, similarly structured securitization vehicles, or otherwise in connection with the conduct of business by the Account Party and Charter Mac in the ordinary course of their respective businesses.

        SECTION 1.41     Entity Matters.

               (a)  Organization.

                    (i) The Account Party is a duly organized validly existing statutory trust in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Agreement.

                    (ii) Charter Mac is a duly organized validly existing statutory trust in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Agreement.

               (b)  Ownership, Subsidiaries and Taxpayer Identification Numbers.

                         (i) The Account Party, indirectly, is a wholly-owned Subsidiary of Charter Mac, and, other than outstanding Preferred Shares, no additional ownership interests, or rights or instruments convertible into such ownership interests, exist. True and complete copies of each of the agreements listed on Schedule 9.8(b)(i) have been furnished to the Agent by the Account Party.

                         (ii) The  taxpayer  identification  numbers  and  state
        organizational   numbers  (if  applicable)  of  the  Account  Party  are
        accurately stated in Schedule 9.8(b)(ii).

                         (iii) The  Account  Party and  Charter Mac are each the
        owner, free and clear of all liens and encumbrances, of the Equity Interests which they purport to own of each of their respective Subsidiaries. All shares of such Equity Interests have been validly issued and are fully paid and nonassessable, and no rights to subscribe to any additional shares have been granted, and no options, warrants, or similar rights are outstanding except as set forth in Schedule 9.8(b)(iii).

               (c) Authorization. The execution, delivery and performance of this Agreement (and the Joinder by Charter Mac) and the other Credit Documents to which the Account Party is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Account Party and Charter Mac, as applicable, (ii) have been duly authorized by all necessary statutory trust proceedings, (iii) do not conflict with or result in any breach or contravention of any Legal Requirement to which the Account Party or Charter Mac, as applicable, is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, and (iv) do not conflict with any provision of such the Account Party's or Charter Mac's, as applicable, organization documents or other charter documents or bylaws of, or any

Contractual Obligation of, the Account Party or Charter Mac, as applicable, except where such conflict would not have a materially adverse effect on the business, assets or financial condition of such Person.

        SECTION 1.42 Valid and Binding. Each of the Credit Documents constitutes the legal, valid and binding obligations of the Account Party under the respective Credit Documents to which it is a party, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

        SECTION 1.43 Deferred Compensation and ERISA. Neither the Account Party nor any ERISA Affiliate has any pension, profit sharing, stock option, insurance or other arrangement or plan for employees covered by Title IV of the Employment Retirement Security Act of 1974, as now or hereafter amended ("ERISA") except as may be designated to Agent in writing by Account Party from time to time ("ERISA Plan") and no "Reportable Event" as defined in ERISA has occurred and is now continuing with respect to any such ERISA Plan. The issuance of Letter of Credit, the performance by Account Party of its obligations under the Credit Documents, and Account Party's conducting of its operations do not and will not violate any provisions of ERISA.

        SECTION 1.44 No Materially Adverse Contracts, Etc. None of the Account Party, Charter Mac, or any of their respective Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. None of the Account Party, Charter Mac, or any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the such Person's officers, to have any materially adverse effect on the business of such Person or such Person's Subsidiaries.

        SECTION 1.45 Compliance With Other Instruments, Laws, Etc. None of the Account Party, Charter Mac, or any of their respective Subsidiaries is in violation of any provision of its charter or other organization documents, by-laws, or any Contractual Obligations (including with respect to the Transaction Documents) or Legal Requirements, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Person or such Person's Subsidiaries.

        SECTION 1.46 Tax Status. The Account Party and Charter Mac (a) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which such Person is subject, and (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings for which adequate reserves have been established. Except for taxes being contested as provided in clause (b), above, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the foregoing Persons know of no basis for any such claim.

        SECTION 1.47 Holding Company and Investment Company Acts. Neither the Account Party nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

        SECTION 1.48     Certain  Transactions.  Except as set forth in Schedule
9.15 hereof, as of the date of this Agreement, none of the officers, trustees, directors, or employees of the Account Party or any of its Subsidiaries is a party to any transaction with the Account Party or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

        SECTION 1.49     Credit  Documents.   All  of  the  representations  and
warranties of the Account Party made in the Credit Documents are true and correct in all material respects.

        SECTION 1.50 No Material Change. There has been no material adverse change in the financial condition, business, affairs of Account Party and/or Charter Mac since the date of its last financial statement most recently delivered to the Agent.

        SECTION 1.51 No Broker or Finder. Neither the Account Party, nor anyone on behalf thereof has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by the Agent, the Issuing Bank, or any of the Participants in connection with this Letter of Credit Facility.

        SECTION 1.52 Background Information and Certificates. All of the factual information contained or referred to in this Agreement and in the Exhibits and Schedules to this Agreement, and in the certificates furnished to the Agent by or on behalf of Account Party in connection with this Agreement or any other Credit Document is true and complete in all material respects, and omits no material fact necessary to make the same not misleading.

        SECTION 1.53 Reaffirmation. Each request by the Account Party to add an Eligible Lease-Up Bond to the Letter of Credit Facility: (i) shall constitute an affirmation by Account Party that the foregoing representations and warranties are true and correct as of the date of such request (except as to matters specifically disclosed in writing to the Agent and the Issuing Bank prior to or simultaneously with such written request, and except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Credit Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and, unless Agent and the Issuing Bank are notified to the contrary prior to the date of the addition of such Eligible Lease-Up Bond to the Letter of Credit Facility, will be so on the date of such addition, and (ii) shall constitute the representation and warranty of Account Party that the information set forth in each such request is true and complete in all material respects, and omits no material fact necessary to make the same not misleading.

        SECTION 1.54 Existing Reimbursement Agreement. All of the representations and warranties made by or on behalf of the Account Party in the Existing Reimbursement Agreement were, when made, true, correct, and complete, and are, as of the Agreement Date, and will be, as of the Restatement Effective Date, true, correct and complete, except as to matters specifically disclosed in writing to the Agent and the Issuing Bank prior to the Agreement Date, and except to the extent of changes resulting from transactions contemplated and permitted by the Existing Reimbursement Agreement and the Credit Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date.

                                  ARTICLE 10.

                                   COVENANTS.
                                   ----------

        SECTION 1.55 Affirmative Covenants. The Account Party covenants and agrees that from the date hereof and so long as the Letter of Credit or other Obligations remain outstanding, as follows:

               (a) Punctual Payment. The Account Party will duly and punctually pay or cause to be paid the principal and interest on Drawings and all interest, fees and other Obligations provided for in this Agreement, all in accordance with the terms of this Agreement and the Letter of Credit, as well as all other sums owing pursuant to the Credit Documents.

               (b) Maintenance of Office. The Account Party will maintain its chief executive office in New York, New York, or at such other place in the United States of America as the Account Party shall designate upon not less than forty five (45) days prior written notice to the Agent.

               (c) Records and Accounts. The Account Party will keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP.

               (d) Compliance with Transaction Documents. The Account Party shall comply, and shall cause its Subsidiaries to comply, fully with all of the terms and conditions of the Transaction Documents to which each is party and otherwise to remain in good standing with MBIA.

               (e) Bond Documents. The Account Party shall, at the request of the Agent, provide the Agent with copies of all Bond Documents and any other requested information relating to Covered Eligible Bonds and the related Bond Collateral, all of which shall be true, correct and complete.

               (f) Notices.

                   (i) Ineligible Bond Status. The Account Party will immediately notify the Agent in writing if and when either Beneficiary determines that any Covered Eligible Bond has been deemed an Ineligible Bond under the Insurance Agreement.

                   (ii) Defaults.

                          (a) The Account Party will  promptly  notify the Agent
                   in writing of the occurrence of any Event of Default known to the Account Party.

                          (b) If any Person shall give any notice to the Account
                   Party (or to any Subsidiary of the Account Party, if the Account Party has, or, if in the exercise of appropriate diligence as the parent of such Subsidiary, reasonably should have had, actual knowledge thereof) or take any other action involving the Account Party (or involving any Subsidiary of the Account Party, if the Account Party has, or, if, in the exercise of appropriate diligence as the parent of such Subsidiary, reasonably should have had, actual knowledge thereof) in respect of a claimed default (whether or not constituting an event of default) under any note, evidence of indebtedness, indenture or other obligation, including, without limitation, the Insurance Agreement, the Liquidity Facility or any other Transaction Document, to which or with respect to which the Account Party or any of its Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the Account Party, the Account Party shall forthwith give written notice thereof to the Agent describing the notice or action and the nature of the claimed default.

                          (c) The  Account  Party  will  provide  the Agent with
                   copies of any notices required to be provided by any Charter Entity to MBIA pursuant to Section 3.4(d) of the Insurance Agreement.

                          (d) The Account Party will  promptly  notify the Agent
                   in writing of the occurrence of any event of default under any of the Bond Documents relating to a Covered Eligible Bond.

                   (iii) Notification of Claims against Covered Eligible Bonds. The Account Party will, promptly upon (but in any event not later than ten (10) days after) becoming aware thereof, notify the Agent in writing of any events relating to any Covered Eligible Bond that would reasonably be expected to materially adversely affect the rights of the Agent or the Issuing Bank with respect thereto.

                   (iv) Notice of Litigation and Judgments. The Account Party will, and will cause each of its Subsidiaries, Charter Mac, and any Subsidiaries of Charter Mac to, give notice to the Agent and the Issuing Bank in writing (within ten (10) days of the date on which any such Person shall become aware thereof) of any litigation or proceedings threatened or any pending litigation and proceedings affecting such Person or to which such Person is or is to become a party involving an amount in controversy exceeding $5,000,000.00 or that could reasonably be expected to have a materially adverse effect on such Person and stating the nature and status of such litigation or proceedings. The Account Party will, and will cause each of its Subsidiaries, Charter Mac, any Subsidiaries of Charter Mac to, give notice to the Agent and the Issuing Bank in writing in form and detail satisfactory to the Agent and the Issuing Bank (within ten (10) days of the date on which any such Person shall become aware thereof) of any judgment in excess of $5,000,000.00 not covered by insurance, final or otherwise, against such Persons.

               (g) Financial Statements and Reports. The Account Party shall furnish or cause to be furnished to the Agent from time to time, the following financial statements and reports and other information, all in form, manner of presentation and substance reasonably acceptable to Agent:

                   (i) Monthly Statements. As soon as practicable, but in any event not later than forty- five days (45) days after the end of each month, the Servicer's Report for each Covered Eligible Bond (including any Covered Eligible Bond that is secured by a Property which has become a Stabilized Property during the period covered by such Servicer's Report). The Agent and the Issuing Bank shall be entitled to conclusively rely on each Servicer's Report as being accurate and complete, absent manifest error.

                   (ii) Quarterly Statements. To the extent not included in the Servicer's Report, as soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter of the Account Party, a report providing detailed operating statements and occupancy reports respecting each Property securing a Covered Eligible Bond, all in form and substance satisfactory to the Agent and the Issuing Bank.

                   (iii) Compliance Certificate. Concurrently with the delivery of the financial statements referred to in Section 10.1(g)(ii) above, a certificate of an Authorized

Representative  stating  that, to the best of such  Authorized  Representative's knowledge, the Account Party during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every material condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Authorized Representative has obtained no knowledge of any Event of Default. With each such quarterly compliance certificate, the Account Party shall include worksheets showing the calculation of the estimated fair value of its investments in revenue bonds, using the methodology described in Annex M-2 to Exhibit M.

                   (iv) Additional Financial Information. From time to time, within a reasonable time after the request, such other financial data and information as the Agent or the Issuing Bank may reasonably request.

                (h) Existence; Conduct of Business. (i) the Account Party will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware statutory trust, (ii) the Account Party will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises, except where such failure would not have a material adverse effect on the business, assets or financial condition of the Account Party, and (iii) the Account Party will only engage in business now engaged in by it and contemplated by the Transaction Documents.

                (i) Insurance. Schedule10.1(i) sets forth all presently existing insurance maintained by the Account Party. The Account Party will maintain insurance with respect to its properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and as otherwise required by the Transaction Documents.

                (j) Taxes and Trade Debt. The Account Party will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those taxes, assessments or charges which any such Person is contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with Generally Accepted Accounting Principles.

                (k) Compliance with Laws, Contracts, Licenses, and Permits.

                   (i) The Account Party will comply with (x) all applicable Legal Requirements now or hereafter in effect wherever its business is conducted, (y) the provisions of its Constituent Documents, and (z) all of its Contractual Obligations (including with respect to the Transaction Documents). If at any time while any

Obligation is outstanding, any Governmental Authorization or other third party consents, approvals, or notifications shall become necessary or required in order that the Account Party may fulfill any of its obligations hereunder, the Account Party will promptly take or cause to be taken all reasonable steps within the power of the Account Party to obtain such Governmental Authorization or other third party consents and to provide such notifications, and furnish the Agent with evidence thereof.

                   (ii) Without limiting the generality of subclause (i) above, the Account Party shall at all times comply with the Preferred Shares Covenants in effect as of the Existing Reimbursement Agreement Date and set forth on Exhibit F hereto, which is incorporated by reference herein and made a part of this Agreement, whether or not such Preferred Shares Covenants (or any of them) hereafter are in any way modified or waived by the holders of the Preferred Shares.

               (l) Indemnification Against Payment of Brokers' Fees. The Account Party agrees to defend, indemnify and hold harmless the Agent, the Issuing Bank, and each of the Participants from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Letter of Credit Facility (except as resulting from any arrangements or agreements made with any broker or finder by the Agent, the Issuing Bank, or any Participant).

               (m) Fiscal Year. The fiscal year of the Account Party presently ends on December 31 of each year. If the Account Party or its Subsidiaries shall change their fiscal year end, such Person shall promptly furnish the Agent with written notice thereof.

               (n) Place for Records; Inspection. The Account Party and Charter Mac shall maintain all of its business records at the address specified in
Section 14.1 of this Agreement with respect to the Account Party. Upon reasonable notice and at reasonable times during normal business hours the Agent, the Issuing Bank and each Participant shall have the right (through such agents or consultants as the Agent, the Issuing Bank or any Participant may designate) to examine the Account Party's and Charter Mac's property and make copies of and abstracts from the Account Party's and Charter Mac's books of account, correspondence and other records and to discuss its financial and other affairs with any of its senior officers and any accountants hired by the Account Party, it being agreed that the Agent, the Issuing Bank and each Participant shall not divulge information obtained from such examination to others except to any Participant, transferee or proposed transferee, holder or prospective holder, participant or prospective participant, or if required to do so by Legal Requirements or in connection with administering the Letter of Credit Facility, enforcing their rights and remedies under the Credit Documents and in the conduct, operation and regulation of their respective banking and lending businesses (which may include, without limitation, the transfer of the Issuing Bank's interest in the Letter of Credit or the issuance of participation interests therein). Any transferee of the Issuing Bank's interest in the Letter of Credit or any holder of a participation interest in the Letter of Credit, or any participant in or assignee of any Participant's Commitment, shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer by the Issuing Bank of its interest in the Letter of Credit or of further participation interests therein, or by a Participant of its interest in or a participation in its interest in such Participant's Commitment; provided, however, any such Participant, transferee, holder or participant shall be bound by the confidentiality provisions of this Section 10.1(n).

               (o) Costs and Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Account Party agrees to pay promptly, but no later than ten (10) days of the Agent's demand: (i) all the actual and reasonable out-of-pocket costs and expenses of preparation of the Credit Documents and any consents, amendments, waivers, or other modifications thereto incurred by the Agent and/or the Issuing Bank; (ii) the reasonable fees, expenses, and disbursements of counsel to the Agent and the Issuing Bank in connection with the negotiation, preparation, execution, and administration of the Credit Documents and any consents, amendments, waivers, or other modifications thereto and any other documents or matters requested by the Account Party; (iii) all other actual and reasonable out-of-pocket costs and expenses incurred by the Agent and the Issuing Bank in connection with the establishment of the Letter of Credit Facility, the syndication of the Commitments and the negotiation, preparation, and execution of the Letter of Credit and the other Credit Documents and any consents, amendments, waivers, or other modifications thereto and the transactions contemplated thereby; and (iv) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of the Agent, the Issuing Bank or any Participant and the fees and costs of appraisers, brokers, investment bankers or other experts retained by the Agent, the Issuing Bank or any Participant) incurred by the Agent, the Issuing Bank or any Participant in connection with
(x) the enforcement of or preservation of rights under any of the Credit Documents against the Account Party or any other Person, or the administration thereof, (y) any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings, and (z) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's, the Issuing Bank's, or any Participant's relationship with the Account Party, except to the extent arising out of the Agent's, the Issuing Bank's, or any Participant's bad faith, gross negligence, willful misconduct or material breach of this Agreement, the Letter of Credit, or any other Credit Document, as finally determined by a court of competent jurisdiction. The covenants of this Section shall survive payment or satisfaction of payment of amounts owing with respect to the Letter of Credit. The amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including the Default Rate) and be an Obligation secured by any Collateral.

               (p) Indemnification. The Account Party shall indemnify and hold harmless the Agent, the Issuing Bank, and the Participants and all those claiming by, through or under the Agent, the Issuing Bank, and each of the Participants (singly and collectively, the "Indemnified Party") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Credit Documents or the transactions contemplated hereby ("Damages") including, without limitation (i) any actual or proposed use by the Account Party or any of its Subsidiaries of the Letter of Credit, (ii) the Account Party's or any of its Subsidiaries' entering into or performing this Agreement or any of the other Credit Documents, and/or (iii) with respect to the Account Party and its Subsidiaries and their respective properties and assets, the violation of any Legal Requirement, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that no Indemnified Party shall be entitled to indemnification if a court of competent jurisdiction finally determines (all appeals having been exhausted or waived) that such Indemnified Party acted in bad faith, with willful misconduct, gross negligence, or material breach of this Agreement, the Letter of Credit, or any other Credit Document. No Indemnified Party shall be entitled to settle or enter into any accommodation in respect of any such claim, action or suit without the prior written consent of the Account Party (and any Indemnified Party so settling or accommodating without the Account Party's consent shall not be entitled to indemnification therefor), provided, however, if the Account Party shall refuse to provide its written consent to a requested settlement, the Account Party shall, as collateral for potential payment of the full amount of the claimed Damages, provide either a letter of credit in favor of the Indemnified Party, on terms and conditions satisfactory to the Agent, in its sole discretion, or, as cash collateral, cash or cash equivalents, any of which shall be in the full amount of the claimed Damages, together with all anticipated costs and expenses (including reasonable attorneys' fees and expenses) anticipated by the Agent, in its sole discretion, to accrue in connection with the defense and possible payment of the claimed Damages. If the Account Party fails to provide such required collateral, or fails to respond to a request for a consent to a settlement, within five (5) Business Days of when first requested by the Agent, the Indemnified Party shall be entitled to settle the claim as it proposed, and the Account Party shall be liable for the full amount thereof together with all related Damages. In litigation, or the preparation therefor, the Issuing Bank and the Agent (including for the benefit of the Participants) shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Account Party agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Account Party under this Section 10.1(p) are unenforceable for any reason, the Account Party hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this
Section 10.1(p) shall survive the expiry or other termination of the Letter of Credit and the termination of the obligations of the Issuing Bank hereunder.

               (q) Amendments to Credit Documents. The Account Party shall provide the Beneficiaries, MBIA, and the Administrative Agent with copies of all amendments to this Agreement and any other Credit Document.

        (r) Account Party Financial Covenants. For so long as the Letter of Credit or other Obligations remain outstanding:

                   (i) Adjusted Tangible Net Worth. The Account Party shall at all times maintain (to be tested as of the last day of each fiscal quarter, commencing with the Account

Party's fiscal quarter ending March 31, 2003) a minimum Adjusted Tangible Net Worth of not less than the sum of (i) $375,000,000, plus (ii) seventy-five percent (75%) of the offering proceeds of any issuances of Equity Interests after January 1, 2003 (net of the costs and expenses actually incurred by the Account Party in connection with such equity issuances).

                   (ii) Fixed Charges. The Account Party shall not permit the ratio of its consolidated (i) Adjusted EBITDA, divided by (ii) Fixed Charges, to be less than 2.5 to 1.0, for any fiscal quarter (to be tested as of the last day of each fiscal quarter, commencing with the Account Party's fiscal quarter ending March 31, 2003).

                   (iii) Leverage. The Account Party shall not, and shall not permit any of its Subsidiaries to, breach the leverage covenant (which is to be determined on a consolidated basis as between the Account Party and its Subsidiaries) included as a Preferred Shares Covenant (Paragraph 2 of Exhibit
F), or fail to observe each and every other Preferred Shares Covenant.

               (s) Further Assurances. The Account Party will cooperate with, and will cause each of its Subsidiaries, to cooperate with the Agent and the Issuing Bank and execute such further instruments and documents as the Issuing Bank or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement, the Letter of Credit, and the other Credit Documents.

               (t) Revenue Bond Valuation. For the purpose of financial statement presentation, the Account Party will estimate the fair value of its investments in revenue bonds using the methodology described in Annex M-2 to Exhibit M or as may be required to be modified by changes in GAAP, and will not materially deviate from such methodology. The Account Party shall notify the Agent of any changes in GAAP which would require a change in the methodology described in Annex M-2 to Exhibit M..


     SECTION 1.56 Negative Covenants. The Account Party covenants and agrees, from the date hereof and so long as the Letter of Credit or other Obligations remain outstanding, as follows:

               (a) Liens. The Account Party will not, and will not permit any of its Subsidiaries to, create, incur or assume any Lien upon or with respect to any Covered Eligible Bond other than pursuant to any of the Transaction Documents.

               (b) Merger; Sale of Assets. The Account Party shall not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership, joint venture or other equity interest in, any other Person, or sell, transfer, convey, or lease (in one transaction or a series of transactions) all or substantially all of its assets.

               (c) Loans and Advances. The Account Party will not and will not permit any of its Subsidiaries to, make any loans or advances to any Person other than in connection with the funding of Bonds in the ordinary course and advances to the Account Party's or its Subsidiaries' employees in the ordinary course of business for reasonable expenses to be incurred by such employees for the benefit of the Account Party or such Subsidiaries.

               (d) No Material Modifications. The Account Party shall not permit any Material Change to Transaction Documents, or any material modification of or waiver with respect to, any Covered Eligible Bond and/or the Bond Documents or Bond Collateral relating to the Property securing such Covered Eligible Bond unless any such modification shall have first been approved in writing by the Agent. The Account Party shall timely provide the Agent with copies any and all modifications and amendments to any of the foregoing.

               (e) Distributions. So long as a Default or an Event of Default has occurred and is continuing, the Account Party will not make any payments or distributions to any Person on account of the Account Party's Equity Interests.

               (f) Effect of Amendment. If, as a result of any amendment or modification to the Transaction Documents, the Agent determines that it is necessary or desirable to modify the terms, conditions, and definitions set forth in this Agreement, then the Account Party shall execute and deliver such other and further instruments, documents, and agreements as may be reasonably requested by the Agent.

                                  ARTICLE 11.

                               EVENTS OF DEFAULT.
                               ------------------

        The following provisions deal with Events of Default and certain rights of the Agent and the Issuing Bank following an Event of Default.

        SECTION 1.57 Events of Default. Each of the following events, unless cured within any applicable grace period set forth or referred to below in this
Section 11.1, shall constitute an "Event of Default."

               (a) Failure to Pay. The Account Party shall fail to pay any principal and interest of the Drawings or any other Obligation as and when the same shall become due and payable;

               (b) Failure to Perform. The Account Party shall fail to comply with any of its other agreements and covenants contained herein or any of the agreements and covenants contained in any other Credit Documents and which are not referenced herein;

               (c) Breach of Representation or Warranty. Any representation or warranty of the Account Party in this Agreement or any of the other Credit Documents shall have been false in any material respect upon the date when made or deemed to have been made or repeated;

               (d) Failure to Pay other Indebtedness. The Account Party or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, or otherwise default under, any obligation for borrowed money or credit received, as a result of which the holder of such Indebtedness could accelerate the time for payment of such Indebtedness, notwithstanding that such acceleration has not occurred (unless such Person is contesting the existence of any such alleged default and has fully reserved, in cash or cash equivalents, the full amount of the subject Indebtedness);

               (e) Insolvency. The Account Party or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Account Party or any of its Subsidiaries or of any substantial part of the assets of the Account Party or any of its Subsidiaries or shall commence any case or other proceeding relating to the Account Party or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Account Party or any of its Subsidiaries and the Account Party or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein;

               (f) Involuntary Proceedings. The filing of any case or other proceeding against the Account Party or any of the Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect and such case or proceeding is not controverted within ten (10) days or dismissed within sixty (60) days of its commencement; a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Account Party or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Account Party or any Subsidiary of the Account Party, in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

               (g) Judgments. There shall remain in force, undischarged, unsatisfied and unstayed, for more than forty-five (45) days, whether or not consecutive, any uninsured final judgment against the Account Party or any of its Subsidiaries that, with other outstanding uninsured final judgments, undischarged, against the Account Party or any of its Subsidiaries exceeds in the aggregate $500,000;

               (h) Cancellation of Credit Documents. If any of the Credit Documents shall be canceled, terminated, revoked or rescinded or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Credit Documents shall be commenced by or on behalf of the Account Party or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Credit
Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

               (i) ERISA. With respect to any ERISA Plan, an ERISA Reportable Event shall have occurred and (i) a trustee shall have been appointed by the United States District Court to administer such Plan; or (ii) the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan (which termination proceedings could result in liability of the Account Party or any of its Subsidiaries to the PBGC in excess of $250,000;

               (j) Indictment. The Account Party, Charter Mac, or any of their respective Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Account Party, Charter Mac, or such Subsidiaries;

               (k) Material Adverse Change. There shall have occurred any change in or to the assets, liabilities, financial condition, business operations, or prospects of the Account Party and its Subsidiaries, taken as a whole, which change materially adversely affects the Account Party's ability to perform its obligations under this Agreement or the other Credit Documents;

               (l) Change in Control. The occurrence of a Change in Control of either the Account Party or Charter Mac;

               (m) Regarding Charter Mac. The occurrence of any of the foregoing Events of Default described in subsections (c), (d), (e), (f), (g), (i), and (k) above, with respect to Charter Mac, as if Charter Mac were the "Account Party" described therein;

               (n) Mortgage Warehousing Facility. The occurrence of an event of default (however defined or described) under the Mortgage Warehousing Facility;

               (o) Acquisition Line Facility. The occurrence of an event of default (however defined or described) under the Acquisition Line Facility;

               (p) Bond Warehousing Facility. The occurrence of an event of default (however defined or described) under the Bond Warehousing Facility;

               (q) Transaction Documents. The occurrence of an event of default caused by a Charter Entity under the Transaction Documents, or the occurrence of any other event of default under the Transaction Documents if the occurrence of such event of default materially adversely affects any Covered Eligible Bond and/or materially adversely affects the ability of the Account Party to perform its obligations and liabilities pursuant to this Agreement and any other Credit Document; or

               (r)  Failure  to Pay  Dividends.  Subject  to the  provisions  of
Section 10.2(e), the Account Party shall fail to pay, as and when the same become due, any dividends required to be paid to the holders of the Preferred Shares in accordance with the terms and conditions of the Account Party's Constituent Documents.

        SECTION 1.58 Certain Remedies. If an Event of Default shall occur and be continuing:

               (a) Establishment of Funded Reserve. The Account Party shall fund the Cash Collateral Account with an amount equal to the aggregate Allocable Share of the Maximum Credit Amount of all then Covered Eligible Bonds. Such funds shall either be (i) returned to the Account Party (x) if the Account Party cures such Event of Default to the complete satisfaction of the Agent and the Issuing Bank, (y) upon the occurrence of the Expiration Date with no Drawing having been made at such time and no Unpaid Drawings or other Obligations then outstanding, or (z) with respect to the Allocable Share of the Maximum Credit Amount relating to any particular Covered Eligible Bond, such Bond is voluntarily withdrawn pursuant to a Bond Withdrawal Notice, or (ii) applied by the Agent to the Obligations upon the funding by the Issuing Bank of any Drawing (the Issuing Bank hereby acknowledging that it is unconditionally obligated to fund any conforming Drawing whether or not such cash Collateral may be so applied at such time).

               (b) Accelerate Debt. Agent may, and with the direction of the Requisite Participants shall, declare the Obligations evidenced by this Agreement and the other Credit Documents immediately due and payable (provided that in the case of the occurrence of an event set forth in Sections 11.1 (e) and 11.1(f) such acceleration shall be automatic).

               (c) Pursue Remedies. Agent may pursue any and all remedies provided for hereunder, or under any one or more of the other Credit Documents. No failure on the part of the Agent or the Issuing Bank to exercise, and no delay in exercising, any right hereunder or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any other Credit Document preclude any other further exercise thereof of any remedies provided by law.

               (d) Power of Attorney. For the purpose of exercising the rights granted by this Article 11, as well as any and all other rights and remedies of Agent, Account Party hereby irrevocably constitutes and appoints Agent (or any agent designated by the Agent) its true and lawful attorney-in-fact, with full power of substitution, exercisable upon and following any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts in the name and on behalf of Account Party.

        SECTION 1.59 Written Waivers. If an Event of Default is waived in accordance with applicable provisions of this Agreement, as evidenced by a specific written instrument executed by an authorized officer of Agent, the Event of Default so waived shall be deemed to have never occurred.

                                  ARTICLE 12.

                                    SET-OFF.
                                    --------

        SECTION 1.60 Set-Off. If an Event of Default occurs and is continuing, any deposits, balances or other sums credited by or due from the
Agent or the Issuing Bank, or from any Affiliate of the Agent or the Issuing Bank, to the Account Party may, to the fullest extent not prohibited by applicable law, at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, appropriated and applied by the Agent, the Issuing Bank, or such Affiliate against any or all of Account Party's Obligations irrespective of whether demand shall have been made and although such obligations may be unmatured, in such manner as the Agent or the Issuing Bank or such Affiliate in its sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, appropriation or application, the Agent agrees to notify Account Party thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LETTER OF CREDIT, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE ACCOUNT PARTY, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The Issuing Bank agrees with each other Person that (a) if an amount to be set off is to be applied to indebtedness of the Account Party to such Person, such amount shall be applied ratably to such other indebtedness and to the Obligations, and (b) if such Person shall receive from the Account Party, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of any claim by proceedings against the Account Party at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the amounts to be paid to such Person any amount in excess of its ratable portion of the payments received by the Issuing Bank and all of the Participants with respect to Unpaid Drawings or other Obligations, such Person will make such disposition and arrangements with the others with respect to such excess, either by way of distribution, participation, pro tanto assignment of claims, subrogation or otherwise as shall result in each Person receiving in respect of the Unpaid Drawings or other Obligations, its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Person, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

        SECTION 1.61 Right to Freeze. The Issuing Bank and the Agent shall also have the right, at their respective option, upon the occurrence of any event which would entitle the Issuing Bank or the Agent to set off or debit as set forth in Section 12.1, to freeze, block or segregate any such deposits, balances and other sums so that Account Party may not access, control or draw upon the same.

        SECTION 1.62 Additional Rights. The rights of the Agent and the Issuing Bank, and each Affiliate of the Agent and the Issuing Bank under this
Article 12 are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which the Agent or the Issuing Bank may have.

                                  ARTICLE 13.

                         THE AGENT AND THE PARTICIPANTS
                         ------------------------------

        SECTION 1.63     Rights, Duties and Immunities of the Agent.

               (a) Appointment of Agent. Each Participant and the Issuing Bank hereby irrevocably designates and appoints Fleet as Agent of such Participant and the Issuing Bank to act as specified herein and in the other Credit Documents, and each such Participant and the Issuing Bank hereby irrevocably authorizes the Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Article 13. The Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Credit Documents, nor shall it have any fiduciary relationship with any Participant or the Issuing Bank, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. The provisions of this Article 13 are solely for the benefit of the Agent, the Participants, and the Issuing Bank, and the Account Party shall not have any rights as a third party beneficiary of any of the provisions hereof, nor, in the absence of any specific written agreement to the contrary, shall the Account Party be directly obligated to any Participant under this Agreement or any other Credit Document.

               (b) Administration of Letter of Credit Facility by Agent. The Agent shall be responsible for administering the Letter of Credit Facility on a day-to-day basis. In the exercise of such administrative duties, the Agent shall use the same diligence and standard of care that is customarily used by the Agent with respect to the issuance of similar letter of credit facilities by the Agent solely for its own account. The Issuing Bank and each Participant, as applicable, delegates to the Agent the full right and authority on their respective behalf to take the following specific actions in connection with its administration of the Letter of Credit Facility:

               (i) to receive all payments of principal, interest, fees and other charges paid by, or on behalf of, the Account Party and, except for fees to which the Agent or the Issuing Bank are entitled for their own respective accounts pursuant to the Credit Documents or otherwise, to distribute all such funds to the Agent, the Issuing Bank and the respective Participants as provided for hereunder;

               (iii) to keep and maintain complete and accurate files and records of all material matters pertaining to the Letter of Credit Facility, and make such files and records available for inspection and copying by each Participant and its respective employees and agents during normal business hours upon reasonable prior notice to the Agent; and

               (iv) to do or omit doing all such other actions as may be reasonably necessary or incident to the implementation, administration and servicing of the Letter of Credit Facility and the rights and duties delegated hereinabove.

               (c) Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Credit Document by or through its agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the other Credit Documents. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

               (d) Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or the other Credit Documents, except for its or their gross negligence or willful misconduct. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify
(i) any recital, statement, representation or warranty made by the Account Party, Charter Mac, or any of their respective officers or agents contained in this Agreement or the other Credit Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Agreement or the other Credit Documents; (iii) the state or condition of any properties of the Account Party or any other obligor hereunder, or any information contained in the books or records of the Account Party; (iv) the validity, enforceability, collectibility, effectiveness or genuineness of this Agreement, the Letter of Credit, or any other Credit Document or any other certificate, document or instrument furnished in connection therewith; or (v) the validity, priority or perfection of any lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral.

               (e) Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without limitation, counsel to the Account Party), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence as it deems appropriate from the Requisite Participants or all of the Participants, as may be applicable, or it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with any written request of the Requisite Participants or all of the Participants, as may be applicable, and each such request of the Requisite Participants or all of the Participants, as may be applicable, and any action taken or failure to act by the Agent pursuant thereto shall be binding upon all of the Participants; provided, however, that the Agent shall not be required in any event to act, or to refrain from acting, in any manner which is contrary to the Credit Documents or to applicable law.

               (f) Notice of Event of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the Agent has actual knowledge of the same or has received notice from a Participant, the Issuing Bank, or the Account Party referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default." In the event that the Agent obtains such actual knowledge or receives such a notice, the Agent shall give prompt notice thereof to each of the Participants. The Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Requisite Participants or all of the Participants, as may be applicable. Unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Event of Default as it shall deem advisable in the best interest of the Participants.

               (g) Participants' Credit Decisions. Each Participant acknowledges that it has, independently and without reliance upon the Agent, the Issuing Bank, or any other Participant, and based on the financial statements prepared by the Account Party and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Account Party and has made its own decision to enter into this Agreement and the other Credit Documents. Each Participant also acknowledges that it will, independently and without reliance upon the Agent or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to the issuance of the Letter of Credit hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Credit Documents.

               (h) Agent's Reimbursement and Indemnification. The Participants agree to reimburse and indemnify the Agent, ratably in proportion to their respective Commitments, for (i) any amounts not reimbursed by the Account Party for which the Agent is entitled to reimbursement by the Account Party under this Agreement or the other Credit Documents, (ii) any other expenses incurred by the Agent on behalf of the Participants in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Agreement and the other Credit Documents, and (iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Credit Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, provided that no Participant shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

               (i) Agent in its Individual Capacity. With respect to its Commitment as a Participant, and the respective advances made by it, the Agent shall have the same rights and powers hereunder and under any other Credit Document as any Participant and may exercise the same as though it were not the Agent and/or the Issuing Bank, and the term "Participant" or "Participants" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its subsidiaries and affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Account Party, Charter Mac, or any Subsidiary or Affiliate of the Account Party or Charter Mac as if it were not the Agent and/or the Issuing Bank hereunder.

               (j) Successor Agent. The Agent may resign at any time by giving thirty (30) days' prior written notice to the Participants, the Issuing Bank, and Account Party. The Requisite Participants, for good cause, may remove Agent at any time by giving thirty (30) days' prior written notice to the Agent, the Issuing Bank, the Account Party and the other Participants. Upon any such resignation or removal, the Requisite Participants shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Participants and accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation or the Requisite Participants' giving notice of removal, as the case may be, then the retiring Agent may appoint, on behalf of the Account Party and the Participants, a successor Agent. Each such successor Agent shall be a financial institution which meets the requirements of an Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. After any retiring Agent's resignation hereunder, the provisions of this Article 13 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

               (k) Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent may, and shall, at the request, or upon the consent, of the Requisite Participants or all of the Participants, as may be applicable, and provided that the Participants have given to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement and the other Credit Documents respecting the disposition of all or any part of the Collateral and the exercise of any legal or equitable rights or remedies as it may have hereunder or under any other Credit Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Requisite Participants. The Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Requisite Participants or all of the Participants, as maybe applicable, and such instruction shall be binding upon all the Participants. The Requisite Participants or all of the Participants, as may be applicable, may direct the Agent in writing as to the method and the extent of any such disposition or the exercise of any other right or remedy, the Participants hereby agreeing to indemnify and hold the Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. The Agent may, in its discretion but without obligation, in the absence of direction from the Requisite Participants or all of the Participants, as may be applicable, take such interim actions as it believes necessary to preserve the rights of the Issuing Bank and the Participants hereunder and in and to the Letter of Credit and/or any Collateral securing the Obligations, including, but not limited to, petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral. Each of the Participants acknowledges and agrees that no individual Participant (other than the Issuing Bank in its capacity as such) may separately enforce or exercise any of the provisions of any of the Credit Documents other than through the Agent.

        SECTION 1.64     Respecting Issuance of Letter of Credit and Payments.

               (a) Participations in Letter of Credit. On and as of the Agreement Date, and on each date hereafter as of which a Person becomes a Participant hereunder, the Issuing Bank shall be deemed to have sold and transferred to each Participant, and each Participant then becoming such shall be deemed irrevocably and unconditionally to have purchased from the Issuing Bank, without recourse or warranty, an undivided interest and participation effective as of such date, in a percentage equal to such Participant's Commitment Percentage, in the Letter of Credit (including each L/C Schedule from time to time issued hereunder), the Letter of Credit Fee and the Unused Facility Fee, each Drawing disbursed thereunder and the obligations of the Account Party under, and the rights and benefits of the Issuing Bank hereunder and under the other Credit Documents (including the benefit of all representations, warranties and covenants of the Account Party), this Agreement with respect thereto (although all direct funding obligations under the Letter of Credit Agreement shall continue to be the sole responsibility of the Issuing Bank). Upon any change in the Participants' Commitment Percentages there shall be an automatic adjustment to the participations pursuant to this Section 13.2 to reflect the new Commitment Percentages. In determining whether to pay under the Letter of Credit, the Issuing Bank shall have no obligation relative to the Participants, other than to confirm that any documents required to be delivered under the Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of the Letter of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with the Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction), shall not create for the Issuing Bank any resulting liability to the Account Party, any Participant or any other Person. If the Issuing Bank makes any payment under the Letter of Credit and the Account Party shall not have reimbursed such amount in full to the Issuing Bank within two (2) Business Days pursuant to Section 3.1, the Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Agent for the benefit of such Issuing Bank the amount of such Participant's Commitment Percentage of such unreimbursed payment in Dollars and in same day funds. If the Agent so notifies a Participant prior to 11:00 A.M. (Boston time) on any Business Day, such Participant shall make available to the Agent for the benefit of the Issuing Bank, in Dollars, such Participant's Commitment Percentage of the amount of such payment on such Business Day in same day funds; provided, however, that no Participant shall be obligated to pay to the Agent for the benefit of the Issuing Bank its Commitment Percentage of such unreimbursed amount for any wrongful payment made by the Issuing Bank under the Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction). If and to the extent such Participant shall not have so made its Commitment Percentage of the amount of such payment available to the Agent for the benefit of the Issuing Bank, such Participant agrees to pay to the Agent for the benefit of the Issuing Bank, forthwith on demand, such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent for the benefit of the Issuing Bank at the overnight Federal Funds Rate for the first three days and at the Default Rate for each day thereafter.

               (b) Nature of Obligations of Participants. The obligations of the Participants hereunder are several and not joint. Failure of any Participant to fulfill its obligations hereunder shall not result in any other Participant becoming obligated to pay to the Issuing Bank more than its Commitment Percentage of any Drawing, nor shall such failure release or diminish the obligations of any other Participant to fund its Commitment Percentage provided herein. The obligation of the Issuing Bank to honor any conforming Drawing under the Letter of Credit shall not be affected by any such failure by any Participant to fulfill its obligations hereunder. Further, the obligations of the Participants to make payments to the Agent for the benefit of the Issuing Bank with respect to the Letter of Credit shall be irrevocable and not subject to any qualification or exception whatsoever (except for any wrongful payment made by the Issuing Bank under the Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction)) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                         (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                         (ii) the existence of any claim, setoff, defense or other right which any the Account Party or any of its Subsidiaries or Affiliates may have at any time against either Beneficiary, any transferee of the Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any Participant, or any other Person, whether in connection with this Agreement, the Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between or among the Account Party, or any Subsidiary or Affiliate of the Account Party and the Beneficiaries);

                         (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

                         (iv) the occurrence of any Event of Default.

               (c) Payments to Agent. All payments of principal of and interest respecting any Unpaid Drawing shall be made to the Agent by the Account Party or any other obligor or guarantor for the account of the Issuing Bank in immediately available funds as provided in this Agreement. Except as otherwise expressly provided herein, the Agent agrees to use its reasonable best efforts to promptly to distribute to the Issuing Bank and to each Participant which has funded its Commitment Percentage of any Unpaid Drawing, on the same Business Day upon which each such payment is made (if received prior to 2:00 p.m. on such Business Day), such Person's proportionate share of each such payment in immediately available funds, excluding Liquidation Proceeds which shall be distributed in accordance with Section 13.2(d) below. The Agent shall upon each distribution promptly notify the Issuing Bank and each Participant of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Person. Each payment to the Agent under the first sentence of this Section shall constitute a payment by the Account Party to the Issuing Bank, and any such payment to the Agent shall not be considered outstanding for any purpose after the date of such payment by the Account Party to the Agent without regard to whether or when the Agent makes distribution thereof as provided above. If any payment received by the Agent from the Account Party is insufficient to pay both all accrued interest and all principal then due and owing, the Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Participant accordingly. As between the Issuing Bank and each Participant, all interest in respect of any Unpaid Drawing shall be solely for the account of the Issuing Bank up to the time that the Agent has received such Participant's payment of its Commitment Percentage of such Unpaid Drawing.

               (d) Distribution of Liquidation Proceeds. Subject to the terms and conditions hereof, the Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

        First: To the Agent, towards any expenses for which the Agent is entitled to reimbursement under this Agreement or the other Credit Documents not theretofore paid to the Agent.

        Second: To the Issuing Bank, towards any expenses for which the Issuing Bank is entitled to reimbursement under this Agreement or the other Credit Documents not theretofore paid to the Issuing Bank.

        Third: To the Issuing Bank and the Participants in accordance with their proportional share based upon their respective Commitment Percentages until the Issuing Bank and all Participants have been paid in full all principal and interest respectively due to the Issuing Bank and such Participants respecting their respective participation interests in the Unpaid Drawings, with the Issuing Bank and each Participant applying such proceeds for purposes of this Agreement first against the outstanding principal balance due to the Issuing Bank and such Participant in respect of their respective participation interests in the Unpaid Drawings and then to accrued and unpaid interest due to the Issuing Bank and such Participant in respect of their respective participation interests in the Unpaid Drawings.

        Fourth:To all applicable   Participants   in   accordance   with   their
                      proportional share based upon their respective Commitment Percentages until all Participants have been paid in full all other amounts due to such Participants under the Letter of Credit Facility.

        Fifth: To the Account Party or such other Persons as may be entitled to claim Liquidation Proceeds.

               (e) Adjustments. If, after the Agent has paid each Participant's proportionate share of any payment received or applied by the Agent in respect of Unpaid Drawings, fees or any other amounts, that payment is rescinded or must otherwise be returned or paid over by the Agent or the Issuing Bank, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any agreement or otherwise, such Participant shall, at the Agent's request, promptly return its proportionate share of such payment or application to the Agent (for the benefit of the Issuing Bank, as the case may be), together with the Participant's proportionate share of any interest, fees, or other amount required to be paid by the Agent with respect to such payment or application.

               (f) Setoff. If the Issuing Bank shall exercise any right of setoff against a deposit balance or other account of the Account Party held by the Issuing Bank on account of the obligations of the Account Party under this Agreement, the Issuing Bank shall remit to the Agent all such sums received pursuant to the exercise of such right of setoff, and the Agent shall apply all such sums for the benefit of the Issuing Bank and the Participants hereunder in accordance with the terms of this Agreement.

               (g) Distribution by Agent. If, in the opinion of the Agent, distribution of any amount received by it in such capacity hereunder or under any of the other Credit Documents might involve any liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of the Issuing Bank and all Participants. In addition, the Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such persons as shall be determined by such court.

               (h) Delinquent Participant. If for any reason any Participant shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Agent its pro rata share respecting any Unpaid Drawings, funding requirements, expenses or setoff (a "Delinquent Participant") and such failure is not cured within ten (10) days of receipt from the Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Agent, the Issuing Bank and the other Participants, at law or in equity, and not in limitation thereof, (i) such Delinquent Participant's right to participate in the administration of, or decision-making rights related to, the Letter of Credit Facility, this Agreement or the other Credit Documents shall be suspended during the pendency of such failure or refusal, and without limiting the generality of the foregoing, at such time as a Participant becomes a Delinquent Participant, such Delinquent Participant's right to vote on matters which are subject to the consent or approval of the Requisite Participants or all the Participants shall be immediately suspended until such time as the Participant is no longer a Delinquent Participant, and during the period of such suspension, the calculation of Required Participants shall be made without reference to such Delinquent Participant's Commitment Percentage, and (ii) a Delinquent Participant shall be deemed to have assigned any and all payments due to it in respect of its participation interest in the Letter of Credit, this Agreement and the other Credit Documents, whether on account of outstanding Unpaid Drawings, interest, fees or otherwise, to the remaining non-Delinquent Participants for application to, and reduction of, their proportionate shares of all outstanding Unpaid Drawings until, as a result of application of such assigned payments, the Participants' respective pro rata shares of all outstanding Unpaid Drawings shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Participant's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Participant of its pro rata share of any Unpaid Drawings, funding requirements, or expenses as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid. The Delinquent Participant also shall pay to the Agent, within two (2) Business Days of demand, all costs and expenses, including without limitation, attorneys' fees and expenses, incurred by the Agent or the Issuing Bank in connection with such delinquency.

        The non-Delinquent Participants shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration (pro rata, based on the respective Commitments of those Participants electing to exercise such right) the Delinquent Participant's Commitment to reimburse the Issuing Bank for future Unpaid Drawings under the Letter of Credit (the "Future Commitment"). Upon any such purchase of the pro rata share of any Delinquent Participant's Future Commitment, the Delinquent Participant's share in future Unpaid Drawings and its rights under the Credit Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Participant shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Participant shall indemnify Agent and each non-delinquent Participant from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by Agent or by any non-delinquent Participant, on account of a Delinquent Participant's failure to timely fund its pro rata share respecting an Unpaid Drawing or to otherwise perform its obligations under the Credit Documents.

        SECTION 1.65     Assignment and Participation.

               (a) Conditions to Assignment by Participants and Issuing Bank. Except as provided herein, each Participant may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations as a Participant under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of Unpaid Drawings), upon satisfaction of the following conditions: (i) the Agent and the Issuing Bank shall have given its prior written consent to such assignment, and provided no Event of Default has occurred and is continuing, the Account Party shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed; (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Participant's rights and obligations under this Agreement, (iii) each assignment shall be in an amount that is at least $5,000,000.00 and is a whole multiple of $250,000.00, and (iv) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit G hereto (an "Assignment and Acceptance"). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Participant hereunder, and (y) the assigning Participant shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 13.3(c), be released from its obligations under this Agreement. The Issuing Bank (in its capacity as such) may assign its interests, rights, and obligations hereunder as the Issuing Bank only with the prior written consent of the Agent and the Account Party (but may assign its interests, rights, and obligations hereunder as a Participant as provided above).

               (b) Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                    (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Participant makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Letter of Credit, the other Credit Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

                    (ii) the assigning Participant makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Account Party and its affiliates, related entities or subsidiaries or any other person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Account Party or any other person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto;

                    (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements provided by the Account Party as required by the terms of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                    (iv) such assignee will, independently and without reliance upon the assigning Participant, the Agent or any other Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                    (v) such assignee represents and warrants that it is an Eligible Assignee;

                    (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                    (vii)  such   assignee   agrees  that  it  will  perform  in
        accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Participant; and

                    (viii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

               (c) Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Participants and the Commitment Percentage of, and principal amount of Unpaid Drawings owing to the Participants from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Account Party, the Agent and the Participants may treat each person whose name is recorded in the Register as a Participant hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Account Party and the Participants at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Participant agrees to pay to the Agent a registration fee in the sum of $5,000.00.

               (d) Participations. Each Participant may sell participations to one or more banks or other financial institutions in all or a portion of such Participant's rights and obligations under this Agreement and the other Credit Documents; provided that (i) each such participation shall be in a minimum amount of $5,000,000.00, (ii) each participant shall meet the requirements of an Eligible Assignee, (iii) any such sale or participation shall not affect the rights and duties of the selling Participant hereunder to the Account Party, and
(iv) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Credit Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Unpaid Drawings, extend the term or increase the amount of the Commitment of such Participant as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest. The Issuing Bank may from time to time admit additional Participants hereunder, in which event Schedule A shall be appropriately amended to reflect each such additional Participant's Commitment and Commitment Percentage, and each such additional Participant shall (x) become a party to this Agreement by signing an appropriate joinder agreement, and (y) pay to each then existing Participant a portion of any amounts which they have funded to the Issuing Bank hereunder and which have not been paid or reimbursed by the Account Party so that the aggregate of such amounts outstanding shall be in proportion to the Commitment Percentages of all Participants after giving effect to the admission of the new Participant(s).

               (e) Disclosure. The Account Party agrees that in addition to disclosures made in accordance with standard and customary banking practices any Participant may disclose information obtained by such Participant pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and (iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

               (f) Miscellaneous Assignment Provisions. Any assigning Participant shall retain its rights to be indemnified pursuant to Section 10.1(p) with respect to any claims or actions arising prior to the date of such assignment. If any assignee Participant is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Credit

Documents for its account, deliver to the Account Party and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 13.3(f) to the contrary notwithstanding, any Participant may at any time pledge all or any portion of its interest and rights under this Agreement to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Participant from its obligations hereunder or under any of the other Credit Documents.

               (g) No Assignment by Account Party. The Account Party shall not assign or transfer any of its rights or obligations under any of the Credit Documents without the prior written consent of each of the Participants.

        SECTION 1.66     Administrative Matters.

               (a) Amendment, Waiver, Consent, Etc. Except as otherwise provided herein or as to any term or provision hereof which provides for the consent or approval of the Agent and/or the Issuing Bank, no term or provision of this Agreement or any other Credit Document may be changed, waived, discharged or terminated, nor may any consent required or permitted by this Agreement or any other Credit Document be given, unless such change, waiver, discharge, termination or consent receives the written approval of the Requisite Participants. The agreement of the Account Party shall not be necessary for any amendment or modification of the agreements herein among the Agent, the Issuing Banks and the Participants which does not adversely affect the Account Party. Notwithstanding the foregoing, the unanimous written approval of the Issuing Bank and of all the Participants (other than a Delinquent Participant) shall be required with respect to any proposed amendment, waiver, discharge, termination, or consent which:

               (i) has the effect of (v) extending the final date as of which additional Eligible Lease-Up Bonds may be added to (including by substitution) the Letter of Credit Facility, or the due date of any principal payment of any Unpaid Drawing, (w) extending the expiry of the Letter of Credit beyond the applicable Expiration Date, (x) reducing the rate or extending the time of payment of interest or fees, (y) increasing or reducing the principal amount thereof, or (z) otherwise postponing or forgiving any indebtedness thereunder,

               (ii)  releases  or  discharges   any  material   portion  of  any
        Collateral other than in accordance with the express provisions of the Credit Documents,

               (iii) amends, modifies or waives any provisions of this paragraph 13.4(a),

               (iv) amends, modifies or waives any provisions of Section 2.1 or the definition of Maximum Credit Amount;

               (v) reduces the percentage specified in the definition of Requisite Participants,

               (vi) except as otherwise provided in the Agreement (including due to the admission of any one or more additional Participants), changes the amount of any Participant's Commitment or Commitment Percentage, or

               (vii) releases or waives any guaranty of the Obligations or indemnifications provided in the Credit Documents;

and provided, further, that, without the consent of the Agent or the Issuing Bank, as applicable, no such action shall amend, modify or waive any provision of this Article 13 or any other provision of any Credit Document which relates to the rights or obligations of the Agent or the Issuing Bank, as applicable.

               (b) Deemed  Consent or Approval.  With  respect to any  requested amendment, waiver, consent or other action which requires the approval of the Requisite Participants or all of the Participants, as the case may be, in accordance with the terms of this Agreement, or if the Agent is required hereunder to seek, or desires to seek, the approval of the Requisite
Participants or all of the Participants, as the case may be, prior to undertaking a particular action or course of conduct, the Agent in each such case shall provide each Participant with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct. The Agent may (but shall not be required to) include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect:

        "THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE. FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY THE ACCOUNT PARTY OR THE COURSE OF CONDUCT PROPOSED BY THE AGENT AND RECITED ABOVE,"

and if the foregoing legend is included by the Agent in its communication, a Participant shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Participant fails to object to such action or course of conduct by written notice to the Agent within ten
(10) calendar days of such Participant's receipt of such notice.

                                  ARTICLE 14.

                               GENERAL PROVISIONS.
                               -------------------

        SECTION 1.67 Notices. Except for the presentment of a Drawing under the Letter of Credit for Drawings by the Beneficiary, the notice provisions for which are governed by Section 2.1(c) above and the Letter of Credit, any other notice or other communication in connection with this Agreement, the Letter of Credit, or any of the other Credit Documents, shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercial courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission if a fax number is designated below, addressed:

               If to Account Party:

                      Charter MAC Equity Issuer
                      c/o Charter Mac Corporation
                      625 Madison Avenue
                      New York, New York 10022
                      Attention: Chief Financial Officer
                      Fax No.: (212) 751-3350

               with copies by regular mail or such hand delivery or facsimile transmission to (which shall not constitute notice):

                      Greenberg Traurig, LLP
                      2700 Two Commerce Square
                      2001 Market Street
                      Philadelphia, Pennsylvania 19103
                      Fax No.:(215) 988-7801
                      Attention: Michael Lehr, Esquire

               If to the Agent or the Issuing Bank:

                      Fleet National Bank
                      One Federal Street
                      Boston, Massachusetts 02110
                      Fax No.:  (617) 346-4670
                      Attention: John F. Simon
                                 Mail Stop: MA DE 10304X

               with copies by regular mail or such hand delivery or facsimile transmission to (which shall not constitute notice):

                      Riemer & Braunstein LLP
                      Three Center Plaza
                      Boston, Massachusetts 02108
                      Fax No.: (617) 880-3456
                      Attention: Ronald N. Braunstein, Esquire

               If to a Participant: To such address for such Participant as appears on

                               Schedule A.

               If to the Administrative Agent:

                      Deutsche Bank National Trust Company
                      6879 Crumpler Boulevard
                      Olive Branch, Mississippi 38654
                      Attention: Dennis Gillespie
                      Fax No.: (662) 890-0114

        Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

        A notice shall be deemed to have been given, delivered and received for the purposes of all Credit Documents upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or (ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day, or (iii) if so mailed, on the date of actual receipt as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt as evidenced by confirmation.

        SECTION 1.68 Parties Bound; Integration. The provisions of this Agreement and of each of the other Credit Documents shall be binding upon and inure to the benefit of Account Party, the Agent, the Issuing Bank, and each of the Participants and their respective successors and assigns, except as otherwise prohibited by this Agreement, the Letter of Credit, or any of the other Credit Documents.

        This Agreement is a contract by and among Account Party, Agent, the Issuing Bank, and each of the Participants for their mutual benefit, and no third person including the Beneficiary or any Person to whom any Draw may be paid hereunder for the account of the Account Party or Subsidiary of the Account Party) shall have any right, claim or interest against either Agent, any of the Participants, or Account Party by virtue of any provision hereof.

        This Agreement is intended by the Account Party, the Agent and the Participants as the final, complete and exclusive statement of the transactions evidenced by this Agreement. Except with respect to the Existing Reimbursement Agreement to the extent provided herein and as set forth in the other Credit Documents, all prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement.

        SECTION 1.69 Waivers, Extensions and Releases. Any waiver, extension or release at any time granted by the Agent hereunder (with the approval of the Requisite

Participants or all of the Participants, as may be applicable), shall be deemed to be made in pursuance and not in modification hereof, and any such waiver in any instance, or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

        SECTION 1.70     Governing Law; Severability.

               (a) Substantial Relationship. It is understood and agreed that all of the Credit Documents were negotiated, executed and delivered in The Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Credit Documents.

               (b) Place of Delivery. The Account Party agrees to furnish to the Agent at the Agent's office in Boston, Massachusetts, all further instruments, certifications and documents to be furnished hereunder.

               (c) Governing Law; Sealed Instruments. This Agreement and each of the other Credit Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of The Commonwealth of Massachusetts without regard to principles of conflicts of law and each shall take effect as a sealed instrument.

               (d) Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

        SECTION 1.71 Consent to Jurisdiction. THE ACCOUNT PARTY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE ACCOUNT BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 14.1. THE ACCOUNT PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        SECTION 1.72 JURY TRIAL WAIVER. THE ACCOUNT PARTY, THE AGENT, THE ISSUING BANK, AND THE PARTICIPANTS (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE

OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS,
STATEMENTS  OR  ACTIONS  OF  THE  AGENT  OR  ANY  PARTICIPANT  RELATING  TO  THE
ADMINISTRATION OF THE LETTER OF CREDIT FACILITY OR ENFORCEMENT OF THE CREDIT DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, ACCOUNT PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE ACCOUNT PARTY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT, THE ISSUING BANK, OR ANY PARTICIPANT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT, THE ISSUING BANK, OR ANY PARTICIPANT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PARTICIPANTS TO ACCEPT THIS AGREEMENT AND ESTABLISH THE LETTER OF CREDIT FACILITY.

        SECTION 1.73 Survival. All representations, warranties, covenants and agreements of Account Party herein or in any other Credit Document, or in any notice, certificate, or other paper delivered by or on behalf of the Account Party pursuant hereto are significant and shall be deemed to have been relied upon by the Agent and the Issuing Bank notwithstanding any investigation made by the Agent or the Issuing Bank or on their behalf and shall survive the delivery of the Credit Documents and the issuance of the Letter of Credit pursuant thereto. No review or approval by the Agent, a Participant, or the Issuing Bank, or by any of their consultants or representatives, of any opinion letters, certificates by professionals or other item of any nature shall relieve Account Party or anyone else of any of the obligations, warranties or representations made by or on behalf of Account Party under any one or more of the Credit Documents.

        SECTION 1.74 Cumulative Rights. All of the rights of the Agent, the Issuing Bank and the Participants hereunder and under each of the other Credit Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as the Agent may determine in its sole good faith judgment.

        SECTION 1.75     Claims Against Agent, Issuing Bank, or Participants.

               (a) Account Party Must Notify. The Agent and the Issuing Bank shall not be in default under this Agreement, or under any other Credit Document, unless a written notice specifically setting forth the claim of Account Party shall have been given to the Agent and the Issuing Bank (except that Account Party shall have no obligation to provide such Persons with written notice that a Drawing has been dishonored by the Issuing Bank) within thirty
(30) days
after Account Party first had actual knowledge or actual notice of the occurrence of the event which Account Party alleges gave rise to such claim and the Agent and the Issuing Bank does not remedy or cure the default, if any there be, with reasonable promptness thereafter. Such actual knowledge or actual notice shall refer to what was actually known by, or expressed in a written notification furnished to, any Authorized Representative.

               (b) Remedies. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that the Agent or the Issuing Bank has breached any of its obligations to the Account Party under the Credit Documents and has not remedied or cured the same with reasonable promptness following notice thereof, the Agent's and the Issuing Bank's responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Credit Document, the obligation to grant such consent or give such approval and to pay the Account Party's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and (ii) in the case of any such failure to grant such consent or give such approval, or in the case of any other such default by the Agent or the Issuing Bank, where it is also so determined that Agent or the Issuing Bank acted in bad faith, the payment of any actual, direct, compensatory damages sustained by the Account Party as a result thereof plus the Account Party's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

               (c) Limitations. In no event, however, shall Agent, Issuing Bank, or any of the Participants be liable to Account Party or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever the nature of the breach by Agent, Issuing Bank, or any of the Participants of its obligations under this Agreement or under any of the other Credit Documents. In no event shall Agent, Issuing Bank, or any of the Participants be liable to Account Party or anyone else unless a written notice specifically setting forth the claim of Account Party shall have been given to Agent, Issuing Bank, and each of the Participants within the time period specified above.

        SECTION 1.76 Counterparts. This Agreement and each other Credit Document may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such Agreement is sought.

        SECTION 1.77 Time Of the Essence. Time is of the essence of each provision of this Agreement and each other Credit Document.

        SECTION 1.78 No Oral Change. This Agreement and each of the other Credit Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Credit Document, is required to be bound by changes without such party's assent). In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Agreement or any of the other Credit Documents.

        SECTION 1.79 Monthly Statements. While Agent may issue invoices or other statements on a monthly or periodic basis (a "Statement"), it is expressly acknowledged and agreed that: (i) the failure of the Agent to issue any Statement on one or more occasions shall not affect the Account Party's obligations to make payments under the Credit Documents as and when due; (ii) the inaccuracy of any Statement shall not be binding upon the Agent, the Issuing Bank, or the Participants and so the Account Party shall always remain obligated to pay the full amount(s) required under the Credit Documents as and when due notwithstanding any provision to the contrary contained in any Statement; provided, however, no Event of Default shall be deemed to have occurred as a result of the Account Party's failure to have paid the full amount(s) required under the Credit Documents, if (x) such failure is a result of the Account Party's good faith reliance on an inaccurate Statement, which Statement on its face was not patently erroneous or contradicted in the books and records of the Account Party with respect to the Credit Documents, and (y) the Account Party pays to the Agent the correct amount owed under the Credit Documents within two
(2) Business Days from the date that the Agent provides the Account Party with notice that the Statement on which the Account Party relied was inaccurate and provides the Account Party with a corrected Statement; (iii) all Statements are issued for information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Credit Documents or any of the Agent's or the Issuing Bank's rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Credit Documents.

        SECTION 1.80 Acknowledgment of Joinder. The Account Party acknowledges and consents to the terms and conditions of the Joinder to this Agreement which has been executed by Charter Mac and further acknowledges and agrees that the terms and conditions of the Joinder are hereby incorporated herein by reference.

        [Remainder of page intentionally blank. Signature page follows.]

   [Signature page to Amended and Restated Reimbursement Agreement dated as of
                                March 31, 2003]


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as an agreement under seal by their respective officers thereunto duly authorized as of the date first written.

                                        CHARTER MAC EQUITY ISSUER TRUST
                                        (As Account Party)
                                        By: Charter MAC Corporation, its Manager

                                               By_______________________________
                                               Name:____________________________
                                               Title:___________________________


                                        FLEET NATIONAL BANK
                                        (As Agent, Issuing Bank, and a
                                        Participant)

                                        By______________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        CITICORP USA, INC.
                                        (As a Participant)

                                        By______________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   Joinder of
                  Charter Municipal Mortgage Acceptance Company

        Reference is made to that certain Amended and Restated Reimbursement Agreement dated as of March 31, 2003 (the "Agreement") by and among Charter Mac Equity Issuer Trust as Account Party, Fleet National Bank as Agent (in such capacity, the "Agent") for itself, the Issuing Bank, and the Participants, and as the Issuing Bank (in such capacity, the "Issuing Bank"), and the Participants. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Agreement.

        Charter Mac acknowledges that CM Holding Trust, a Delaware statutory trust ("Holding Trust"), is a direct wholly owned Subsidiary of Charter Mac, and that the Account Party is a direct wholly owned Subsidiary of Holding Trust, and that, although, pursuant to the provisions of the Account Party's Constituent Documents, Charter Mac is prohibited from becoming obligated for the debts of the Account Party or holding out its credit as being available to satisfy the obligations of the Account Party to any Person, the Agent, the Issuing Bank and the Participants are relying on certain representations, warranties and covenants of Charter Mac, but not the credit of Charter Mac, as an inducement for the Agent, the Issuing Bank and the Participants to enter into the Agreement for the benefit of the Account Party in accordance with the terms and conditions thereof. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Charter Mac hereby joins in the Agreement for the following purposes (the "Joinder"):

        15. Charter Mac agrees to comply with the Charter Mac Covenants set forth on Exhibit M to the Agreement. Charter Mac shall provide the Agent with a quarterly compliance certificate in form satisfactory to the Agent demonstrating compliance, or non-compliance, as the case may be, with the Charter Mac Covenants;

        16.   Charter  Mac   acknowledges   and  confirms  the   warranties  and
representations made specifically on its behalf by the Account Party pursuant to the Agreement;

        17. Charter Mac agrees to comply with the affirmative and negative covenants set forth in Article 10 of the Agreement which specifically make reference to an obligation of Charter Mac;

        18. Charter Mac acknowledges and agrees that an Event of Default shall occur if (x) Charter Mac fails to comply with the Charter Mac Covenants, (y) Charter Mac fails to comply with the affirmative and negative covenants set forth in Article 10 of the Agreement which specifically make reference to an obligation of Charter Mac, or (z) any of the events described in Section 11.1 of the Agreement which make specific reference to Charter Mac shall have occurred;

        19. Charter Mac further covenants and agrees from the date hereof and so long as the Letter of Credit or other Obligations remain outstanding, that Charter Mac shall not, so long as a


                                      J/S-1

Default or an Event of Default has occurred and is continuing, permit the Account Party to make any payments or distributions to any Person on account of the Account Party's Equity Interests nor shall Charter Mac accept any payments or distributions on account of the Account Party's Equity Interests; and

        20. By executing and delivering this Agreement, which incorporates this Joinder by reference, the Agent, the Issuing Bank and the Participants acknowledge and agree that Charter Mac does not have any, and that Charter Mac shall never have any, personal liability to the Agent, the Issuing Bank or the Participants on account of a Default or Event of Default under this Agreement, a breach by Charter Mac of any of the Charter Mac Covenants, or a breach by Charter Mac of any of the provisions of the Agreement which are incorporated into this Joinder by reference, and that the Agent's, the Issuing Bank's and the Participants' sole recourse on account of the occurrence of any of the foregoing events shall be to exercise their rights and remedies against the Account Party and the Collateral as provided for in the Agreement.

        Executed as a sealed instrument as of March 31, 2003.

                                            CHARTER MUNICIPAL MORTGAGE
                                            ACCEPTANCE COMPANY
                                            By: Charter Mac Corporation,
                                                   Its Manager

                                                   By___________________________
                                                   Name:________________________
                                                   Title:_______________________


                                      J/S-2

                      EXHIBIT A TO REIMBURSEMENT AGREEMENT
                      ------------------------------------

                                   DEFINITIONS
                                   -----------


        "Account Party" has the meaning defined in the Preamble.

        "Actual Annual Debt Service" means, with respect to any Covered Eligible Bond, or portion thereof, for any consecutive twelve (12) month period, the aggregate amount of interest on and principal of such Covered Eligible Bonds, or portion thereof required to be paid for such period.

        "Acquisition Line Facility" means that certain Acquisition Loan Agreement dated as of December 24, 2001 by and among Fleet National Bank, as Agent for a syndicate of Lenders, such Lenders, and Charter Mac Corporation, as amended and in effect.

        "Adjusted Debt Service" means, with respect to any Eligible Lease-Up Bond, the quotient of (x) the Annualized NOI for such Eligible Lease-Up Bond, divided by (y) 1.1.

        "Adjusted EBITDA" means, measured as of the last day of each calendar quarter, without duplication, and in accordance with GAAP, the amount derived from (A) for such quarter then ended, the Account Party's consolidated net income (before deduction of Preferred Dividend payments and minority interest in income of Subsidiaries (as so characterized on the Account Party's income statement from time to time)), plus (B) Interest Expense (including under the Letter of Credit Facility and the Bond Warehousing Facility) for such period,
(C) plus the amount of income tax expense deducted in calculating net income for that period, minus (D) the amount of income taxes actually paid during that period, plus (E) depreciation, amortization and other non-cash items deducted in calculating net income for that period, minus (F) non-cash revenue included in calculating net income for that period, minus (G) to the extent included in determining net income, any unrealized gain or loss in respect of revenue bonds or hedging transactions, all of the foregoing as determined in accordance with GAAP for such period, plus (H) all program fees associated with the TOPS Program in respect of such period, minus (I) any and all special distributions to its Affiliate management company in respect of such period, plus (J) extraordinary losses for such period as determined in accordance with GAAP, minus (K) extraordinary gains for such period as determined in accordance with GAAP, plus
(L) non-recurring litigation expenses and expenses related to transactions outside of the Account Party's normal business activities which were terminated prior to consummation, minus (M) non-recurring income or loss.

        "Adjusted Tangible Net Worth" means, at the time of determination, Total Assets, minus (a) Intangible Assets, minus (b) Total Liabilities, minus (c) net interest receivables in respect of defaulted bonds or other impaired assets , minus (d) to the extent not included in "Total Liabilities," minority interests in Subsidiaries subject to mandatory redemption, plus (e) to the extent included in "Total Liabilities," dividends payable on Subsidiaries' preferred shares.

        "Adjusted Principal Amount" means, with respect to any Covered Eligible Bond, at any time of determination, the quotient of (x) the Adjusted Debt Service for such Covered Eligible Bond, divided by (y) the Constant for such Covered Eligible Bond.

        "Administration and Custody Agreement" means the amended and restated administration and custody agreement, dated as of December 1, 2000, by and among the Origination Trust, the Administrative Agent, the Owner Trust, acting for itself and by, for and on behalf of each Owner Trust Series, the Liquidity Collateral Agent, the Liquidity Collateral Subagent and the Servicer, as such agreement may be amended, restated, modified or supplemented from time to time.

        "Administrative Agent" means the Administrative Agent and Custodian pursuant to the Administration and Custody Agreement, presently Deutsche Bank National Trust Company.

        "Affiliate" means, for any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that
Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of, voting securities, by contract. or otherwise.

        "Agent" means Fleet National Bank, acting as agent for the Participants and, as may be applicable from time to time, the Issuing Bank.

        "Agreement" means this Amended and Restated Reimbursement Agreement, including the Schedules and Exhibits hereto as the same may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time.

        "Agreement Date" means the date as of which this Agreement is dated.

        "Allocable Share Calculation Certificate" means the certificate in the form of Exhibit I, delivered by the Account Party to the Agent pursuant to
Section 2.1(e)(ii)(a) reflecting the Account Party's calculation of the Allocable Share of the Maximum Credit Amount for each Covered Eligible Bond to be covered by the L/C Schedule to be issued on the then next Quarterly L/C Re-Schedule Date.

        "Allocable Share of the Maximum Credit Amount" means, as of the time of determination as to a Covered Eligible Bond, the amount of the Maximum Credit Amount allocated to such Covered Eligible Bond on the Applicable L/C Schedule, which amount, as of the date of, initially, the Initial Issuance Date, and the Quarterly L/C Re-Schedule Date thereafter, is the difference between (x) the then outstanding principal amount of such Covered Eligible Bond, less (y) the Adjusted Principal Amount of such Covered Eligible Bond.

        "Alternate Liquidity Facility" means any instrument delivered pursuant to Section 9.2 of the Certificate Trust Agreement in lieu of the Liquidity Agreement.

        "Annualized NOI" means, with respect to any Covered Eligible Bond, as of the date of calculation, the annualized Net Operating Income generated by the Property securing such Covered Eligible Bond, based upon the actual Net Operating Income generated by the subject Property for the previous three (3) consecutive calendar months.

        "Applicable L/C Schedule" means, at any time, the then most recently issued L/C Schedule.

        "Applicable   Unused  Facility  Fee  Percentage"  means  the  applicable percentage set forth below determined by reference to the applicable Unused Facility Percentage:


-----------------------------------------------------------------------------------------------

Unused Facility Percentage                       Applicable Unused Facility Fee Percentage
-----------------------------------------------------------------------------------------------
If Unused Facility Percentage is greater than    0.20% per annum
or equal to 50%
-----------------------------------------------------------------------------------------------
If Unused Facility Percentage is less than 50%   0.10% per annum
-----------------------------------------------------------------------------------------------

        "Assignment and Acceptance" is defined in Section 13.3(a).

        "Authorized  Representatives"  is  defined  in  Section 7 and  listed on
Schedule 7 .

        "Beneficiary(ies)" is defined in Section 2.1(a)(i).

        "Bond" means each issue of mortgage revenue bonds identified by Charter Mac and Charter Equity from time to time on the Bond Schedule, including each Supplemental Bond, Seasoned Bond, Nonseasoned Bond and each Eligible Bond so identified.

        "Bond Collateral" means with respect to each Bond, all property and interests in property now or hereafter securing such Bond, and the obligations of the Bond Issuer and/or any Bond Obligor in respect of such Bond, including, without limitation, all contract rights, accounts receivable, accounts, documents, instruments, general intangibles, escrows and Bond Documents.

        "Bond Documents" means with respect to each Bond, those instruments, mortgages, indentures, agreements, guaranties, certificates or other writings, now or hereafter evidencing or securing the obligations of the Bond Issuer and/or any Bond Obligor in respect of such Bond.

        "Bond Eligibility Determination Request" means a request in the form of Exhibit J delivered by the Account Party to the Agent in connection with a request that one or more

Eligible  Lease-Up  Bonds be  included  as Covered  Eligible  Bonds  pursuant to
Section 2.1(e)(ii)(c) or 2.1(f)(ii).

        "Bond Issuer" means with respect to each Bond, the state or local government unit, authority or instrumentality that is the issuer of such Bond.

        "Bond Obligor" means with respect to each Bond, each Person directly or indirectly obligated to repay the indebtedness evidenced by such Bond (including any guarantor of any such Person).

        "Bond Schedule" means the schedule attached to the Charter Contribution Agreement, the Charter Equity Contribution Agreement and the Origination Trust Contribution Agreement as Exhibit A, and the schedule attached to the Insurance Agreement as Exhibit B, as the same may be supplemented from time to time.

        "Bond Warehousing Facility" means that certain Tax-Exempt Bond Line of Credit and Security Agreement dated as of March 26, 2003 by and among the Account Party, Fleet National Bank, in its capacity as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, Fleet Securities, Inc. and Wachovia Securities, Inc., as Co-Lead Arrangers, and the Lenders party thereto, as amended and in effect.

        "Bond Withdrawal Notice" means a notice from the Account Party to the Agent in the form of Exhibit K, pursuant to Sections 2.1(e)(ii)(b), 2.1(f)(i), or 2.1(g), indicating that the Account Party wishes to eliminate or withdraw one or more identified Covered Eligible Bonds from the Applicable L/C Schedule as of the date specified therein, with the written consent of the applicable Owner Beneficiary, confirming that no Drawing is then pending, or thereafter may be made, in respect of such Bond (unless such Bond thereafter is again accepted as a Covered Eligible Bond by the Agent pursuant to the applicable provisions of this Agreement).

        "Business Day" means any day of the year on which offices of Fleet National Bank in Boston, Massachusetts, or of the Issuing Bank in the jurisdiction in which the Drawing Office is located, are not required or authorized by law to be closed for business. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, if there is no corresponding day for a payment in the given calendar month (e.g., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

        "Cash Collateral Account" means any one or more checking, deposit account, or other demand daily depository account established with the Agent and maintained by the Account Party, upon which the Agent, for the benefit of the Issuing Bank and the Participants, shall at all times be granted a first priority, perfected security interest to and in all funds at any time on deposit therein pursuant to a Cash Collateral Pledge Agreement.

        "Cash Collateral Pledge Agreement" means any pledge and security agreement required to be executed and delivered by the Account Party, each in form and substance satisfactory to the Agent, pursuant to which the Agent, for the benefit of the Issuing Bank and the Participants, shall at all times be granted a first priority, perfected security interest to and in all funds at any time on deposit in the Cash Collateral Account, as the same may be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time.

        "Certificate Trust" means Charter MAC Floater Certificate Trust I, a Delaware business trust, its successors and assigns.

        "Certificate Trust Agent" means Deutsche Bank National Trust Company, as Certificate Trust Agent, pursuant to the Certificate Trust Agreement, for the Certificate Trust.

        "Certificate Trust Agreement" means the second amended and restated trust agreement, dated as of December 1, 2000, by and among the Owner Trust, the Tender Agent and Certificate Trust Agent, and Wilmington Trust Company, as Certificate Trustee, as the same may be amended, modified, supplemented or assigned from time to time.

        "Certificate Trust Series" means a separate series established from time to time by the Certificate Trust for each series of Low Floater Certificates pursuant to a Certificate Trust Series Supplement.

        "Certificate Trust Series Supplement" means for each Certificate Trust Series, the Supplement to Second Amended and Restated Trust Agreement of the Certificate Trust Agreement pursuant to which such series is established, with deletions and modifications as are necessary to reflect the terms of the applicable Certificate Trust Series.

        "Certificate Trustee" means, with respect to the Certificate Trust, Wilmington Trust Company, not in its individual capacity, but solely as trustee of the Certificate Trust.

        "Change in Control"means the occurrence of any of the following with respect to the Account Party and Charter Mac, as applicable:

        (a) as to the Account Party:

               (i) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares (and not the Preferred Shares) representing a majority of total voting power of the aggregate outstanding common shares of the Account Party normally entitled to vote in the election of directors of the Account Party, or

               (ii) during any period of twelve (12) consecutive calendar months, individuals who were directors of the Account Party on the first day of such period (together with any new directors whose election by the board of directors of the Account Party or whose nomination for election by the shareholders of the Account Party was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Account Party.

        (b) as to Charter Mac: (i) any merger or consolidation of Charter Mac with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of Charter Mac, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of the total voting power of the aggregate outstanding securities of the transferee or surviving entity normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of total voting power of the aggregate outstanding common shares of Charter Mac normally entitled to vote in the election of directors of Charter Mac, (iii) during any period of 12 consecutive calendar months, individuals who were directors of Charter Mac on the first day of such period (together with any new directors whose election by the board of directors of Charter Mac or whose nomination for election by the stockholders of Charter Mac was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Charter Mac, or
(iv) the sale or disposition, whether directly or indirectly, by Charter Mac and/or its Subsidiaries (whether pursuant to a single transaction or series of related transaction) of tangible assets representing more than 25% of Charter Mac's Tangible Assets (as defined in the Charter Mac Covenants), as of the date of such sale or disposition.

        "Charter Contribution Agreement" means the amended and restated contribution agreement, dated as of December 1, 2000, by and between Charter Mac and the Origination Trust, as such agreement may be amended, restated, modified or supplemented from time to time.

        "Charter Entity" means each of Charter Mac, Charter Equity, the Origination Trust, the Owner Trust, any Owner Trust Series, the Certificate Trust and any Certificate Trust Series.

        "Charter Equity" means Charter MAC Equity Issuer Trust, a Delaware business trust.

        "Charter Equity Contribution Agreement" means the amended and restated contribution agreement, dated as of December 1, 2000, by and between Charter Equity and the Origination

Trust, as such agreement may be amended, restated, modified or supplemented from time to time.

        "Charter Equity  Ineligible  Bond" has the meaning given to such term in
Section 5 of the Charter Equity Contribution Agreement.

        "Charter Ineligible Bond" has the meaning given to such term in Section 5 of the Charter Contribution Agreement.

        "Charter Mac" means Charter Municipal Mortgage Acceptance Company, a Delaware statutory trust, of which the Account Party is a wholly-owned Subsidiary (with Charter Mac being the indirect owner of 100% of the common equity interests of the Account Party).

        "Charter Mac Covenants" are set forth on Exhibit M attached hereto.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

        "Collateral" means all of the property, rights and interests of the Account Party, that are subject to any security interests and liens heretofore or hereafter created by any of the Credit Documents.

        "Commitment" means, with respect to each Participant, the amount set forth as such Participant's "Commitment" on Schedule A hereto, as may be amended from time to time by the Agent as provided in Section 13.3 in connection with a Participant's assignment of its Commitment or the admission of a new Participant.

        "Commitment Percentage" means, with respect to each Participant, the percentage set forth on Schedule A hereto as such Participant's percentage of the aggregate Commitments of all of the Participants, as may be amended from time to time by the Agent as provided in Section 13.3.

        "Consolidated" or "consolidated" means with reference to any term used herein, for any Person at any date, any Subsidiary or other Person which is consolidated with such first Person in accordance with GAAP, including, without limitation with respect to the accounts of the Account Party and all Subsidiaries and/or Affiliates thereof.

        "Constant" means, with respect to any Covered Eligible Bond at the time such Bond first becomes a Covered Eligible Bond, the quotient of (x) Actual Annual Debt Service for such Covered Eligible Bond, divided by (y) the then outstanding principal amount of such Covered Eligible Bond.

        "Constituent Documents" means, with respect to any Person, its articles or certificate of incorporation, governing instrument, trust agreement, charter, resolutions, constitution, by-laws, partnership agreements, organizational documents, limited liability company agreements, or such other document as may govern such entity's formation or organization.

        "Contractual Obligation" means, for any Person, any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which such Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

        "Covered Eligible Bond" means, at any time of determination, an Eligible Lease-Up Bond which is included on the then Applicable L/C Schedule as amended, or to be amended.

        "Covered Eligible Bond Report" means a report prepared by the Account Party in the form of Exhibit B hereto, to be included as a part of each Servicer's Report, which report shall contain, without limitation, with respect to (i) Covered Eligible Bonds, such information as shall be necessary to calculate the respective Allocable Share of Maximum Credit Amount of each such Covered Eligible Bond and the Projected Stabilization Date of each such Covered Eligible Bonds, and (ii) Eligible Lease-Up Bonds which the Account Party proposes to include as a Covered Eligible Bond on the next L/C Schedule, such information as shall be necessary to calculate the proposed Allocable Share of Maximum Credit Amount for such Eligible Lease-Up Bond, and the Projected Stabilization Date of such Eligible Lease-Up Bond.

        "Credit Documents" means singly and collectively, this Agreement, the Letter of Credit, the Cash Collateral Pledge Agreement, and such other and further instruments, documents, and agreements, whether now existing or hereafter arising, between the Account Party and the Agent, the Participants, and/or the Issuing Bank in any way relating to the foregoing, all as may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time, and including, as the context requires, the Existing Reimbursement Agreement.

        "Credit Rating" means the rating assigned by a Rating Agency to the Issuing Bank's long-term obligations (bank deposits, bank notes, letters of credit, etc.).

        "Damages" is defined in Section 10.1(p).

        "Debt Service" means, for any period, determined on a consolidated basis
(A) the Account Party's Interest Expense for such period, plus (B) the aggregate amount of regularly scheduled or mandatory principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by the Account Party or any of its Subsidiaries (and, if such period is less than a full twelve month period, annualized by taking the sum of all of the payments required to be made during such period and during any immediately subsequent periods required to create a full twelve month test period).

        "Default Rate" means that interest rate which is four percent (4%) per annum above the Prime Rate.

        "Delinquent Participant" is defined in Section 13.2(h).
        "Dollars" or" $" means dollars in lawful currency of the United States of America.

        "Drawing" means each drawing under the Letter of Credit in accordance with the terms hereof.

        "Drawing Event" means (a) there has occurred, and is continuing at the time of reference, a Stabilization Failure with respect to a Covered Eligible Bond, or (b) the Expiration Date has occurred and at such time there remain any Covered Eligible Bonds that are secured by Properties which are not Stabilized Properties.

        "Drawing Notice" means, as applicable, an Expiry Draw Notice or a Stabilization Failure Draw Notice.

        "Drawing Office" means the office for presentation of Drawings under the Letter of Credit located at Fleet Services, 1 Fleet Way, Scranton, PA 18507-1999, Attn: Global Trade Operations Department - Standby Unit, Fax Number:(570) 330-4186 or such other location as the Issuing Bank may announce as its Drawing Office from time to time by notice to the Beneficiaries and the Administrative Agent.

        "Eligible Assignee" means (a) a Participant, (b) an Affiliate of any Participant, or (c) a bank, an insurance company, a fund, or other financial institution.

        "Eligible Bond" means, at any time of determination, any Bond which is identified as an Eligible Bond on the Bond Schedule (whether held by the Origination Trust or the Owner Trust at such time of determination) and as to which all of the representations and warranties of Charter Mac and the Account Party contained in Section 4 of the Charter Equity Contribution Agreement and Charter Contribution Agreement, respectively, are true, and are not, in any material and adverse respect, false, incorrect or misleading.

        "Eligible Lease-Up Bond" means, at any time of determination, a Lease-Up Bond which meets the following criteria, as determined by the Agent:

               (a) the Property benefits from the federal low income housing tax credit and 100% of the residential units are set aside to be rented to qualifying low income tenants;

               (b) the equity owner of the Property securing such Bond has fully syndicated or sold the low income housing tax credits, and the return on the low income housing tax credit equity shall not be enhanced in any way by Charter Mac and/or any of Charter Mac's Affiliates; and

               (c) at such time, the Projected Stabilization Date has not yet occurred with respect to the Property securing such Bond.

        "Eligible Lease-Up Bond Supporting Documentation" means, with respect to any Eligible Lease-Up Bond, (i) operating statements for the Property securing such Bond for the most recently ended three (3) consecutive month period for which such information is available to the Account Party (the third month of which shall have ended no later than two (2) calendar months before the subject Quarterly L/C Re-Schedule Date (e.g., for the Quarterly L/C Re-Schedule Date occurring on March 31 in any year, the last month covered by the operating statements can be no earlier than January 31 of such year), (ii) the Bond Documents for such Bond, together with copies of schedules and exhibits thereto,
(iii) the Account Party's investment committee book relating to such Bond, (iv) a Covered Eligible Bond Report including such Bond, and (v) such other information as the Agent may reasonably require.

        "Eligible Lease-Up Bond Termination Date" means the date on which the Agent determines that an Eligible Lease-Up Bond has become an Ineligible Project Bond.

        "Equity Interests" of any Person means any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) corporate stock or other equity participation of such Person, including, without limitation, any preferred interests, any limited or general partnership interest, and any limited liability company membership interests.

        "Equity Issuer Trust Agreement" means the Amended and Restated Trust Agreement dated as of June 29, 2000, by and among the Managing Trustees, Charter Municipal Mortgage Acceptance Company, Wilmington Trust Company, as Registered Trustee, and Related Charter, L.P., as Manager relating to the Account Party.

        "ERISA" and "ERISA Plan" are each defined in Section 9.10.

        "ERISA Affiliate" means any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Account Party, or any trade or business which is under common control (within the meaning of Section 414(c) of the Code) with the Account Party, or any organization which is required to be treated as a single employer with the Account Party under Section 414(m) or 414(o) of the Code.

        "Event of Default" is defined in Section 11.1.

        "Existing Reimbursement Agreement" is defined in the Recitals to this Agreement.

        "Existing Reimbursement Agreement Date" means December 10, 2002.

        "Expiration Date" means, initially, 5:00 p.m. (local time at the Drawing Office) on December 9, 2003. Such date is subject to extension pursuant to
Section 2.2.

        "Expiry Draw Notice" means a certificate of the Administrative Agent directed to the Issuing Bank under the Letter of Credit (including the Applicable L/C Schedule) and complying with the requirements thereof certifying that the Expiration Date has occurred or will occur not later than five (5) Business Days from the date of such notice, and the Administrative Agent desires to draw on the Letter of Credit.

        "Expiry Drawing" means a Drawing under and in accordance with the terms and conditions of the Letter of Credit made by the Administrative Agent on the Expiration Date, or on a date that is no more than five (5) Business Days before the Expiration Date, with respect to then Covered Eligible Bonds that are secured by Properties which are not as of such time Stabilized Properties.

        "Extension Period" is defined in Section 2.2.

        "Federal Funds Rate" means for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

        "Financial Statements" means balance sheets and statements of earnings, and statements of cash flows and accompanying footnotes (as may be applicable), of the Account Party or Charter Mac, as the case may be, prepared in accordance with GAAP.

        "Fixed Charges" means, measured as of the last day of each calendar quarter, without duplication, an amount for the then ending quarter equal to the sum for such period of the Account Party's consolidated (A) Debt Service, plus
(B) Preferred Dividends, plus (C) program fees associated with the TOPS Program, Merrill Lynch P-Floats, and other similar securitization programs.

        "Funding Instructions" means the wire transfer of the proceeds of a conforming Drawing in accordance with the following instructions:

                                    Deutsche Bank
                                    ABA # 021-001-033
                                    for credit to account # 01419647
                                    Attention: Dennis Gillespie

        "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements of the Account Party and Charter Mac for the fiscal year ended December 31, 2001, provided to the Agent.

        "Governmental Authority" means any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions.

        "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order, or consent decree of or from any Governmental Authority.

        "Indebtedness" means all obligations, contingent and otherwise, that in accordance with Generally Accepted Accounting Principles should be classified upon the consolidated balance sheet of a Account Party and the Account Party's Subsidiaries as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Account Party and its Subsidiaries and all obligations representing the deferred purchase price of property; (b) all obligations evidenced by bonds, notes, debentures or other similar instruments; (c) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others or otherwise, including any obligations with respect to puts, swaps, and other similar undertakings, any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Account Party and its Subsidiaries; but excluding, in all events obligations arising under operating leases and accounts payable arising in the ordinary course of business.

        "Indemnified Party" is defined in Section 10.1(p).

        "Ineligible Bonds" means all Charter Ineligible Bonds, Charter Equity Ineligible Bonds and Owner Trust Ineligible Bonds.

        "Ineligible Project Bond" means a Bond which had been an Eligible Lease-Up Bond, the Property securing which fails to become a Stabilized Property, as determined solely and exclusively by the Agent, within ninety (90) days after the Projected Stabilization Date for such Property.

        "Initial Issuance Date" means December 11, 2002, being the date on which all conditions for the issuance of the Letter of Credit under the Existing Reimbursement Agreement were satisfied or waived in writing by the Agent and the Letter of Credit was first issued.

        "Initial L/C Schedule" means the L/C Schedule issued by the Issuing Bank upon the issuance of the Letter of Credit on the Initial Issuance Date in accordance with the applicable provisions of the Existing Reimbursement Agreement, which L/C Schedule was superseded by L/C Schedule No. 2, which, in turn will be superseded by L/C Schedule No. 3 on the Agreement Date.

        "Insurance Agreement" means the amended and restated insurance agreement, dated as of December 1, 2000, by and among Charter Mac, Charter Equity, MBIA, the Origination Trust, the Owner Trust, acting for itself and by, for and on behalf of each Owner Trust Series, the Certificate Trust, acting for itself and by, for and on behalf of each Certificate Trust Series, the Administrative Agent, the Servicer and the Liquidity Agent, as such agreement may be amended, restated, modified or supplemented from time to time.

        "Intangible Assets" means, at the time of determination, those assets of the Account Party and its Subsidiaries on a consolidated basis that, in accordance with GAAP, are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

        "Interest Expense means, for any period, the sum (calculated on an annualized basis), on a consolidated basis of (A) all consolidated interest expense of the Account Party determined in accordance with GAAP, plus (B) capitalized interest not covered by an interest reserve from a loan facility, plus (C) the allocable portion (based on liability) of any accrued or paid interest incurred on any obligation for which any entity in the Account Party's consolidated group is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities (including, without limitation, accrued or paid interest characterized on the Account Party's balance sheet from time to time as "minority interest in income of subsidiary"), provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories.

        "Investment" means the acquisition of any real or tangible personal property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital, extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms) , or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof.

        "IS98" is defined in Section 5.5(a).

        "Issuing Bank" is defined in the Preamble.

        "Joinder" means the joinder to this Agreement executed by Charter Mac.

        "L/C Schedule" means the schedule of Covered Eligible Bonds issued by the Issuing Bank in accordance with the provisions of this Agreement on the Initial Issuance Date and on each Quarterly L/C Re-Schedule Date, constituting an integral part of the Letter of Credit, and to be in the form of Exhibit D hereto, and specifying for each Covered Eligible Bond the Allocable Share of the Maximum Credit Amount therefor, the Owner Beneficiary thereof, and the Projected Stabilization Date for the Project securing such Bond.

        "L/C Schedule No. 3" means the L/C Schedule to be issued on the Agreement Date (to supersede L/C Schedule No. 2), in the form of Exhibit C hereto.

        "L/C Schedule Request Certificate" means the certificate in the form of Exhibit H to be delivered by the Account Party to the Agent pursuant to Section 2.1(e)(ii) prior to each Quarterly L/C Re-Schedule Date.

        "Late Charges" is defined in Section 3.3.

        "Lease-Up Bond" means an Eligible Bond that is secured by an affordable multifamily project which is not a Stabilized Property and, as determined by the
Agent: (a) the construction of such project has been substantially completed (including all phases of such project), except solely for the completion of minor "punch list" items, such that all residential units thereof are habitable and rentable, and permanent certificates of occupancy (or temporary certificates of occupancy if approved by the Agent, in the Agent's sole and absolute discretion) for such projects (for all phases) have been issued by the appropriate Governmental Authority having jurisdiction to issue such certificates, (b) the letter of credit supporting the construction financing for the Project has terminated, and (c) the project is in the lease-up phase.

        "Legal Requirements" means all applicable statutes, laws, treaties, ordinances, licenses, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Governmental Authority.

        "Letter of Credit" means that certain Standing Letter of Credit dated December 11, 2002, (and including L/C Schedule No. 2 dated December 31, 2002), a copy of which as in effect immediately prior to the Agreement Date is annexed hereto as Exhibit E , issued by the Issuing Bank in accordance with and upon the terms and conditions of the Existing Reimbursement Agreement, and to be
maintained  in  accordance  with and  upon  the  terms  and  conditions  of this
Agreement, for the account of the Account Party and for the benefit of the Beneficiary (the Administrative Agent from and after the Permitted L/C Transfer), with a face amount equal to the aggregate Allocable Shares of the Maximum Credit Amount of all Covered Eligible Bonds
from time to time, but in no event to exceed the Maximum Credit Amount, as the same may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time. There shall be incorporated into the Letter of Credit from time to time the then Applicable L/C Schedule, which shall constitute an integral part of the Letter of Credit.

        "Letter of Credit Facility" is defined in Section 2.1(a).

        "Letter of Credit Fee" is defined in Section 4.1.

        "Licenses and Permits" means all licenses, permits, authorizations and agreements issued by or agreed to by any Governmental Authority, or by any other Person, as may be required pursuant to any Legal Requirement.

        "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the property.

        "Liquidation Proceeds" means amounts received by the Agent, for the benefit of the Issuing Bank and the Participants, in the exercise of the rights and remedies under the Credit Documents.

        "Liquidity Agent" means the agent for the Liquidity Banks pursuant to the Liquidity Agreement, initially Bayerische Landesbank Girozentrale, New York Branch, its successor and assigns.

        "Liquidity Agreement" means the amended and restated liquidity agreement, dated as of December 1, 2000, by and among the Owner Trust, acting for itself and by, for and on behalf of each Owner Trust Series, the Certificate Trust, acting for itself and by, for and on behalf of each Certificate Trust Series, the Tender Agent, the Certificate Trust Agent, the Liquidity Agent, the Liquidity Banks named therein and MBIA, as such agreement may be amended, restated, modified or supplemented from time to time.

        "Liquidity Bank" and "Liquidity Banks" have the meanings given to such terms in the first paragraph of the Liquidity Agreement.

        "Liquidity Collateral Agent" means the Liquidity Collateral Agent pursuant to the Liquidity Pledge and Security Agreement, initially the Liquidity Agent.

        "Liquidity Collateral Subagent" means the Liquidity Collateral Subagent pursuant to the Liquidity Pledge and Security Agreement, initially Deutche Bank National Trust Company.

        "Liquidity Facility" means the revolving line of credit described in the Liquidity Agreement, and any Alternate Liquidity Facility, as the same shall be modified, supplemented, amended or extended in accordance with the terms thereof and of the Certificate Trust Agreement.

        "Liquidity Pledge and Security Agreement" means the amended and restated liquidity pledge and security agreement, dated as of December 1, 2000, by and among the Origination Trust, the Owner Trust, acting for itself and by, for and on behalf of each Owner Trust Series, the Certificate Trust, acting for itself and by, for and on behalf of each Certificate Trust Series, MBIA, the Administrative Agent, the Liquidity Agent, the Liquidity Collateral Agent and the Liquidity Collateral Subagent, as such agreement may be amended, restated, modified or supplemented from time to time.

        "Liquidity Provider" means the Liquidity Banks named in the Liquidity Agreement and the issuer of any Alternate Liquidity Facility, together with their respective successors and assigns.

        "London Banking Day" means any day on which dealings in deposits in Dollars are transacted in the London interbank market.

        "Low Floater Certificates" means the Low Floater Certificates issued from time to time by all of the Certificate Trust Series pursuant to Section 6.1 of the Certificate Trust Agreement and the Certificate Trust Series Supplements.

        "Material Change to Transaction Documents" means any modification, amendment or waiver to any Transaction Document which materially adversely affects any Covered Eligible Bond (including, without limitation, any modification, amendment or waiver which modifies any definitions of any terms which have the same meaning herein) and/or materially adversely affects the Agent, the Issuing Bank or the ability of the Account Party or Charter Mac (as to the Joinder) to perform their respective obligations pursuant to this Agreement and the other Credit Documents to which such Person is a party.

        "Maximum    Credit   Amount"   means    Thirty-Five    Million   Dollars
($35,000,000.00).
        "MBIA" means MBIA Insurance Corporation, a New York stock insurance company and any successor thereto.

        "Moody's" means Moody's Investors Service, Inc.

        "Mortgage Warehousing Facility" means that certain Mortgage Warehousing Credit and Security Agreement dated as of December 24, 2001 by and among Fleet National Bank, as Agent for a syndicate of Lenders, such Lenders, and PW Funding, Inc., Cambridge Healthcare Funding, Inc., and Larson Financial Resources, Inc., as amended and in effect.

        "Net Operating Income" means, for any period, as to any Property (a) all gross revenues received from the operation of such Property during such period (including, without limitation, payments received from insurance on account of business or rental interruption and condemnation proceeds from any temporary use or occupancy, in each case to the extent attributable to the period for which such Net Operating Income is being determined, but excluding any proceeds from the sale or other disposition of any part or all of such Property; or from any financing or refinancing of such Property; or from any condemnation of any part or all of such Property (except for temporary use or occupancy); or on account of a casualty to the property (other than payments from insurance on account of business or rental interruption); or any security deposits paid under leases of all or a part of such Property, unless forfeited by tenants; and similar items or transactions the proceeds of which under GAAP are deemed attributable to capital), minus (b) all reasonable and customary property operating, maintenance and repair costs, leasing and administrative costs, management fees and, without double counting, real estate taxes and insurance premiums paid or accrued on account of such Property (whether by direct payment or by deposit into reserves for future payment), exclusive of capital expenditures. When calculating Net Operating Income, there shall be no deduction for any non cash items, such as depreciation. The calculation of Net Operating Income shall be in accordance with the Account Party's historical method for calculating Net Operating Income, including for reporting to MBIA or the Liquidity Banks, and otherwise in accordance with accepted, customary industry practice.

        "Nonapproved Bond" has the meaning given to such term in Section 4.3 of the Insurance Agreement.

        "Nonseasoned Bond" means a Bond, which may be an Eligible Bond or a Supplemental Bond, that has been approved or pre-approved by MBIA as a Nonseasoned Bond in accordance with Section 4.3 of the Insurance Agreement.

        "Notice for Payment" has the meaning given to such term in each of the Surety Bonds.

        "Obligations" means all indebtedness, obligations and liabilities of the Account Party to the Agent and/or the Issuing Bank from time to time, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law, or otherwise, arising or incurred under this Agreement or any of the other Credit Documents or otherwise in respect of a Drawing under the Letter of Credit.

        "Origination Trust" means Charter MAC Origination Trust I, a Delaware business trust, its successors and assigns.

        "Origination  Trust  Agreement"  means the Second  Amended and  Restated
Trust Agreement, dated as of December 1, 2000, by and between the Managing Trustees, and Wilmington Trust Company, as Registered Trustee, as such agreement may be amended, modified, supplemented or assigned from time to time.

        "Origination Trust Certificate" means a certificate issued by the Origination Trust evidencing a 100% beneficial ownership interest in and to the Origination Trust.

        "Origination Trust Contribution Agreement" means the amended and restated contribution agreement, dated as of December 1, 2000, by and between the Origination Trust and the Owner Trust, acting for itself and by, for and on behalf of each Owner Trust Series, as such agreement may be amended, restated, modified or supplemented from time to time.

        "Origination Trust Management Agreement" means the amended and restated management agreement, dated as of December 1, 2000, by and between the Origination Trust and the Manager, as amended from time to time, pursuant to which the Manager will be engaged by the Origination Trust to conduct the business and affairs of the Origination Trust upon the terms and conditions therein.

        "Owner Beneficiary" means, as to any Covered Eligible Bond, the Beneficiary which owns such Bond.

        "Owner Trust" means Charter MAC Owner Trust I, a Delaware business trust, its successors and assigns.

        "Owner Trust Agreement" means the second amended and restated trust agreement, dated as of December 1, 2000, by and among Charter MAC Origination Trust I, the Managing Trustees, and Wilmington Trust Company, as Registered Trustee, as such agreement may be amended, modified, supplemented or assigned from time to time.

        "Owner  Trust  Ineligible  Bond" has the  meaning  given to such term in
Section 5 of the Origination Trust Contribution Agreement.

        "Owner Trust Management Agreement" means the amended and restated management agreement dated as of December 1, 2000, by and between the Owner Trust and the Manager, as amended from time to time, pursuant to which the Manager will be engaged by the Owner Trust to conduct the business and affairs of the Owner Trust upon the terms and conditions therein.

        "Owner Trust Series" means a separate series established from time to time by the Owner Trust for each Certificate Trust Series pursuant to an Owner Trust Series Supplement.

        "Owner Trust Series Supplement" means, for each Owner Trust Series, the Supplement to Second Amended and Restated Trust Agreement of the Owner Trust Agreement pursuant to which such series is established, with deletions and modifications as are necessary to reflect the terms of the applicable Owner Trust Series.

        "Participant" or "Participants" means, singly and collectively, on any date of determination, the financial institutions named as such on Schedule A, and, subject to the terms and conditions of this Agreement, their respective successors and assigns, provided, however, no

Person shall be admitted to the Letter of Credit Facility as a Participant unless (x) the Agent and the Issuing Bank shall have first consented in writing to such admission, and (y) provided no Event of Default has occurred and is continuing, the Account Party shall have also consented to such admission in writing, which consent shall not be unreasonably withheld or delayed.

        "Permitted L/C Transfer" is defined in Section 5.7.

        "Person" means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Preferred Dividends" means, for any period, without duplication of such amounts as constitute intercompany debts or distributions, the sum of (A) dividends or distributions due and payable or accrued during such period on the Preferred Shares issued by Account Party, and (B) distributions which are the functional equivalent of preferred dividends (i.e., which the issuer is required to make prior to distributions on another class or other classes of equity interests) and which are due and payable or accrued during such period on preferred equity interests issued by Account Party or a Subsidiary.

        "Preferred Shares" means Series A, Series A-1, Series A-2, Series A-3, Series B, Series B-1, and Series B-2 preferred shares issued by the Account Party, and any other "preferred shares" issued by the Account Party after the date hereof in accordance with, and as defined in, the Equity Issuer Trust Agreement.

        "Preferred Shares Covenants" means the covenants set forth in Article 8 of the Equity Issuer Trust Agreement, as in effect on the Existing Reimbursement Agreement Date and set forth in Exhibit F hereto.

        "Prime Rate" means the variable per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

        "Projected Stabilization Date" means, as to any Property securing a Bond, the date as of which the Account Party anticipates that such Property will become a Stabilized Property, as agreed to in writing by the Beneficiaries and the Account Party and is the date which is set forth on the first Applicable L/C Schedule to include such Property as such Property's Projected Stabilization Date.

        "Property" means with respect to each Bond, all real property which is subject to any lien securing the obligations of the Bond Issuer and/or any Bond Obligor in respect of such Bond.

        "Quarterly L/C Re-Schedule Date" means each March 31, June 30, September 30 and December 31 occurring on and after the Agreement Date and prior to the Expiration Date, provided, however, if such day is not a Business Day, then the applicable Quarterly L/C Re-Schedule Date shall be the next Business Day thereafter.

        "Rating Agency" means either Moody's or S&P.

        "Register" is defined in Section 13.3(c).

        "Registered Trustee" means, with respect to the Origination Trust and the Owner Trust, Wilmington Trust Company, not in its individual capacity, but solely as trustee of the Origination Trust or the Owner Trust, as the case may be.

        "Reportable Event" is defined in Section 9.10.

        "Requisite Participants" means as of any date (i) if there are two (2) or fewer Participants holding Commitments, "Requisite Participants" shall mean all of such Participants, or (ii) if there are more than two (2) Participants holding Commitments, "Requisite Participants" shall mean the Participants holding at least sixty-five percent (65%) of the outstanding principal amount of the Unpaid Drawing on such date; and if no such principal is outstanding, the Participants whose aggregate Commitments constitute at least sixty-five percent (65%) of the Total Available Commitments.

        "Restatement Effective Date" means the date as of which this Agreement becomes effective.

        "S&P" means Standard & Poor's Ratings Services.

        "Seasoned Bond" means a Bond, which may be an Eligible Bond or a Supplemental Bond, that (i) is secured by a Stabilized Property and (ii) has been approved or pre-approved in writing by MBIA as a Seasoned Bond in accordance with Section 4.3 of the Insurance Agreement.

        "Servicer" means the party acting as Servicer pursuant to the Servicing Agreement, currently Charter MAC Corporation, a Delaware corporation.

        "Servicer's Report" has the meaning given to such term in the Servicing Agreement, and shall include, without limitation, the Covered Eligible Bond Report.

        "Servicing Agreement" means the Second Amended and Restated Servicing Agreement, dated as of December 1, 2000, by and among the Servicer, the Origination Trust, the Owner Trust, acting for itself and by, for and on behalf of each Owner Trust Series, and acknowledged by the Administrative Agent and MBIA, as such agreement may be amended, restated, modified or supplemented from time to time.

        "Stabilization Confirmation" means, as to any Property securing an Eligible Lease-Up Bond, written certification from the applicable Owner Beneficiary and the Account Party in the form of Exhibit L that such Property has become a Stabilized Property.

        "Stabilization Failure" means , as to any Covered Eligible Bond, that the Property securing such Covered Eligible Bond did not become a Stabilized Property as of the date which is six (6) months after the Projected Stabilization Date for such Property.

        "Stabilization Failure Drawing" means a Drawing under and in accordance with the terms and conditions of the Letter of Credit pursuant to Section 2.1(c)(i) of this Agreement made with the presentation of a conforming Stabilization Failure Draw Notice.

        "Stabilization   Failure  Draw  Notice"  means  a  certificate   of  the
Administrative Agent directed to the Issuing Bank under the Letter of Credit (including the Applicable L/C Schedule) and complying with the requirements thereof certifying that, as to a Covered Eligible Bond, a Stabilization Failure has occurred and is continuing.

        "Stabilized Property" means a Property that, at any time of determination, (i) maintains and has maintained occupancy of no less than 85% for each of the immediately preceding three (3) months, and (ii) produces and has produced revenues available to pay debt service over principal and interest expenses of the related Bond in a ratio of at least 1.10:1 for each of the immediately preceding three (3) months, as evidenced by a Stabilization Confirmation respecting such Property.

        "Statement" is defined in Section 14.13.

        "Subsidiary" means any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding Voting Interests of such entity.

        "Supplemental Bonds" means all Bonds owned by the Origination Trust that
(i) are not Eligible Bonds and as a result have not been assigned to an Owner Trust Series, (ii) have been repurchased from an Owner Trust Series as a result of becoming Owner Trust Ineligible Bonds, but are eligible to be held by the Origination Trust or (iii) are Bonds owned by the Origination Trust for any reason other than those listed in (i) and (ii) above.

        "Tender Agent" means Deutsche Bank National Trust Company, its permitted successors and assigns.

        "TOPS Program" means the Account Party's MBIA Private Label Tender Option Program.

        "Total Assets" means, at the time of determination all assets of the Account Party and its Subsidiaries on a consolidated basis determined in accordance with GAAP.
        "Total Available Commitments" means, at the time of determination, the sum of the Commitments of the Participants at such time.

        "Total Liabilities" means, at the time of determination, all liabilities of the Account Party and its Subsidiaries on a consolidated basis determined in accordance with GAAP and all indebtedness and contingent obligations of the Account Party and its Subsidiaries on a consolidated basis, whether or not so classified, including all redemption obligations, hedging and swap liabilities, and off-balance sheet financial transactions as to which there is recourse to the Account Party or a Subsidiary provided, however, for purposes of valuing liabilities incurred in the ordinary course of business pursuant to any hedging agreement and not for speculation which are included under GAAP, such liabilities shall be valued on the basis of the net hedging liability thereunder.

        "Transaction Document" means each of the Insurance Agreement, the Administration and Custody Agreement, the Charter Contribution Agreement, the Charter Equity Contribution Agreement, the Origination Trust Contribution Agreement, the Origination Trust Agreement, the Owner Trust Agreement, the Owner Trust Series Supplements, the Certificate Trust Agreement, the Certificate Trust Series Supplements, the Liquidity Agreement, the Certificate Surety Bond, the Liquidity Surety Bond, and the Liquidity Pledge and Security Agreement.

        "Transaction Party" means each of MBIA, Charter Mac, Charter Equity, the Origination Trust, the Owner Trust, each Owner Trust Series, the Certificate Trust, each Certificate Trust Series, the Administrative Agent, the Certificate Trust Agent, the Servicer, the Manager, the Liquidity Agent (in its capacity as agent for the Liquidity Banks), the Liquidity Collateral Agent and the Liquidity Collateral Subagent.

        "UCC" means the Uniform Commercial Code in effect from time to time in The Commonwealth of Massachusetts or any other applicable jurisdiction.

        "Unpaid Drawing" means the amount of any Drawing disbursed by the Issuing Bank from the time of such disbursement until the Account Party has reimbursed the Issuing Bank for such Drawing.

        "Unused Commitment" means, at any time, an amount equal to the remainder of (a) the Maximum Commitment Amount, less (b) the aggregate Allocable Share of the Maximum Commitment Amount of all Covered Eligible Bonds at such time.

        "Unused Facility Fee" is defined in Section 4.2.

        "Unused Facility Percentage" means, for any period, an amount equal to the remainder of (a) 100% minus (b) that percentage (expressed as a decimal) obtained by dividing (i) the average daily amount of the Allocable Share of the Maximum Credit Amount for all Covered Eligible Bonds during such period, by (ii) the Maximum Credit Amount of the Letter of Credit Facility.

        "Voting Interest" means stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, partnership, association, trust or other business entity involved, or (b) to control, manage or conduct the business of the corporation, partnership, association, trust or other business entity involved.

                                    EXHIBIT M
                              CHARTER MAC COVENANTS
                              ---------------------

1. Taxes and Trade Debt. Charter Mac will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those taxes, assessments or charges which any such Person is contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with GAAP.

2. Adjusted Tangible Net Worth. For so long as the Letter of Credit remains outstanding and any Obligation or any portion thereof remains unpaid, or other obligations under any of the Credit Documents are outstanding , Charter Mac shall at all times maintain (to be tested as of the last day of each fiscal quarter) a minimum Adjusted Tangible Net Worth of not less than the sum of (i) $475,000,000, plus (ii) seventy-five percent (75%) of the offering proceeds of any issuances of Equity Interests after January 1, 2003 (net of the costs and expenses actually incurred by Charter Mac in connection with such equity issuances). As used herein:

        a. "Adjusted Tangible Net Worth" means, at the time of determination, Total Assets, minus (a) Intangible Assets, minus (b) Total Liabilities, minus
(c) net interest receivables in respect of defaulted bonds or other impaired assets, minus (d) to the extent not included in "Total Liabilities," minority interests in Subsidiaries subject to mandatory redemption, plus (e) to the extent included in "Total Liabilities," dividends payable on Subsidiaries' preferred shares, minus (f) the Taxable Tail Amount; plus (g) the Taxable Tail Adjustment Amount.

        b. "Total Assets" means, at the time of determination (a) all assets of Charter Mac and its Subsidiaries on a consolidated basis determined in accordance with GAAP, plus (b) to the extent not otherwise included in determining "Total Assets," Charter Mac's proportionate share of the tangible assets of its Minority Holdings determined in accordance with GAAP.

        c. "Total Liabilities" means, at the time of determination (a) all liabilities of Charter Mac and its Subsidiaries on a consolidated basis determined in accordance with GAAP and all indebtedness and contingent obligations of Charter Mac and its Subsidiaries on a consolidated basis, whether or not so classified, including all redemption obligations, hedging and swap liabilities, and off-balance sheet financial transactions as to which there is recourse to Charter Mac or a Subsidiary, plus (b) to the extent not otherwise included in "Total Liabilities," Charter Mac's proportionate share of the total liabilities of its Minority Holdings as determined in accordance with GAAP; provided, however, for purposes of valuing the following liabilities referred to in this subsection (iii) which are not included under GAAP, the following shall apply:

               (i) No amount shall be included for exposure derived from PWF's contingent loss sharing liability to Fannie Mae under the DUS Product Line (until the loss has occurred and has been recognized on Charter Mac's books in accordance with GAAP).

               (ii) With respect to any tax credit investment fund sponsored by Charter Mac or an Affiliate of Charter Mac, as to which Charter Mac provides a specified yield guaranty to the investors in such fund ("Yield Guarantees"), "Total Liabilities" shall include an amount equal to (A) 10% of the total fund size (based on total investment commitments) until such time as each property within the fund has received its IRS Form 8609 (or applicable comparable replacement form) and has commenced delivering tax credits to the fund, and (B) 5% of the total fund size thereafter. If any asset within a fund pool becomes impaired during the period while the Yield Guaranty applicable to such fund is outstanding, then, in addition to the foregoing, 100% of the present value of the liability attributable to such impairment amount shall be included within "Total Liabilities" (without duplication of any amount otherwise attributable to such impairment in determining "Total Liabilities")).

               (iii) With respect to letter of credit reimbursement commitments issued by ventures in which Charter Mac or an Affiliate of Charter Mac holds an interest, supporting letters of credit enhancing tax exempt bonds financing multi-family housing projects ("Enhancement Programs"), "Total Liabilities" shall include an amount equal to (x) with respect to programs other than the Credit Re Mortgage Capital, L.L.C. Credit Enhancement Program Agreement dated as of January 27, 1998 (the "Credit Re Program"), 15% of Charter Mac's maximum contractual indemnification obligation to the venture (100% of any actual indemnification obligation arising upon the occurrence of a loss event), and (y) with respect to the Credit Re Program, 5% with respect to any portfolio of properties in respect of which such commitments have been issued as of December 24, 2002, and 15% with respect to any other properties, of Charter Mac's maximum contractual indemnification obligation to the venture (100% of any actual indemnification obligation arising upon the occurrence of a loss event).

               (iv) Liabilities incurred in the ordinary course of business pursuant to any Interest Rate Protection Agreement and not for speculation, shall be valued on the basis of the net hedging liability thereunder.

        d. "Intangible Assets" means, at the time of determination, those assets of Charter Mac and its Subsidiaries on a consolidated basis that, in accordance with GAAP, are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

        e. "Minority Holdings" means any Person in which Charter Mac or any of its Subsidiaries, directly or indirectly, has an ownership interest, but which is not required under GAAP to be consolidated with Charter Mac for financial reporting purposes.

        f. "Taxable Tail Amount" means, at the time of determination, the amount of so-called "taxable tails" then included in "Total Assets."

        h. "Taxable Tail Adjustment Amount" means, at the time of determination, an amount equal to 80% of the then Taxable Tail Amount, but in no event to exceed four percent (4%) of the amount of Total Assets at such time.

        i. "PWF" means PWF Funding Inc., a Delaware corporation.

        j.  "PWF  Subsidiaries"  means  any  Subsidiaries   created  by  PWF  in
accordance with the provisions of Section 7.17 of the loan agreement evidencing the Mortgage Warehousing Facility.

3. Liquidity. Charter Mac shall at all times maintain unrestricted cash and Cash Equivalents of not less than $5,000,000.00.

        As used herein and, as the case may be, elsewhere in this Guaranty, the term "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including the Agent, Issuing Bank and the Participants) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and (vii) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of item (y) or (z) of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed $100,000 in the aggregate at any time at any such bank.

4. Fixed Charges. Charter Mac shall not permit the ratio of its consolidated (i) Adjusted EBITDA, divided by (ii) Fixed Charges, to be less than
1.75 to 1.0, for any fiscal quarter, commencing with Charter Mac's fiscal quarter ending March 31, 2003. As used herein:

        a. "Adjusted EBITDA" means, measured as of the last day of each calendar quarter, without duplication, and in accordance with GAAP, the amount derived from (A) for such quarter then ended, Charter Mac's consolidated net income (before deduction of preferred stock dividend payments and minority interest in income of subsidiaries (as so characterized on Charter Mac's balance sheet from time to time)), plus (B) Interest Expense (including under the Loan) for such period, (C) plus the amount of income tax expense deducted in calculating net income for that period, minus (D) the amount of income taxes actually paid during that period, plus (E) depreciation, amortization and other non-cash items deducted in calculating net income for that period, minus (F) non-cash revenue included in calculating net income for that period, minus (G) to the extent included in determining net income, any unrealized gain in respect of revenue bonds or hedging transactions, all of the foregoing as determined in accordance with GAAP for such period, plus (H) all program fees associated with the TOPS Program in respect of such period, minus (I) any and all special distributions to its Affiliate management company in respect of such period, plus (J) extraordinary losses for such period as determined in accordance with GAAP, minus (K) extraordinary gains for such period as determined in accordance with GAAP, plus (L) to the extent not otherwise included in "Adjusted EBITDA," Charter Mac's proportionate share of Adjusted EBITDA of its Minority Holdings for such period (determined in a manner consistent with this definition of "Adjusted EBITDA," but without regard to item (L)), plus (M) non-recurring litigation expenses and expenses related to transactions outside of Charter Mac's normal business activities which were terminated prior to consummation, minus (N) non-recurring income.

        b. "Fixed Charges" means, measured as of the last day of each calendar quarter, without duplication, an amount for the then ending quarter equal to the sum for such period of Charter Mac's consolidated (A) Debt Service, plus (B) Preferred Dividends, plus (C) program fees associated with the TOPS Program.

        c. "Debt Service" means, for any period, determined on a consolidated basis (A) Charter Mac's Interest Expense for such period, plus (B) the aggregate amount of regularly scheduled or mandatory principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by Charter Mac or any Person in Charter Mac's consolidated group (and, if such period is less than a full twelve month period, annualized by taking the sum of all of the payments required to be made during such period and during any immediately subsequent periods required to create a full twelve month test period).

        d. "Interest Expense" means, for any period, the sum (calculated on an annualized basis), on a consolidated basis of (A) all consolidated interest expense of Charter Mac determined in accordance with GAAP, plus (B) capitalized interest not covered by an interest reserve from a loan facility, plus (C) the allocable portion (based on liability) of any accrued or paid interest incurred on any obligation for which any entity in Charter Mac's consolidated group is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities (including, without limitation, accrued or paid interest characterized on Charter Mac's balance sheet from time to time as "minority interest in income of subsidiary"), provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories.

        e. "Preferred Dividends" means, for any period, without duplication of such amounts as constitute intercompany debts or distributions, the sum of (A) dividends or distributions due and payable or accrued during such period on preferred stock issued by a Subsidiary, and (B) distributions which are the functional equivalent of preferred dividends (i.e., which the issuer is required to make prior to distributions on another class or other classes of equity interests) and which are due and payable or accrued during such period on preferred equity interests issued by a Subsidiary.

        i. "TOPS  Program"  means  Charter  Mac's  Private  Label Tender  Option
Program.

5. Total Liabilities. Charter Mac shall not permit at any time its consolidated Total Liabilities to exceed sixty percent (60%) of the fair market value of its consolidated Total Assets as reflected on Charter Mac's balance sheet from time to time.

6. Indebtedness. Charter Mac itself will not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than any of the following:

        a. Under its guaranty of obligations of its Subsidiaries to Fleet National Bank, as Agent and the lenders under each of (x) the Acquisition Line Facility and (y) the Mortgage Warehousing Facility, or a replacement mortgage warehousing facility in favor of PWF and the PWF Subsidiaries, to the extent the establishment of such replacement facility would not (A) result in the acceleration of the loans under the Acquisition Line Facility, or (B) constitute an Event of Default under the Mortgage Warehousing Facility;

        b. Under its guaranty of obligations of Charter Mac Corporation under that certain Stock Purchase Agreement dated as of October 24, 2001, as amended, by and among the Charter Mac Corporation and the former stockholders of PWF;

        c. Current liabilities of Charter Mac incurred in the ordinary course of business (including all liabilities under the TOPS Program and Charter Mac's P-FLOATS/RITES Program or similar secured financing program) but not incurred through (A) the borrowing of money, or (B) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

        d. Indebtedness existing on the date of this Agreement and listed and described on Annex M-1 hereto;

        e. Secured purchase money debt or capitalized lease obligations;

        f. Indebtedness to Fannie Mae, Freddie Mac, GNMA, FHA or other parties with whom Charter Mac or its Subsidiaries originate, sell, repurchase or service Mortgage Loans, to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

        g. Indebtedness secured by real property acquired upon foreclosure of mortgages, to the extent directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by Charter Mac to be recovered from the sale or the disposition of the subject real property;

        h. Unsecured Indebtedness for borrowed money incurred in the ordinary course of business and not exceeding $750,000, plus intercompany liabilities which have a maturity date which is later than the Expiration Date and which are subordinated to the Obligations pursuant to subordination agreements reasonably satisfactory to the Agent which shall permit repayment as long as (A) no Event of Default then exists, and (B) no Event of Default would thereupon occur (including on a pro forma basis as if applicable financial covenants were tested as of the date of such repayment);

        i. Indebtedness incurred in the ordinary course of business secured by one or more specific assets, in each instance the principal amount of which shall not exceed the GAAP book value of the subject asset(s);

        j.  Liabilities  in the ordinary  course of business under Charter Mac's
(A) credit enhancement products supporting multi-family housing project bonds or other financing of multi-family housing projects, and (B) Yield Guarantees;

        k. Guaranties provided for the benefit of Subsidiaries in the ordinary course of business;

        l. Liabilities incurred pursuant to Hedging Agreements in the ordinary course of business and not for speculation; and

        m. As to PWF and the PWF Subsidiaries, indebtedness permitted according to the terms of the PWF Covenants (but without duplication of any of the applicable foregoing exceptions in clause (a) through (l)).

7. Financial Information. Charter Mac shall deliver or cause to be delivered to Agent (and the Agent shall promptly deliver copies to the Issuing Bank and each of the Participants) quarterly and annual financial statements for Charter Mac in form and substance reasonably satisfactory to the Agent, Issuing Bank and the Participants as soon as available and in all events no later than ninety (90) days after the close of each fiscal year for annual statements and forty-five (45) days after the close of each quarter for quarterly statements (including for the fourth fiscal quarter, which shall be subject to normal year end audit adjustments). The quarterly financial statements shall include a consolidated and consolidating (as relating to Charter Mac

Corporation and PWF (and the PWF Subsidiaries)) balance sheet and the related consolidated and consolidating (as relating to Charter Mac Corporation and PWF (and the PWF Subsidiaries)) statements of income and retained earnings and of cash flows for such period and the portion of the applicable fiscal year through the end of such period. The annual statements shall include a consolidated and consolidating (as relating to Charter Mac Corporation and PWF (and the PWF Subsidiaries)) balance sheets and the related consolidated and consolidating (as relating to Charter Mac Corporation and PWF (and the PWF Subsidiaries)) statements of income and retained earnings and of cash flows, setting forth in each case in comparative form the figures for the previous year, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, and shall be audited by independent certified public accountants of nationally recognized standing reasonably acceptable to the Agent. Both the annual and quarterly statements shall be certified as true and correct by an authorized financial officer of Charter Mac. Additionally, Charter Mac will:

        a. promptly supply the Agent (and the Agent promptly shall provide copies to the Issuing Bank and the Participants) with such information concerning its affairs and property as the Agent, Issuing Bank or a Participant (through the Agent) may hereafter reasonably request from time to time.

        b. promptly notify the Agent of any condition or event of which it has knowledge which constitutes (or which upon the giving of notice or lapse of time or both would constitute) (A) an Event of Default under the Agreement, including any event or circumstance which results in the information which has been provided by it to Agent, Issuing Bank or the Participants including an untrue statement of material fact or omitting to state any material fact or any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading and in such event Charter Mac shall promptly furnish to the Agent (and the Agent promptly shall forward copies to the Issuing Bank and each Participant) updated or revised information which will correct such untrue statement or include such omitted fact; or (B) an event of default by Charter Mac or any Subsidiary under any indebtedness or other Contractual Obligation of such Person, where such event of default would reasonably be expected to have a material adverse effect on the business, operation, or properties of such Person, or as to the Account Party, its ability to perform its obligations to the Agent, Issuing Bank or the Participants under any Credit Document.

        c. deliver to the Agent, together with the quarterly and annual financial statements, a Compliance Certificate signed by its treasurer, chief financial officer or chief accounting officer showing the calculations and computations necessary to determine compliance by Charter Mac with its covenants hereunder and stating that, to such officer's knowledge, no Default or Event of Default exists hereunder or under the Credit Documents, or if, to such officer's knowledge, any such Default or Event of Default exists, stating the nature and status thereof. With each such quarterly Compliance Certificate Charter Mac shall include (A) summary information, calculations, information, and a description of occurrences relevant to the applicable financial covenants herein concerning the applicable Taxable Tail Amount, Yield Guarantees, and

Enhancement Programs, and (B) worksheets showing the calculation of the estimated fair value of its investments in revenue bonds, using the methodology described in Annex M-2 .
        d. at any time during regular business hours after reasonable notice to Charter Mac permit the Agent, Issuing Bank and any Participant, or any of their representatives to have access to and examine all of its books and records.

        e. permit the Agent, Issuing Bank and any Participant or their respective representatives to copy, at Charter Mac's sole cost, and to make abstracts from any and all of such books and records.

        f. promptly furnish to the Agent copies (with sufficient copies for each Participant, which the Agent promptly shall furnish to each Participant) of all
(A) filings by it with the Securities and Exchange Commission or any national securities exchange, including reports on forms 10K and 10Q, (B) financial statements, reports and proxy statements furnished by it to its shareholders, and (C) other information concerning Charter Mac as is reasonably requested from time to time by the Agent, Issuing Bank or any of the Participants (through the Agent).

        g. within sixty (60) days prior to each fiscal year end, provide the Agent with detailed operating projections for Charter Mac and its Subsidiaries, in form reasonably satisfactory to the Agent.

        h. promptly (and in any event within ten (10) Business Days) notify the Agent of all new Yield Guarantees and Enhancement Programs, and provide the Agent with copies of all relevant documents related thereto, it being agreed that the Agent shall not divulge information obtained from such examination to others except in connection with Legal Requirements and in connection with administering the Letter of Credit Facility (including providing copies to Participants), enforcing its rights and remedies under the Credit Documents and in the conduct, operation and regulation of their banking and lending business (which may include, without limitation, the transfer of the Letter of Credit or of participation interests therein).

8. Material Adverse Change. There shall not occur any material adverse change in the financial condition of Charter Mac.

9. Liens. Other than in favor of the Fleet National Bank, as Agent (on behalf of the Lenders) pursuant to the Acquisition Line Facility, in no event will Charter Mac pledge or grant a security interest in any of its shares from time to time of Charter Mac Corporation in favor of any Person, or grant a negative pledge therein in favor of any Person.

10. Revenue Bond Valuation. For the purpose of financial statement presentation, Charter Mac will estimate the fair value of its investments in revenue bonds using the methodology described in Annex M-2 hereto or as may be required to be modified by changes in GAAP, and will not materially deviate from such methodology. Charter Mac shall notify the Agent of any changes in GAAP which would require a change in the methodology described in Annex M-2.

11. Mergers, Etc. Charter Mac shall not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership, joint venture or other equity interest in, any other Person, or sell, transfer, convey, or lease (in one transaction or a series of transactions) all or substantially all of its assets (x) if, after giving effect to the occurrence of any of one (1) of the foregoing events, a Change of Control with respect to Charter Mac shall occur,
(y) if the aggregate value of the assets of Charter Mac which are to be sold, transferred, conveyed or leased (after giving effect to the value of any assets which were the subject of any sale, transfer, conveyance or lease which may have previously permitted pursuant to the terms and conditions hereof) exceeds twenty-five percent (25%) of total value of all the assets (calculated in accordance with GAAP) of Charter Mac prior to giving effect to such sale, transfer, conveyance or lease transaction, and (z) if, in the case of any acquisition of the assets or any stock of any class of, or any partnership, joint venture or other equity interest in, any other Person which is engaged in
(x) a business which is not a business in which Charter Mac is currently engaged, or (y) a business which is not a business contemplated by the Constituent Documents of Charter Mac (the "Acquired Assets"), the aggregate value of such Acquired Assets shall not exceed five percent (5%) of value of the total assets (calculated in accordance with GAAP) of Charter Mac prior to giving effect to the acquisition of the Acquired Assets.


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